UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-214

SENTINEL GROUP FUNDS, INC.
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 to November 30, 2011

Annual Report

November 30, 2011

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Growth Leaders Fund

Sentinel Mid Cap Fund

Sentinel Mid Cap Value Fund

Sentinel Small Company Fund

Sentinel Balanced Fund

Sentinel Conservative Strategies Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Growth Opportunities Fund

Sentinel International Equity Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel Total Return Bond Fund

A Standard of Stewardship

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

7	Understanding your Sentinel Funds Financial Statements

8	Sentinel Balanced Fund

14	Sentinel Capital Growth Fund

18	Sentinel Common Stock Fund

22	Sentinel Conservative Strategies Fund

29	Sentinel Georgia Municipal Bond Fund

32	Sentinel Government Securities Fund

36	Sentinel Growth Leaders Fund

39	Sentinel International Equity Fund

44	Sentinel Mid Cap Fund

48	Sentinel Mid Cap Value Fund

52	Sentinel Short Maturity Government Fund

58	Sentinel Small Company Fund

62	Sentinel Sustainable Core Opportunities Fund

66	Sentinel Sustainable Growth Opportunities Fund

70	Sentinel Total Return Bond Fund

76	Statement of Assets and Liabilities

80	Statement of Operations

84	Statement of Changes in Net Assets

90	Financial Highlights

104	Notes to Financial Statements

122	Report of Independent Registered Public Accounting Firm

123	Actual and Hypothetical Expenses for Comparison Purposes

124	Expenses

126	Additional Information for Shareholders

127	Board Approval of Investment Advisory Agreements

129	Directors & Officers

Message to Shareholders

Debarred from Certainty

Waiting. For the Federal Open Market Committee (FOMC), European Central Bank (ECB), politicians, decisions. And for the answer to “Where does growth come from?”

There are no clear answers and so markets hide behind the broad “uncertainty” excuse, track sideways with the occasional downward lurch. No red-blooded businessperson is intimidated by uncertainty, making bold decisions regarding capital spending, innovation and product renewal to exploit it and more than happy to win share from less decisive competitors. The real issue is lack of aggregate demand with a very high liquidity preference. If that sounds too Keynesian, so be it. Fiscal policy is in disarray with unintended contraction coming. And interest rates reflect worry about deflation not borrowing or money supply. But there are unequivocally good things happening in the United States (U.S.). These include a healthy corporate sector, lower household and enterprise debt, low inflation and a slow clearing of the housing market. So press on.

Breaking Rules: An economy with excess capacity throws up anomalies.

Excess money supply leads to inflation.	It doesn’t. M2, a broad measure of financial assets held principally by households, has grown over 12% recently. Core Consumer Price Index (CPI) less than 3%.

Government borrowing sends interest rates soaring.	Federal spending start edits climb in 2002 and accelerated in the 2008 recession. Meanwhile 10-year U.S. Treasury Notes (GT10s) fell from 6% to less than 2%.

Inflation threats are everywhere.	Occasional supply tightening (think energy) can change end-user prices but the government has been able to borrow at negative rates(1)for the last year and a half.

Government crowds out the private sector.	The New Issue Market has no problem borrowing around $25bn a week at record low rates. Ninety-two(92)percent of small businesses say credit supply is no problem.(2)

And why the exception to these rules? Because the economy has so much spare capacity. At the 2008 peak, nominal Gross Domestic Product (GDP) was around $14.5 trillion, in line with potential GDP. This year it will run nearly 5% below, equivalent to $730 billion of lost output. It gets worse. From 2008 to 2012, we will have produced $3.7 trillion less than our capabilities.(3) This waste of economic resources shows up in the underemployed rate of 16% and capacity utilization stuck at around 77%.(4)

Inflation and Deflation: At the core of the economic debate is whether inflation, through government spending or monetary easing, is more a threat than deflation, through austerity and low demand. Let’s be clear. Deflation is an unmitigated disaster for an economy. Banks do not lend because collateral is instantly worth less than the loans and consumers postpone purchases indefinitely. All normal activity seizes. But inflation is manageable. Nominal growth is vastly preferable to inactivity. We’re in a middle ground today. And the morality debate between austerity and spending is not confined to the U.S., which is why we see social unrest, whether benign (Occupy Wall Street) or Molotov slinging (Greece).

Year-end Crunch: We know about 1.2% of fiscal spending falls away at the end of the year. This would be the sum of payroll tax credits, the 2009 stimulus and accelerated depreciation allowances. There’s nothing to replace it although the jobs bill could fill in about 0.5%, slightly more in later years. This has not really sunk in yet despite Bernanke’s very clear statement on “misplaced fears of inflation... and unwarranted disaffection” for fiscal spending and investment. On top of that, we know households have reduced debt by about $80 billion a quarter for four years and personal disposable income is unchanged since 2007. So it’s a slow build. Enough of the gloom, let’s look at some positives.

(1)   As measured by the 5-Year Treasury Inflation Indexed Security, Constant Maturity

(2)   National Federation of Independent Business

(3)   Congressional Budget Office estimates

(4)   Federal Reserve Bank of  St. Louis, Economic Research

This article contains the current opinions of the author but not necessarily those of Sentinel Investments. The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

The innocent pre-2008 are days gone. Expect volatility.

1.  The U.S. Economy: No double dip. This is for two reasons. One, history shows that monetary tightening instigates a double dip, of which, of course, there’s no sign. Second, there are no excesses in the economy: no inventory build up, price increases, supply bottlenecks or demand. There’s not even asset price inflation (bonds don’t count, they’re a finite-upside asset class and gold is too weird). Less theoretically, we saw nearly all the Federal Reserve (Fed) regional surveys and Institute for Supply Management (ISM) data say the same thing over the summer: shipments, volumes and orders down but prices and employment steady. This reversed in September as manufacturers reported better conditions. More importantly, a full 28%(5) of companies think all major activity measures will improve in the next three months. This seems in keeping with the trend of manufacturing, agricultural and industrial growth and low consumer expectations. It’s one reason why ten of the twelve federal reserve districts reported better or unchanged conditions in October.

2.  European Melodrama: For much of the last year we saw the various European Union (E.U.) players agree that there might be a problem, that something should be done and that they were implacably committed to the euro and Europe. So far so clear. But the markets have also digested and priced in a worst case scenario: i) Greece can not grow its way out of its current problem, so it will default ii) banks will shrink their balance sheets to recapitalize and iii) the EFSF(6) will take on more buying power. The inevitable economic slowdown, again from fiscal consolidation, will be around 1% but, one hopes, accompanied by a reversal of the rate hikes earlier in the year. The markets can live with this. There may be more re-pricing to come, like the widening Bunds/OATs(7) spread and a deal that prevents a Credit Default Swap (CDS) payout (thus obviating a much used risk management tool) but the worst is probably over.

3.  Patience in China: The change in China is from a trade protected, subsidized industry, government preference and undervalued exchange rate mode to an open, consumer, high value manufacturing strategy. This takes years. Authorities have tried to contain inflation and dilute some of the property woes through increased reserve requirements and bank lending restrictions... hence the sovereign wealth fund’s recent buying of bank stocks. This will slow the economy to around 8%. But this is tough to do in an orderly way, especially as nominal Gross National Product (GNP) remains around 18%. Infrastructure growth is bound to slow; there is no marginal utility in adding more high-speed trains once the first big project is complete. Hence the concern around risk assets and the big underperformance of the Shanghai market both year-to-date and since the recent bottom on October 3rd. So we wait the transition.

What this means for capital markets

The innocent pre-2008 are days gone. Expect volatility. Markets distrust most of the news and there’s little conviction in any one direction. Vanilla investors are on the sidelines. Day to day trading is mostly position covering and range bound investing. That’s fine with us. The more algorithms and high frequency trading noise, the easier to spot fundamental anomalies. The challenge is to keep fluid between seemingly different but highly correlated markets. Here’s our process:

Bonds

We thought rates would fall sharply from beginning year levels of 3.3% to around 2.2% ...but all the way to 1.75% took us by surprise. The entire yield curve is below the CPI rate. This time last year, the long bond had a real rate of 2.7% . The bond rally is due to a cocktail of i) some pretty deft handling of Twist and transparency from the Fed ii) the risk-off trade liquidity preference iii) growth expectations and iv) the euro’s obvious shortcomings as a viable reserve currency. The best play for bonds right now is:

1.  Trade the U.S. Treasuries: The 10-year note and 30-year bond regularly have 2% to 3% intra-day price moves. Yields can be wiped out quickly. This is not an asset class to buy and tuck away. But clear (to us) price ranges form and Treasuries have very low frictional costs. For now, a 2.10% to 2.5% range for GT10s looks well underpinned.

2.  Mortgage-Backed Securities (MBS): have the duration advantage and running yield. Refinances and loan modification plans can spook prices but we try to manage this by allocating to the 15-year tranches.

3.  Corporate Bonds: correlate to equities so spreads, which drive corporate bond fund management, have widened out from the equity pull back. This will probably change and trading opportunities will come around. But, we’re not thrilled at lending to corporate America for 10 years at 125 basis points over U.S. Treasuries. We’ll wait before committing more.

(5)   Federal Reserve Bank of Richmond

(6)   European Financial Stability Facility

(7)   French government bonds

Equities exhibit all the symptoms of attention deficit hyperactivity disorder(ADHD). They carry one theme for a while, reverse and focus on innocuous details. That’s good for us as we take the longer-term view and like toseek bargains .

Equities

Equities exhibit all the symptoms of attention deficit hyperactivity disorder (ADHD). They carry one theme for a while, reverse and focus on innocuous details. That’s good for us as we take the longer-term view and like to seek bargains. Let’s look at some drivers:

1.  Financials: are likely to have a rough time. This used to be more serious in the days when a  healthy, lending financial sector was the transmission mechanism for corporate lending. But that’s no longer the case. Nearly all the banks are going through a once in a lifetime deleveraging process. They simply cannot make 14% return on equity (ROE) — a target from one well-known firm — without risk and a 40:1 liability to equity ratio. Most trade well below book values, which underscores the skepticism that investors have in the value of the book. A couple of banks tried taking price falls (and so lower repurchase prices) in the value of their debt through the income statement. That’s poor quality earnings in any language.

2. Correction: Price earnings (P/E) multiples have dropped by a quarter in five months to around 11x. That’s equivalent to a 20% earnings per share (EPS) fall, which is in line with full-blown recessions. But we’re not in a recession. So the correction is more due to sentiment and some lower guidance. Meanwhile cash flow yields are around 7%, which is 40% more than the equivalent Moody’s Baa yield, and drive a 20% ROE. That looks like a solid foundation.

3.  Dividends: We always like the dividend growers because cash in hand, growing and well covered, is a lot better for investors than share buy-backs and capital reinvestment. Share buy-backs have been long on promise and short on delivery. Management invariably does less than they announce at market tops. They should try running their purchases through the income statement instead of hiding them in treasury stock; the legerdemain would be self-evident. Dividends also tend to fall less than earnings and we find plenty of opportunities where we are paid to wait.

So we’re not rushing into any markets. There are no screaming bargains but neither is there much overvaluation. The earnings season is generally favorable and EPS growth looks around 18% year-over-year. That’s enough to support prices and outperform most other asset classes in the next six months. We don’t expect volatility to subside so it will pay to have cash at hand and to remain above the noise.

So putting it all together.

1.   Markets have priced fiscal withdrawal and misplaced austerity but...

2.   there’s no relief likely on unemployment...

3.   which means low inflation.

4.   Eurozone will continue to play out a Good North/Bad South morality story.No real winners.

5.   Move bonds into lower duration MBS.

6.   Bond markets are taking too sanguine a view of interest rates, so trade around these.

7.   Buy stocks that won’t make cash calls and have a history of returning real cash.

8.   Dividends are an important part of U.S. equity returns...don’t bet against that.

Source: Sentinel Asset Management, Inc.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund and is available from your financial advisor or www.sentinelinvestments.com. Please read the Prospectus carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800.282. FUND, www.sentinelinvestments.com.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•   a list of each investment

•   the number of shares/par amount of each stock, bond or short-term note

•   the market value of each investment

•   the percentage of investments in each industry

•   the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•   income earned from investments

•   management fees and other expenses

•   gains or losses from selling investments (known as realized gains or losses)

•   gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•   operations — a summary of the Statement of Operations for the most recent period

•   distributions — income and gains distributed to shareholders

•   capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•   share price at the beginning of the period

•   investment income and capital gains or losses

•   income and capital gains distributions paid to shareholders

•   share price at the end of the period

It also includes some key statistics for the period:

•   total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•   expense ratio — operating expenses as a percentage of average net assets

•   net income ratio — net investment income as a percentage of average net assets

•   portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Balanced Fund

(Unaudited)

The Sentinel Balanced Fund had a total return of 6.46%* for the fiscal year ending November 30, 2011, compared to the 7.83% return for the Standard & Poor’s 500 Index over this time period, and the 5.52% return for the Barclays Capital U.S. Aggregate Bond Index. The Morningstar Moderate Allocation category returned 3.62% for the same period. The Fund’s asset allocation as of November 30, 2011 was 71% stocks, 27% bonds, and 2% cash and cash equivalents.

Equity markets during the fiscal year were quite volatile, with the first half characterized by confidence in an imminent economic recovery, swiftly curtailed in the second half as deteriorating economic data and the Eurozone sovereign debt crisis dominated the news flow. Investors’ appetite for risk vanished promptly, replaced by extreme risk aversion. Responding to a deteriorating global economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Utilities, Energy and Consumer Staples, whereas the weakest sectors were Materials and Financials. Amidst this unsettled environment, we selectively added to holdings within the Health Care and Information Technology sectors, further moderated our underweight positioning on the Financials sector, and lowered our Energy and Industrials stakes, as growth prospects moderated for these sectors.

Within the fixed-income market, high volatility persisted, with 10-year U.S. Treasury notes trading as high as 3.74% and as low as 1.72%, with an average monthly swing of 22 basis points, according to Bloomberg. Amidst a sluggish economic backdrop, the Federal Reserve engaged in a broad array of accommodative programs designed to lower longer-term interest rates. The bond market was also heavily influenced by the sovereign debt crisis in Europe. The relative performance of the fixed income portion of the Fund was inhibited by a lack of U.S. Treasury and GNMA exposure as well as its relatively short effective duration as interest rates fell to historic lows. In addition, shorter-duration securities vastly underperformed longer-dated ones.

Despite continuing volatility in the financial markets, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap companies. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. We believe a high quality equity portfolio and a sizeable commitment to fixed-income securities has the potential to generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund.

We greatly appreciate your continuing support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 — November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 — November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without Sales Charge	With 5% Sales Charge	Without CDSC	With 1% CDSC	No Sales Charge
1 year	6.46%	1.15%	5.63%	4.63%	6.49%
3 years	12.25	10.35	11.29	11.29	12.16
5 years	2.97	1.91	2.04	2.04	2.94
10 years	4.93	4.40	3.96	3.96	4.92

Class	Symbol
A	SEBLX
C	SBACX
I	SIBLX

Inception Date of the Fund — 11/15/38

Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C, & I shares: A - 1.14%, C - 1.97%, I - 1.06%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	67.0%
U.S. Government Obligations	16.3%
Corporate Bonds	9.7%
Foreign Stocks & ADR’s	3.1%
Commercial Mortgage-Backed Securities	1.0%
Domestic Exchange Traded Funds	0.7%
Cash and Other	2.2%

Top 10 Equity Holdings*

Description	Percent of Net Assets
ExxonMobil Corp.	2.2%
Int’l. Business Machines Corp.	1.8%
Procter & Gamble Co.	1.4%
PepsiCo, Inc.	1.4%
Chevron Corp.	1.4%
Microsoft Corp.	1.3%
United Technologies Corp.	1.2%
Schlumberger Ltd.	1.2%
Johnson & Johnson	1.2%
Honeywell Int’l., Inc.	1.1%
Total of Net Assets	14.2%

Top 10 Fixed Income Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
FGLMC Q04243	4.00%	11/01/41	2.3%
FNMA 745418	5.50%	04/01/36	2.2%
FGLMC A94593	4.50%	10/01/40	1.4%
FGLMC A79255	5.00%	11/01/37	1.2%
FNMA 735997	5.50%	11/01/35	1.1%
FGLMC G01665	5.50%	03/01/34	1.0%
FNMA 891386	5.50%	10/01/35	0.9%
FNMA 555421	5.00%	05/01/33	0.9%
FNMA AJ5469	3.50%	11/01/41	0.8%
FNMA 735288	5.00%	03/01/35	0.8%
Total of Net Assets			12.6%

Average Effective Duration (for all Fixed Income Holdings) 4.9 years**

*"Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2011

	Principal Amount (M=$1,000)	Value (Note 2)
U.S. Government Obligations 16.3%
U.S. Government Agency Obligations 15.0%
Federal Home Loan Mortgage Corporation 6.5%
Collateralized Mortgage Obligations:
FHR 3852 CE
4.5%, 05/15/41	1,000 M	$1,081,535

MortgageBacked Securities:
15-Year:
FHLMC E01488
5%, 10/01/18	27 M	28,993
FHLMC E01492
5.5%, 10/01/18	18 M	19,070
FHLMC G18091
6%, 12/01/20	14 M	14,943
FHLMC G18106
5.5%, 03/01/21	19 M	21,013
FHLMC G11943
5.5%, 04/01/21	22 M	23,358
		107,377
20-Year:
FHLMC P00020
6.5%, 10/01/22	83 M	91,504

30-Year:
FGLMC G01665
5.5%, 03/01/34	2,096 M	2,295,604
FHLMC G08062
5%, 06/01/35	35 M	37,825
FGLMC A79255
5%, 11/01/37	2,397 M	2,567,966
FGLMC A94593
4.5%, 10/01/40	2,945 M	3,111,704
FGLMC Q04243
4%, 11/01/41	4,894 M	5,101,149
		13,114,248
Total Federal Home Loan Mortgage Corporation		14,394,664

Federal National Mortgage Association 8.5%
Collateralized Mortgage Obligations:
FNR 02-2 UC
6%, 02/25/17	22 M	24,080

Mortgage Backed Securities:
15-Year:
FNMA 254907
5%, 10/01/18	26 M	27,883
FNMA 255273
4.5%, 06/01/19	42 M	44,636

The accompanying notes are an integral part of the fnancial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 255358
5%, 09/01/19	10 M	$10,746
		83,265

30-Year:
FNMA 500296
6%, 04/01/29	13 M	15,084
FNMA 545759
6.5%, 07/01/32	688	777
FNMA 687301
6%, 11/01/32	395	438
FNMA 690305
5.5%, 03/01/33	6 M	7,042
FNMA 555421
5%, 05/01/33	1,769 M	1,904,394
FNMA 555783
4.5%, 10/01/33	896 M	951,504
FNMA 748895
6%, 12/01/33	341 M	378,245
FNMA 811311
2.899%, 12/01/34	12 M	12,378
FNMA 810896
1.969%, 01/01/35	9 M	9,029
FNMA 735288
5%, 03/01/35	1,623 M	1,746,903
FNMA 832258
4.705%, 08/01/35	28 M	29,724
FNMA 891386
5.5%, 10/01/35	1,881 M	2,050,486
FNMA 797721
5.5%, 10/01/35	41 M	44,260
FNMA 735997
5.5%, 11/01/35	2,277 M	2,481,983
FNMA 745336
5%, 03/01/36	1,102 M	1,185,292
FNMA 745418
5.5%, 04/01/36	4,495 M	4,900,503
FNMA 995525
6%, 12/01/38	1,279 M	1,407,265
FNMA AJ5469
3.5%, 11/01/41	1,797 M	1,835,167
		18,960,474
Total Federal National Mortgage Association		19,067,819

Government National Mortgage Corporation 0.0%+
Mortgage-Backed Securities:
15-Year:
GNMA 514482
7.5%, 09/15/14	9 M	9,269
Total U.S. Government Agency Obligations		33,471,752

U.S. Treasury Obligations 1.3%
U.S. Treasury Bill
0.035%, 12/01/11	3,000 M	3,000,000
Total U.S. Government Obligations (Cost $36,045,316)		36,471,752

Corporate Bonds 9.7%
Basic Industry 1.4%
Dow Chemical Co.
4.25%, 11/15/20	750 M	757,217
Mosaic Co.
3.75%, 11/15/21	1,000 M	1,000,359
Sealed Air Corp.
8.375%, 09/15/21(a)	750 M	804,375
Xstrata Canada Financial Corp.
4.95%, 11/15/21(a)	500 M	488,660
		3,050,611
Capital Goods 0.7%
Joy Global, Inc.
5.125%, 10/15/21	750 M	794,001
L-3 Communications Corp.
4.95%, 02/15/21	750 M	731,298
		1,525,299
Consumer Cyclical 0.7%
Ford Motor Credit Co. LLC
5.75%, 02/01/21	500 M	511,186
Kohl’s Corp.
4%, 11/01/21	1,000 M	1,012,384
		1,523,570
Consumer Non-Cyclical 0.4%
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,004,469

Energy 0.8%
Anadarko Petroleum Corp.
6.45%, 09/15/36	125 M	139,727
Newfield Exploration Co.
5.75%, 01/30/22	625 M	661,719
Nexen, Inc.
6.4%, 05/15/37	925 M	947,645
		1,749,091
Financials 1.4%
Ally Financial, Inc.
8%, 11/01/31	500 M	477,500
Bank of America Corp.
5%, 05/13/21	425 M	360,557
Int’l. Lease Finance Corp.
6.5%, 09/01/14(a)	500 M	507,500
JPMorgan Chase & Co
4.625%, 05/10/21	440 M	439,320
Morgan Stanley
5.75%, 01/25/21	715 M	639,972
Regions Bank
7.5%, 05/15/18	500 M	485,000
SLM Corp.
6.25%, 01/25/16	250 M	237,929
		3,147,778

Health Care 0.1%
Cigna Corp
4%, 02/15/22	250 M	241,763

Insurance 1.2%
American Int'l. Group, Inc.
6.4%, 12/15/20	700 M	686,157
CNA Financial Corp.
5.75%, 08/15/21	700 M	697,620
ING Groep NV
5.775%, 12/29/49(b)	375 M	253,125
Liberty Mutual Group, Inc.
7%, 03/07/67(a)	250 M	210,000
XL Capital Ltd.
6.5%, 12/29/49(c)(d)	300 M	235,500
XL Group Ltd.
5.75%, 10/01/21	500 M	511,438
		2,593,840
Media 0.7%
DISH DBS Corp.
6.75%, 06/01/21	500 M	490,000
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,025,367
XM Satellite Radio, Inc.
7.625%, 11/01/18(a)	125 M	129,375
		1,644,742
Real Estate 1.1%
ERP Operating LP
4.75%, 07/15/20	1,000 M	1,009,515
Health Care Reality, Inc.
4.95%, 01/15/21	750 M	703,053
Simon Property Group
5.65%, 02/01/20	750 M	839,504
		2,552,072
Technology 0.5%
Hewlett-Packard Co.
4.375%, 09/15/21	1,000 M	1,024,758

Telecommunications 0.7%
MetroPCS Wireless, Inc.
6.625%, 11/15/20	550 M	481,250
Verizon Communications, Inc.
3.5%, 11/01/21	1,000 M	997,076
		1,478,326
Total Corporate Bonds (Cost $21,947,090)		21,536,319

Commercial Mortgage-Backed Securities 1.0%
CSFB 05-C4 AJ
5.19%, 08/15/38	500 M	471,071
CSFB 05-C6 AJ
5.23%, 12/15/40	250 M	233,433
FHAMS 05-FA1 A6
5.5%, 03/25/35	256	256
GSMS 07-GG10 A4
5.9838%, 08/10/45	1,000 M	1,065,115

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
JPMCC06-LDP8 AM
5.44%, 05/15/45	500 M	$500,033
Total Commercial Mortgage-Backed Securities (Cost $2,226,455)		2,269,908

	Shares
Domestic Common Stocks 67.0%
Consumer Discretionary 6.6%
Comcast Corp.	75,000	1,677,000
Gap, Inc.	34,000	635,460
McDonald’s Corp.	20,000	1,910,400
McGraw-Hill Cos., Inc.	35,000	1,494,500
Nike, Inc.	12,500	1,202,250
Omnicom Group, Inc.	45,000	1,942,650
Staples, Inc.	35,000	504,350
Time Warner Cable, Inc.	25,000	1,512,000
Time Warner, Inc.	65,000	2,263,300
TJX Cos., Inc.	25,000	1,542,500
		14,684,410
Consumer Staples 7.8%
Altria Group, Inc.	30,000	860,700
CVS Caremark Corp.	20,000	776,800
HJ Heinz Co.	30,000	1,579,500
Kellogg Co.	33,420	1,642,927
Kimberly-Clark Corp.	15,000	1,072,050
Kraft Foods, Inc.	30,000	1,084,500
PepsiCo, Inc.	50,000	3,200,000
Philip Morris Int’l., Inc.	25,000	1,906,000
Procter & Gamble Co.	50,000	3,228,500
Wal-Mart Stores, Inc.	35,000	2,061,500
		17,412,477
Energy 8.8%
Apache Corp.	10,800	1,073,952
Chevron Corp.	30,000	3,084,600
EOG Resources, Inc.	22,500	2,334,150
ExxonMobil Corp.	60,000	4,826,400
Marathon Oil Corp.	40,000	1,118,400
Marathon Petroleum Corp.	20,000	667,800
McDermott Int’l., Inc.*	50,000	565,500
Noble Energy, Inc.	20,000	1,967,800
Schlumberger Ltd.	35,000	2,636,550
Transocean Ltd.	12,500	535,625
Weatherford Int’l. Ltd.*	55,500	841,380
		19,652,157
Financials 8.4%
ACE Ltd.	20,000	1,390,600
American Express Co.	46,200	2,219,448
Bank of America Corp.	75,000	408,000
Bank of New York Mellon Corp.	45,000	875,700
Chubb Corp.	20,000	1,348,800
CME Group, Inc.	3,000	747,840
Goldman Sachs Group, Inc.	11,000	1,054,460
JPMorgan Chase & Co.	43,670	1,352,460
MetLife, Inc.	30,000	944,400
Morgan Stanley	30,000	443,700
PNC Financial Services Group, Inc.	12,500	677,625
The Travelers Cos., Inc.	40,000	2,250,000
Toronto-Dominion Bank	25,000	1,772,750
US Bancorp	75,000	1,944,000
Wells Fargo & Co.	50,000	1,293,000
		18,722,783
Health Care 9.5%
Aetna, Inc.	25,000	1,045,500
Amgen, Inc.	25,000	1,447,750
Becton Dickinson & Co.	15,000	1,106,700
Bristol-Myers Squibb Co.	60,000	1,963,200
Celgene Corp.*	15,000	946,200
Covidien PLC	20,000	911,000
Eli Lilly &Co.	20,000	757,000
Forest Laboratories, Inc.*	25,000	749,000
Gilead Sciences, Inc.*	25,000	996,250
Johnson & Johnson	40,000	2,588,800
Medco Health Solutions, Inc.*	15,000	850,050
Medtronic, Inc.	36,200	1,318,766
Merck & Co., Inc.	42,500	1,519,375
Mettler-Toledo Int’l., Inc.*	4,400	703,120
Pfizer, Inc.	100,000	2,007,000
Stryker Corp.	15,000	732,450
UnitedHealth Group, Inc.	10,000	487,700
Zimmer Holdings, Inc.*	20,000	1,011,000
		21,140,861
Industrials 9.3%
Babcock & Wilcox Co.*	25,000	567,000
Boeing Co.	25,000	1,717,250
Canadian National Railway Co.	22,500	1,745,100
Deere & Co.	20,000	1,585,000
General Dynamics Corp.	25,000	1,651,500
General Electric Co.	85,000	1,352,350
Honeywell Int’l., Inc.	45,000	2,436,750
L-3 Communications Holdings, Inc.	10,000	663,000
Northrop Grumman Corp.	20,000	1,141,400
Tyco Int’l. Ltd.	35,000	1,678,600
Union Pacific Corp.	15,000	1,551,150
United Technologies Corp.	35,000	2,681,000
Verisk Analytics, Inc.*	30,000	1,178,400
Waste Management, Inc.	27,500	860,750
		20,809,250
Information Technology 11.8%
Accenture PLC	30,000	1,737,900
Activision Blizzard, Inc.	90,000	1,117,800
Broadcom Corp.	35,000	1,062,075
Check Point Software Technologies Ltd.*	34,000	1,881,560
Cisco Systems, Inc.	75,000	1,398,000
Dell, Inc.*	72,000	1,134,720
EMC Corp.*	80,000	1,840,800
Intel Corp.	50,000	1,245,500
Int’l. Business Machines Corp.	21,437	4,030,156
KLA-Tencor Corp.	25,000	1,152,500
Microsoft Corp.	112,410	2,875,448
NetApp, Inc.*	30,000	1,104,900
Seagate Technology PLC	50,000	855,000
Teradata Corp.*	25,000	1,355,750
Texas Instruments, Inc.	60,000	1,806,000
Visa, Inc.	10,000	969,700
Western Union Co.	45,000	784,800
		26,352,609
Materials 2.6%
EI Du Pont de Nemours & Co.	40,000	1,908,800
Freeport-McMoRan Copper & Gold, Inc.	60,000	2,376,000
Praxair, Inc.	15,000	1,530,000
		5,814,800
Telecommunication Services 1.6%
AT&T, Inc.	30,000	869,400
Rogers Communications, Inc.	25,000	925,750
Verizon Communications, Inc.	50,000	1,886,500
		3,681,650
Utilities 0.6%
Entergy Corp.	20,000	1,407,200
Total Domestic Common Stocks (Cost $102,657,143)		149,678,197

Domestic Exchange Traded Funds 0.7%
Financials 0.7%
SPDR KBW Regional Banking (Cost $1,376,516)	65,000	1,534,000

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Foreign Stocks & ADR’s 3.1%
Australia 0.7%
BHP Billiton Ltd. ADR	20,000	$1,503,400

Germany 0.8%
SAP AG ADR	30,000	1,798,800

Israel 0.4%
Teva Pharmaceutical Industries Ltd. ADR	20,000	792,200

Mexico 0.5%
America Movil SA de CV ADR	50,000	1,191,000

Switzerland 0.2%
Novartis AG ADR	10,000	541,200

United Kingdom 0.5%
Diageo PLC ADR	12,500	1,070,125
Total Foreign Stocks & ADR’s (Cost $4,938,104)		6,896,725

Institutional Money Market Funds 1.2%
State Street Institutional US Government Money Market Fund (Cost $2,704,692)	2,704,692	2,704,692
Total Investments 99.0% (Cost $171,895,316)†		221,091,593

Other Assets in Excess of Liabilities 1.0%		2,321,634

Net Assets 100.0%		$223,413,227

*	Non-income producing.

+	Represents less than 0.05%.

†

Cost for federal income tax purposes is $172,024,541. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $49,067,052 of which $56,652,845 related to appreciated securities and $7,585,793 related to depreciated securities.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the market value of Rule 144A securities amounted to $3,144,379 or 1.41% of net assets.

(b)

ING Groep NV is currently fixed at 5.775%. On December 8, 2015 it converts to a variable rate that floats on the 8th of March, June, September, and December. The interest rate will equal the 3-month Libor rate plus 1.68%.

(c)	Step Up/Down.

(d)

XL Capital Ltd. is currently fixed at 6.5%. On April 15, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

ADR	- American Depositary Receipt
SPDR	- Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

(Unaudited)

As in the prior year, the equity markets focused largely on macroeconomic factors and were highly volatile in the fiscal year ended November 30, 2011. In the first half of the fiscal year, the equity markets gained given continuing strength in the global economy and despite the earthquake and tsunami in Japan and multiple outbreaks of civil unrest in the Middle East. The equity markets peaked at midyear and declined in the second half of the fiscal year as global growth slowed, the credit rating of U.S. government debt was downgraded, housing continued to be weak, unemployment remained intractably high and the financial and economic future of the Eurozone became more uncertain.

The Sentinel Capital Growth Fund appreciated 9.61%* for the fiscal year ended November 30, 2011 compared to increases of 8.65% for the Russell 1000 Growth Index and 7.83% for the Standard & Poor’s 500 Index for the same period.

Sectors that contributed the most to the portfolio’s performance in the fiscal year were Information Technology, Consumer Discretionary, Industrials and Materials. Stocks in the portfolio that contributed the greatest gains included IBM, SPDR Gold Trust, McDonald’s, Dollar Tree and Apple. The Financials sector underperformed. Underperforming stocks in the portfolio included Peabody Energy, Freeport-McMoran Copper & Gold and Magna International.

All the sectors in the portfolio contributed to performance in the first half of the fiscal year, the strongest being Information Technology, Energy and Materials. Stocks in the portfolio that contributed the greatest gains included IBM, Praxair, Occidental Petroleum, BlackRock and Tiffany. Underperforming stocks included Cisco, Magna International and Emerson Electric.

Sectors in the portfolio that contributed to the portfolio’s performance in the second half of the fiscal year were Consumer Discretionary, Information Technology and Utilities. Stocks that contributed the greatest gains to the portfolio included McDonald’s, SPDR Gold Trust, Goodrich, IBM and Dollar Tree. Sectors in the portfolio that declined included Energy, Financials, Health Care and Materials. Underperforming stocks included Peabody Energy, Freeport-McMoran Copper & Gold, BHP Billiton and Walgreen.

Going forward, we look for very slow growth in the United States given high unemployment, the weak housing market, uncertainty concerning incremental taxes and regulations and negligible, if any, capital formation by savers because of minimal interest rates. We assume no growth in Europe and continued growth in emerging markets although at a slower pace. We continue to emphasize investment in U.S. based companies participating in faster growing, less developed emerging markets.

Extraordinarily low interest rates make the yield of approximately 2% on the S&P 500 Index comparatively attractive. We are focused on companies with potentially expanding earnings as well as higher dividend payouts — that often have higher forecasted growth and higher current dividend yields than the S&P 500 Index.

We continue to prefer well managed companies with strong research and development, financial strength and access to capital markets.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	9.61%	4.14%	8.32%	7.32%	9.66%
3 years	16.74	14.75	15.22	15.22	16.68
5 years	2.47	1.42	0.98	0.98	2.49
10 years	2.77	2.24	1.64	1.64	2.78

Class	Symbol
A	BRGRX
C	SECGX
I	SICGX

Inception Date of the Fund — 8/01/94

The Sentinel Capital Growth Fund began operations on March 17, 2006. Performance prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Growth Fund, which began operations on August 1, 1994 and was offered without a sales charge. Performance of Class A shares reflects the current maximum sales charge. Performance of Class A shares prior to their inception on March 17, 2006 does not reflect the higher 12b-1 fees in effect after that date. If it did, returns would be lower. Performance of the Class C shares prior to their inception on March 17, 2006 is based on the performance of the Bramwell Growth Fund, but reflects the higher ongoing expenses of Class C shares. Performance of the Class I shares from March 17, 2006 to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class I shares prior to March 17, 2006 is based on the performance of the Bramwell Growth Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Capital Growth Fund Class A, C & I shares: A - 1.32%, C - 2.64%, I - 1.27% . Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Information Technology	24.0%
Industrials	15.3%
Consumer Discretionary	14.4%
Materials	13.6%
Energy	12.1%
Consumer Staples	6.5%
Financials	4.9%
Health Care	4.1%
Utilities	1.1%

Top 10 Holdings*

Description	Percent of Net Assets
Int’l. Business Machines Corp.	5.1%
Praxair, Inc.	4.8%
McDonald’s Corp.	4.7%
SPDR Gold Trust	4.5%
Apple, Inc.	3.6%
Occidental Petroleum Corp.	3.1%
Emerson Electric Co.	2.7%
Union Pacific Corp.	2.4%
Dollar Tree, Inc.	2.4%
Schlumberger Ltd.	2.3%
Total of Net Assets	35.6%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holding follow.

Schedule of Investments

at November 30, 2011

	Shares	Value (Note 2)
Domestic Common Stocks 87.0%
Consumer Discretionary 14.4%
AutoZone, Inc.*	4,000	$1,313,520
Dollar General Corp.*	65,000	2,637,050
Dollar Tree, Inc.*	37,500	3,055,875
Home Depot, Inc.	20,000	784,400
McDonald’s Corp.	63,000	6,017,760
Tiffany & Co.	40,000	2,681,600
Yum! Brands, Inc.	35,000	1,961,400
		18,451,605
Consumer Staples 6.5%
Colgate-Palmolive Co.	15,000	1,372,500
Corn Products Int’l., Inc.	52,400	2,724,276
HJ Heinz Co.	20,000	1,053,000
Procter & Gamble Co.	15,770	1,018,269
Walgreen Co.	65,000	2,191,800
		8,359,845
Energy 12.1%
EOG Resources, Inc.	10,000	1,037,400
ExxonMobil Corp.	35,000	2,815,400
Noble Corp.	30,000	1,035,900
Occidental Petroleum Corp.	40,000	3,956,000
Peabody Energy Corp.	30,000	1,176,900
Schlumberger Ltd.	38,600	2,907,738
SM Energy Co.	20,000	1,589,800
Suncor Energy, Inc.	30,000	900,600
		15,419,738
Financials 4.9%
BlackRock, Inc.	16,300	2,804,252
CME Group, Inc.	1,500	373,920
Royal Bank of Canada	35,000	1,609,650
Toronto-Dominion Bank	20,000	1,418,200
		6,206,022
Health Care 2.9%
Express Scripts, Inc.*	30,000	1,369,500
McKesson Corp.	5,000	406,550
Stryker Corp.	40,000	1,953,200
		3,729,250
Industrials 15.3%
BE Aerospace, Inc.*	30,000	1,168,500
Canadian Pacific Railway Ltd.	10,000	601,800
Donaldson Co., Inc.	20,000	1,367,000
Emerson Electric Co.	67,000	3,500,750
Goodrich Corp.	21,000	2,562,210
Illinois Tool Works, Inc.	30,000	1,363,200
Jacobs Engineering Group, Inc.*	30,000	1,246,200
Norfolk Southern Corp.	33,000	2,492,820
Parker Hannifin Corp.	26,000	2,152,280
Union Pacific Corp.	30,000	3,102,300
		19,557,060
Information Technology 23.0%
ANSYS, Inc.*	15,000	929,550
Apple, Inc.*	12,000	4,586,400
Autodesk, Inc.*	15,000	511,050
Automatic Data Processing, Inc.	15,763	805,331
Avago Technologies Ltd.	5,000	149,600
Cisco Systems, Inc.	110,870	2,066,617
Cognizant Technology Solutions Corp.*	43,000	2,896,050
EMC Corp.*	50,400	1,159,704
Intel Corp.	100,000	2,491,000
Int’l. Business Machines Corp.	35,000	6,580,000
Linear Technology Corp.	30,000	918,900
Microsoft Corp.	30,000	767,400
Molex, Inc. - Class A	22,600	473,244
Qualcomm, Inc.	32,000	1,753,600
TE Connectivity Ltd.	25,000	792,750
Visa, Inc.	27,000	2,618,190
		29,499,386
Materials 6.8%
Freeport-McMoRan Copper & Gold, Inc.	55,680	2,204,928
Praxair, Inc.	60,000	6,120,000
Yamana Gold, Inc.	25,000	420,750
		8,745,678
Utilities 1.1%
Dominion Resources, Inc.	15,000	774,300
Southern Co.	15,000	658,650
		1,432,950
Total Domestic Common Stocks (Cost $68,240,860)		111,401,534

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Domestic Exchange Traded Funds 4.5%
Materials 4.5%
SPDR Gold Trust* (Cost $2,444,063)	33,900	$5,767,407

Foreign Stocks & ADR’s 4.5%
Australia 2.0%
BHP Billiton Ltd. ADR	34,000	2,555,780

Brazil 0.3%
Vale SA ADR	15,000	348,750

Germany 1.0%
SAP AG ADR	21,000	1,259,160

Switzerland 1.2%
Roche Holding AG ADR	40,000	1,589,800
Total Foreign Stocks & ADR’s (Cost $4,106,764)		5,753,490

Institutional Money Market Funds 0.4%
State Street Institutional US Government Money Market Fund (Cost $561,053)	561,053	561,053

	Principal Amount (M=$1,000)
Corporate Short-term Notes 2.3%
Chevron Texaco Funding Corp.
0.03%, 12/06/11	2,500 M	2,499,990
PepsiCo., Inc.
0.071%, 12/12/11	400 M	399,991
Total Corporate Short-term Notes (Cost $2,899,981)		2,899,981
Total Investments 98.7% (Cost $78,252,721)†		126,383,465

Other Assets in Excess of Liabilities 1.3%		1,664,152

Net Assets 100.0%		$128,047,617

*                 Non-income producing.

†                  Cost for federal income tax purposes is $78,215,759. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $48,167,706 of which $49,842,868 related to appreciated securities and $1,675,162 related to depreciated securities.

ADR    -  American Depositary Receipt

SPDR  -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

The Sentinel Common Stock Fund had a return of 6.80%* for the fiscal year ending November 30, 2011, compared to a same time period return of 7.83% for the Fund’s benchmark, the Standard & Poor’s 500 Index and a 7.38% return for the Russell 1000 Index. The Morningstar Large Blend category returned 4.74% over the same period. The Fund* outperformed the Standard & Poor’s 500 Index and its Morningstar category average for the 3, 5 and 10 year periods ending November 30, 2011.

Equity markets during the fiscal year were particularly volatile, with the first half of the year characterized by a promising confidence in an imminent economic recovery, which was swiftly curtailed in the second half as deteriorating economic data and the Eurozone sovereign debt crisis began to dominate the financial markets’ narrative. Investors’ appetite for risk vanished promptly, replaced by extreme risk aversion. Responding to a rapidly deteriorating global economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Utilities, Energy and Consumer Staples, whereas the weakest sectors were Materials and Financials.

Amidst this unsettled environment, we continued our selective increase in holdings within the Consumer Discretionary and Information Technology sectors, while further moderating our underweight positioning in the Financials sector. We lowered our Energy and Industrials stakes, as growth prospects moderated for these sectors. The overall growth outlook remains modest due to uncertain global economic conditions. However, on a relative basis we believe the risk / reward profile for our holdings is attractive given reasonable valuations, and the sound financial strength of the companies we own in the Fund.

Despite continuing volatility in the equity markets, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that we believe were growing earnings at attractive rates, generating strong free cash fow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 — November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without Sales	With 5%	Without	With 1%	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	6.80%	1.45%	5.90%	4.90%	7.16%
3 years	14.27	12.32	13.25	13.25	14.69
5 years	1.18	0.15	0.27	0.27	1.54
10 years	4.54	4.01	3.52	3.52	4.73

Class	Symbol
A	SENCX
C	SCSCX
I	SICWX

Inception Date of the Fund — 1/12/34

Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, C & I shares: A - 1.16%, C - 2.05%, I - 0.83% . Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stock, Domestic Exchange Traded Funds, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Information Technology	19.7%
Health Care	13.3%
Energy	12.5%
Financials	12.0%
Industrials	11.8%
Consumer Staples	10.1%
Consumer Discretionary	9.2%
Materials	4.0%
Telecommunication Services	2.8%
Utilities	1.1%

Top 10 Holdings*

Description	Percent of Net Assets
ExxonMobil Corp.	3.1%
Int’l. Business Machines Corp.	2.8%
Procter & Gamble Co.	2.0%
Noble Energy, Inc.	1.8%
Schlumberger Ltd.	1.8%
PepsiCo, Inc.	1.8%
Chevron Corp.	1.7%
Honeywell Int’l., Inc.	1.7%
United Technologies Corp.	1.7%
Johnson & Johnson	1.6%
Total of Net Assets	20.0%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2011

	Shares	Value (Note 2)
Domestic Common Stocks 91.6%
Consumer Discretionary 9.2%
Comcast Corp.	600,000	$13,416,000
Gap, Inc.	350,000	6,541,500
Home Depot, Inc.	130,000	5,098,600
McDonald’s Corp.	125,000	11,940,000
McGraw-Hill Cos., Inc.	225,000	9,607,500
Nike,Inc.	100,000	9,618,000
Omnicom Group, Inc.	275,000	11,871,750
Staples, Inc.	400,000	5,764,000
Time Warner Cable, Inc.	240,000	14,515,200
Time Warner, Inc.	495,668	17,259,160
TJX Cos., Inc.	205,000	12,648,500
TRW Automotive Holdings Corp.*	200,000	6,532,000
		124,812,210
Consumer Staples 9.6%
Altria Group, Inc.	225,000	6,455,250
CVS Caremark Corp.	150,000	5,826,000
HJ Heinz Co.	225,000	11,846,250
Kellogg Co.	200,000	9,832,000
Kimberly-Clark Corp.	75,000	5,360,250
Kraft Foods, Inc.	250,000	9,037,500
PepsiCo, Inc.	375,000	24,000,000
Philip Morris Int’l., Inc.	200,000	15,248,000
Procter & Gamble Co.	419,900	27,112,943
Wal-Mart Stores, Inc.	250,000	14,725,000
		129,443,193
Energy 12.5%
Apache Corp.	75,000	7,458,000
Chevron Corp.	225,000	23,134,500
EOG Resources, Inc.	115,000	11,930,100
ExxonMobil Corp.	515,000	41,426,600
Marathon Oil Corp.	275,000	7,689,000
Marathon Petroleum Corp.	250,000	8,347,500
McDermott Int’l., Inc.*	568,600	6,430,866
Noble Energy, Inc.	250,000	24,597,500
Schlumberger Ltd.	325,000	24,482,250
Transocean Ltd.	125,000	5,356,250
Weatherford Int’l. Ltd.*	519,000	7,868,040
		168,720,606
Financials 11.2%
ACE Ltd.	125,000	8,691,250
American Express Co.	250,000	12,010,000
Bank of America Corp.	575,400	3,130,176
Bank of New York Mellon Corp.	400,000	7,784,000
Chubb Corp.	150,000	10,116,000
CME Group, Inc.	35,000	8,724,800
Goldman Sachs Group, Inc.	120,000	11,503,200
JPMorgan Chase & Co.	398,050	12,327,608
MetLife, Inc.	360,000	11,332,800
Morgan Stanley	350,000	5,176,500
PNC Financial Services Group, Inc.	100,000	5,421,000
The Travelers Cos., Inc.	300,000	16,875,000
Toronto-Dominion Bank	150,000	10,636,500
US Bancorp	525,000	13,608,000
Wells Fargo & Co.	552,300	14,282,478
		151,619,312
Health Care 12.5%
Aetna, Inc.	125,000	5,227,500
Amgen, Inc.	200,000	11,582,000
Becton Dickinson & Co.	165,000	12,173,700
Bristol-Myers Squibb Co.	375,000	12,270,000
Celgene Corp.*	75,000	4,731,000
Covidien PLC	225,000	10,248,750
Eli Lilly & Co.	175,000	6,623,750
Forest Laboratories, Inc.*	200,000	5,992,000
Gilead Sciences, Inc.*	200,000	7,970,000
Johnson & Johnson	325,000	21,034,000
Medco Health Solutions, Inc.*	115,000	6,517,050
Medtronic, Inc.	251,000	9,143,930
Merck & Co., Inc.	300,000	10,725,000
Mettler-Toledo Int’l., Inc.*	30,000	4,794,000
Pfizer, Inc.	800,000	16,056,000

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Stryker Corp.	150,000	$7,324,500
UnitedHealth Group, Inc.	181,200	8,837,124
Zimmer Holdings, Inc.*	145,700	7,365,135
		168,615,439
Industrials 11.8%
Babcock & Wilcox Co.*	225,000	5,103,000
Boeing Co.	125,000	8,586,250
Canadian National Railway Co.	160,700	12,463,892
Deere & Co.	125,000	9,906,250
General Dynamics Corp.	175,000	11,560,500
General Electric Co.	850,000	13,523,500
Honeywell Int’l., Inc.	425,000	23,013,750
L-3 Communications Holdings, Inc.	85,500	5,668,650
Northrop Grumman Corp.	100,000	5,707,000
Tyco Int’l. Ltd.	250,000	11,990,000
Union Pacific Corp.	100,000	10,341,000
United Technologies Corp.	300,000	22,980,000
Verisk Analytics, Inc.*	300,000	11,784,000
Waste Management, Inc.	225,000	7,042,500
		159,670,292
Information Technology 18.2%
Accenture PLC	225,000	13,034,250
Activision Blizzard, Inc.	600,000	7,452,000
Altera Corp.	250,000	9,417,500
Broadcom Corp.	270,000	8,193,150
Check Point Software Technologies Ltd.*	275,000	15,218,500
Cisco Systems, Inc.	369,700	6,891,208
Dell, Inc.*	600,000	9,456,000
EMC Corp.*	700,000	16,107,000
Hewlett-Packard Co.	275,000	7,686,250
Intel Corp.	350,000	8,718,500
Int’l. Business Machines Corp.	200,000	37,600,000
KLA-Tencor Corp.	166,600	7,680,260
Microsoft Corp.	700,000	17,906,000
NetApp, Inc.*	330,000	12,153,900
Oracle Corp.	400,000	12,540,000
Seagate Technology PLC	434,800	7,435,080
Teradata Corp.*	155,000	8,405,650
Texas Instruments, Inc.	600,000	18,060,000
Visa, Inc.	100,000	9,697,000
Western Union Co.	675,000	11,772,000
		245,424,248
Materials 3.2%
EI Du Pont de Nemours & Co.	270,000	12,884,400
Freeport-McMoRan Copper & Gold, Inc.	475,000	18,810,000
Praxair, Inc.	115,000	11,730,000
		43,424,400
Telecommunication Services 2.3%
AT&T, Inc.	250,000	7,245,000
Rogers Communications, Inc.	275,000	10,183,250
Verizon Communications, Inc.	375,000	14,148,750
		31,577,000
Utilities 1.1%
Entergy Corp.	125,000	8,795,000
Exelon Corp.	118,000	5,228,580
		14,023,580
Total Domestic Common Stocks (Cost $830,837,782)		1,237,330,280

Domestic Exchange Traded Funds 0.8%
Financials 0.8%
SPDR KBW Regional Banking (Cost $9,533,363)	450,000	10,620,000

Foreign Stocks & ADR’s 4.1%
Australia 0.8%
BHP Billiton Ltd. ADR	150,000	11,275,500

Germany 1.0%
SAP AG ADR	225,000	13,491,000

Israel 0.3%
Teva Pharmaceutical Industries Ltd. ADR	100,000	3,961,000

Mexico 0.5%
America Movil SA de CV ADR	300,000	7,146,000

Netherlands 0.5%
ASML Holding NV ADR	150,000	5,929,500

Switzerland 0.5%
Novartis AG ADR	125,000	6,765,000

United Kingdom 0.5%
Diageo PLC ADR	85,000	7,276,850
Total Foreign Stocks & ADR’s (Cost $42,517,854)		55,844,850

Institutional Money Market Funds 0.9%
State Street Institutional US Government Money Market Fund (Cost $12,544,014)	12,544,014	12,544,014

	Principal Amount (M=$1,000)
Corporate Short-term Notes 1.1%
Nestle Capital Corp.
0.01%, 12/05/11	10,000	M	9,999,989
0.03%, 12/06/11	3,500	M	3,499,986
The Walt Disney Co.
0.051%, 12/08/11	700	M	699,993
Total Corporate Short-term Notes (Cost $14,199,968)			14,199,968

U.S. Government Obligations 1.1%
Federal Home Loan Mortgage Corporation 1.1%
Agency Discount Notes:
0.007%, 12/16/11 (Cost $14,999,956)	15,000	M	14,999,956
Total Investments 99.6% (Cost $924,632,937)†			1,345,539,068

Other Assets in Excess of Liabilities 0.4%			5,624,269

Net Assets 100.0%			$1,351,163,337

*                 Non-income producing.

†                  Cost for federal income tax purposes is $928,581,110. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $416,957,958 of which $445,048,092 related to appreciated securities and $28,090,134 related to depreciated securities.

ADR     -   American Depositary Receipt

SPDR   -   Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Strategies Fund

(Unaudited)

The Sentinel Conservative Strategies Fund had a return of 3.78%* for the fiscal year ending November 30, 2011 compared to the 7.83% return for the Standard & Poor’s 500 Index over this time period, and the 5.52% return for the Barclays Capital U.S. Aggregate Bond Index. The Morningstar Conservative Allocation category returned 3.27% for the same period. The Fund’s asset allocation as of November 30, 2011 was 46% equities (including international equities), 28% government bonds, 12% corporate bonds (including high yield bonds), 2% commercial mortgage-backed securities, and 12% cash. Throughout the fiscal year, the Fund increased its domestic equity exposure, which performed much better than international equities, while decreasing its government bonds exposure.

Equity markets during the fiscal year were quite volatile, with the first half characterized by confidence in an imminent economic recovery, swiftly curtailed in the second half as deteriorating economic data and the Eurozone sovereign debt crisis dominated the news flow.  Investors’ appetite for risk vanished promptly, replaced by extreme risk aversion. Responding to a deteriorating global economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Utilities, Energy and Consumer Staples, whereas the weakest sectors were Materials and Financials.

Within the fixed-income market, high volatility persisted, with 10-year U.S. Treasury notes trading as high as 3.74% and as low as 1.72%, with an average monthly swing of 22 basis points, according to Bloomberg. Amidst a sluggish economic backdrop, the Federal Reserve engaged in a broad array of accommodative programs designed to lower longer-term interest rates. The bond market was also heavily influenced by the sovereign debt crisis in Europe. The relative performance of the fixed income portion of the Fund was inhibited by a lack of U.S. Treasury and GNMA exposure as well as its relatively short effective duration as interest rates fell to historic lows. In addition, shorter-duration securities vastly underperformed longer-dated ones.

The Fund continues its strong commitment to its goals of high current income and controlled risk through all market environments. A sizeable commitment to very high grade fixed-income securities and dividend paying, high quality stocks should generate an attractive income stream, and could mitigate overall return volatility in the corporate high-yield bond and equity asset classes, potentially reducing overall portfolio risk for the Sentinel Conservative Strategies Fund.

We appreciate your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

From Inception — November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

From Inception — November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	3.78%	-1.42%	3.01%	2.01%	3.74%
3 years	10.12	8.26	9.26	9.26	10.11
5 years	3.64	2.58	2.78	2.78	3.63
Since inception	6.22	5.60	5.39	5.39	6.22

Class	Symbol
A	SECMX
C	SMKCX
I	SCSIX

Inception Date of the Fund — 3/10/03

Performance of the Class I shares prior to their inception on December 17, 2010 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. The “since inception” performance data for Class I shares is calculated from March 10, 2003, which was the inception date of the Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Conservative Strategies Fund Class A, C & I shares: A - 1.15%, C - 1.89%, I - 0.85%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

On December 15, 2010 the Sentinel Conservative Allocation Fund was renamed the Sentinel Conservative Strategies Fund. On December 17, 2010, the Sentinel Conservative Strategies Fund’s investment strategies changed. Performance prior to December 17, 2010 relates to the Fund’s strategies in effect prior to that date.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	36.8%
U.S. Government Obligations	27.6%
Corporate Bonds	11.9%
Foreign Stocks & ADR’s	8.5%
Commercial Mortgage-Backed Securities	2.4%
Domestic Exchange Traded Funds	0.3%
Foreign Exchange Traded Funds	0.2%
Real Estate Investment Trusts	0.0%+
Cash and Other	12.3%

+ Represents less than 0.05%.

Top 10 Equity Holdings*

Description	Percent of Net Assets
Int’l. Business Machines Corp.	0.7%
PepsiCo, Inc.	0.7%
United Technologies Corp.	0.6%
Procter & Gamble Co.	0.6%
ExxonMobil Corp.	0.6%
Johnson & Johnson	0.5%
Pfizer, Inc.	0.5%
General Electric Co.	0.4%
Freeport-McMoRan Copper & Gold, Inc.	0.4%
Verisk Analytics, Inc.	0.4%
Total of Net Assets	5.4%

Top 10 Fixed Income Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
U.S. Treasury Bond	3.125%	11/15/41	3.7%
FGLMC A97040	4.00%	02/01/41	2.8%
FNMA 555743	5.00%	09/01/33	2.2%
FGLMC G01665	5.50%	03/01/34	2.1%
FGLMC A94593	4.50%	10/01/40	1.7%
FGLMC Q04243	4.00%	11/01/41	1.7%
FNMA 745418	5.50%	04/01/36	1.6%
FNMA 735402	5.00%	04/01/35	1.6%
FNMA 735997	5.50%	11/01/35	1.4%
FNMA 745336	5.00%	03/01/36	1.3%
Total of Net Assets			20.1%

Average Effective Duration (for all Fixed Income Holdings) 6.0 years**

* “Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2011

	Principal Amount (M=$1,000)	Value (Note 2)
U.S. Government Obligations 27.6%
U.S. Government Agency Obligations 23.9%
Federal Home Loan Mortgage Corporation 9.2%
Mortgage-Backed Securities:
30-Year:
FGLMC G01665
5.5%, 03/01/34	3,430 M	$3,756,444
FGLMC A79255
5%, 11/01/37	1,596 M	1,709,314
FGLMC A94593
4.5%, 10/01/40	2,945 M	3,111,704
FGLMC A97040
4%, 02/01/41	4,788 M	4,990,033
FGLMC Q04243
4%, 11/01/41	2,896 M	3,019,047
Total Federal Home Loan Mortgage Corporation		16,586,542

Federal National Mortgage Association 14.7%
Mortgage-Backed Securities:
25-Year:
FNMA 735703
5%, 04/01/29	1,372 M	1,490,083

30-Year:
FNMA 555421
5%, 05/01/33	1,769 M	1,904,394
FNMA 555743
5%, 09/01/33	3,667 M	3,947,594
FNMA 555783
4.5%, 10/01/33	1,792 M	1,903,008
FNMA 735288
5%, 03/01/35	1,298 M	1,397,522
FNMA 735402
5%, 04/01/35	2,742 M	2,951,333
FNMA 891386
5.5%, 10/01/35	1,185 M	1,291,645
FNMA 735997
5.5%, 11/01/35	2,277 M	2,481,983
FNMA 745336
5%, 03/01/36	2,203 M	2,370,584
FNMA 745418
5.5%, 04/01/36	2,729 M	2,975,305
FNMA 995525
6%, 12/01/38	1,919 M	2,110,897

The accompanying notes are an integral part of the financial statements.

	Principal Amount (M=$1,000)	Value (Note 2)
FNMA AJ5469
3.5%, 11/01/41	1,797 M	$1,835,167
		25,169,432
Total Federal National Mortgage Association		26,659,515
Total U.S. Government Agency Obligations		43,246,057

U.S. Treasury Obligations 3.7%
U.S. Treasury Bond
3.125%, 11/15/41	6,500 M	6,579,222
Total U.S. Government Obligations (Cost $49,598,353)		49,825,279

Corporate Bonds 11.9%
Basic Industry 1.7%
Dow Chemical Co.
4.25%, 11/15/20	800 M	807,698
Georgia-Pacific LLC
5.4%, 11/01/20(a)	225 M	242,366
Mosaic Co.
3.75%, 11/15/21	1,000 M	1,000,359
Sealed Air Corp.
8.375%, 09/15/21(a)	500 M	536,250
Xstrata Canada Financial Corp.
4.95%, 11/15/21(a)	500 M	488,660
		3,075,333
Capital Goods 0.9%
Joy Global, Inc.
5.125%, 10/15/21	800 M	846,935
L-3 Communications Corp.
4.95%, 02/15/21	800 M	780,051
		1,626,986
Consumer Cyclical 0.7%
Ford Motor Credit Co. LLC
5.75%, 02/01/21	250 M	255,593
Kohl’s Corp.
4%, 11/01/21	1,000 M	1,012,384
		1,267,977
Consumer Non-Cyclical 0.6%
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,004,469

Energy 0.9%
Newfield Exploration Co.
5.75%, 01/30/22	800 M	847,000
Nexen, Inc.
6.4%, 05/15/37	850 M	870,809
		1,717,809
Financials 1.7%
Ally Financial, Inc.
8%, 11/01/31	500 M	477,500
Bank of America Corp.
5%, 05/13/21	425 M	360,557
Discover Bank/Greenwood DE
7%, 04/15/20	100 M	102,560
Int’l. Lease Finance Corp.
6.5%, 09/01/14(a)	500 M	507,500
JPMorgan Chase & Co
4.625%, 05/10/21	250 M	249,613
Morgan Stanley
5.75%, 01/25/21	735 M	657,873
Regions Bank
7.5%, 05/15/18	500 M	485,000
SLM Corp.
6.25%, 01/25/16	250 M	237,929
		3,078,532
Health Care 0.1%
Cigna Corp.
4%, 02/15/22	250 M	241,763

Insurance 1.5%
American Int’l. Group, Inc.
6.4%, 12/15/20	700 M	686,157
CNA Financial Corp.
5.75%, 08/15/21	750 M	747,450
ING Groep NV
5.775%, 12/29/49(b)	375 M	253,125
Liberty Mutual Group, Inc.
7%, 03/07/67(a)	250 M	210,000
XL Capital Ltd.
6.5%, 12/29/49(c)(d)	300 M	235,500
XL Group Ltd.
5.75%, 10/01/21	600 M	613,726
		2,745,958
Media 0.9%
DISH DBS Corp.
6.75%, 06/01/21	500 M	490,000
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,025,367
XM Satellite Radio, Inc.
7.625%, 11/01/18(a)	125 M	129,375
		1,644,742
Real Estate 1.5%
ERP Operating LP
4.75%, 07/15/20	1,000 M	1,009,515
Health Care Reality, Inc.
4.95%, 01/15/21	800 M	749,923
Simon Property Group
5.65%, 02/01/20	800 M	895,471
		2,654,909
Technology 0.6%
Hewlett-Packard Co.
4.375%, 09/15/21	1,000 M	1,024,758

Telecommunications 0.8%
MetroPCS Wireless, Inc.
6.625%, 11/15/20	550 M	481,250
Verizon Communications, Inc.
3.5%, 11/01/21	1,000 M	997,076
		1,478,326
Total Corporate Bonds (Cost $21,959,157)		21,561,562

Commercial Mortgage-Backed Securities 2.4%
CSFB 05-C4 AJ
5.19%, 08/15/38	500 M	471,071
CSFB 05-C6 AJ
5.23%, 12/15/40	750 M	700,299
GSMS 07-GG10 A4
5.9838%, 08/10/45	1,000 M	1,065,115
JPMCC 06-LDP8 AM
5.44%, 05/15/45	500 M	500,033
MLMT 05-CIP1 AJ
5.137%, 07/12/38	500 M	427,281
MLMT 07-C1 AM
6.0233%, 06/12/50(e)	750 M	626,757
WBCMT 06-C25 AJ
5.9225%, 05/15/43	750 M	631,656
Total Commercial Mortgage-Backed Securities (Cost $4,609,450)		4,422,212

	Shares
Domestic Common Stocks 36.8%
Consumer Discretionary 3.4%
Ascena Retail Group, Inc.*	2,820	77,606
Comcast Corp.	35,000	782,600
Darden Restaurants, Inc.	1,590	75,859
Dick’s Sporting Goods, Inc.	2,200	86,482
Dollar Tree, Inc.*	990	80,675
Gap, Inc.	20,000	373,800
Gentex Corp.	2,620	77,238
Gildan Activewear, Inc.	730	17,432
Guess? Inc	1,890	53,147
Hanesbrands, Inc.*	1,590	39,162
Home Depot, Inc.	12,500	490,250
Jarden Corp.	1,410	43,907
LKQ Corp.*	3,920	119,678
McDonald’s Corp.	7,500	716,400
McGraw-Hill Cos., Inc.	12,500	533,750
Morningstar, Inc.	1,190	71,698
Omnicom Group, Inc.	14,000	604,380
O’Reilly Automotive, Inc.*	600	46,344
PVH Corp.	1,010	68,569
Staples, Inc.	25,000	360,250
Target Corp.	7,500	395,250
Texas Roadhouse, Inc.	2,810	37,626
Time Warner Cable, Inc.	8,000	483,840
Time Warner, Inc.	15,000	522,300
Tractor Supply Co.	940	67,896
		6,226,139

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Consumer Staples 4.2%
Altria Group, Inc.	22,500	$645,525
Church & Dwight Co., Inc.	2,210	97,792
CVS Caremark Corp.	15,000	582,600
Flowers Foods, Inc.	4,200	83,034
HJ Heinz Co.	12,500	658,125
Kellogg Co.	10,000	491,600
Kimberly-Clark Corp.	4,544	324,760
Kraft Foods, Inc.	20,000	723,000
Nu Skin Enterprises, Inc.	2,200	105,028
PepsiCo, Inc.	20,000	1,280,000
Philip Morris Int’l., Inc.	10,000	762,400
Procter & Gamble Co.	17,500	1,129,975
Ralcorp Holdings, Inc.*	410	33,341
Wal-Mart Stores, Inc.	12,500	736,250
		7,653,430
Energy 4.3%
Apache Corp.	5,000	497,200
Cameco Corp.	15,000	284,100
Chevron Corp.	7,500	771,150
ConocoPhillips	7,088	505,516
Core Laboratories NV	780	90,519
Dril-Quip, Inc.*	730	51,925
EOG Resources, Inc.	5,000	518,700
ExxonMobil Corp.	12,500	1,005,500
Marathon Oil Corp.	25,000	699,000
Marathon Petroleum Corp.	12,500	417,375
McDermott Int’l., Inc.*	30,000	339,300
Newfield Exploration Co.*	1,615	73,967
Noble Energy, Inc.	7,500	737,925
Plains Exploration & Production Co.*	2,520	89,662
Range Resources Corp.	700	50,197
Schlumberger Ltd.	7,500	564,975
Superior Energy Services, Inc.*	2,820	83,782
Tidewater, Inc.	1,410	71,064
Transocean Ltd.	7,500	321,375
Ultra Petroleum Corp.*	10,000	352,100
Weatherford Int’l. Ltd.*	19,800	300,168
		7,825,500
Financials 4.3%
ACE Ltd.	7,500	521,475
Affiliated Managers Group, Inc.*	600	56,742
American Express Co.	15,000	720,600
Bank of America Corp.	25,000	136,000
Bank of New York Mellon Corp.	15,000	291,900
Chubb Corp.	7,500	505,800
City National Corp/CA	1,590	67,448
CME Group, Inc.	1,900	473,632
East West Bancorp, Inc.	3,850	75,345
Endurance Specialty Holdings Ltd.	1,590	57,510
Everest Re Group Ltd	410	35,969
Goldman Sachs Group, Inc.	5,000	479,300
HCC Insurance Holdings, Inc.	4,050	108,864
JPMorgan Chase & Co.	17,500	541,975
MetLife, Inc.	20,000	629,600
Morgan Stanley	20,000	295,800
MSCI, Inc.*	1,010	34,088
New York Community Bancorp Inc	3,850	46,354
Northern Trust Corp.	1,010	38,006
PNC Financial Services Group, Inc.	10,000	542,100
Raymond James Financial, Inc.	2,030	60,514
The Travelers Cos., Inc.	12,500	703,125
US Bancorp	22,500	583,200
Wells Fargo &Co.	25,000	646,500
WR Berkley Corp.	1,820	62,080
Zions Bancorporation	2,590	41,673
		7,755,600
Health Care 5.4%
Abbott Laboratories	10,000	545,500
Aetna, Inc.	12,500	522,750
Amgen, Inc.	12,500	723,875
Becton Dickinson & Co.	7,500	553,350
Bio-Rad Laboratories, Inc.*	410	38,663
Bristol-Myers Squibb Co.	20,000	654,400
Catalyst Health Solutions, Inc.*	1,370	71,268
Cigna Corp.	7,500	331,725
Covidien PLC	10,000	455,500
Dentsply Int’l., Inc.	1,820	65,720
Eli Lilly & Co.	10,000	378,500
Endo Pharmaceuticals Holdings, Inc.*	1,990	68,118
Forest Laboratories, Inc.*	12,000	359,520
Gen-Probe, Inc.*	800	50,392
Gilead Sciences, Inc.*	10,000	398,500
Henry Schein, Inc.*	780	50,185
IDEXX Laboratories, Inc.*	780	58,648
Johnson & Johnson	12,500	809,000
Life Technologies Corp.*	1,610	62,355
Masimo Corp.	2,500	51,650
Medco Health Solutions, Inc.*	5,000	283,350
Mednax, Inc.*	780	52,572
Medtronic, Inc.	12,500	455,375
Merck & Co., Inc.	18,650	666,738
Mettler-Toledo Int’l., Inc.*	350	55,930
Pfizer, Inc.	40,000	802,800
Quality Systems, Inc.	1,450	51,258
Resmed, Inc.*	3,600	93,780
Stryker Corp.	10,000	488,300
Techne Corp.	1,070	72,214
Varian Medical Systems, Inc.*	1,010	62,852
Zimmer Holdings, Inc.*	7,500	379,125
		9,713,913
Industrials 5.1%
Ametek, Inc.	1,990	85,252
Boeing Co.	10,000	686,900
Canadian National Railway Co.	10,000	775,600
CH Robinson Worldwide, Inc.	470	32,200
Cintas Corp.	1,790	54,416
Copart, Inc.*	1,990	89,411
Deere & Co.	6,500	515,125
Donaldson Co., Inc.	1,140	77,919
Flowserve Corp.	780	80,161
Gardner Denver, Inc.	610	52,289
General Dynamics Corp.	10,000	660,600
General Electric Co.	50,000	795,500
Honeywell Int’l., Inc.	10,000	541,500
IDEX Corp.	1,990	72,555
IHS, Inc.*	1,010	89,264
Jacobs Engineering Group, Inc.*	1,510	62,725
JB Hunt Transport Services, Inc.	1,570	71,780
Joy Global, Inc.	600	54,768
L-3 Communications Holdings, Inc.	7,500	497,250
MSC Industrial Direct Co., Inc.	1,010	70,225
Quanta Services, Inc.*	3,440	70,830
Roper Industries, Inc.	1,010	86,042
Stericycle, Inc.*	680	55,093
Tyco Int’l. Ltd.	12,500	599,500
Union Pacific Corp.	4,000	413,640
United Technologies Corp.	15,000	1,149,000
Verisk Analytics, Inc.*	20,000	785,600
Waste Connections, Inc.	2,430	79,631

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Waste Management, Inc.	17,500	$547,750
		9,152,526
Information Technology 6.8%
Accenture PLC	10,000	579,300
Activision Blizzard, Inc.	40,000	496,800
Altera Corp.	1,010	38,047
ANSYS, Inc.*	1,300	80,561
Broadcom Corp.	15,000	455,175
Check Point Software Technologies Ltd.*	7,500	415,050
Cisco Systems, Inc.	40,000	745,600
Citrix Systems, Inc.*	600	42,834
Dolby Laboratories, Inc.*	1,040	34,237
EMC Corp.*	17,500	402,675
F5 Networks, Inc.*	600	67,818
FLIR Systems, Inc.	2,000	53,720
Hewlett-Packard Co.	15,000	419,250
Informatica Corp.*	1,460	65,634
Intel Corp.	30,000	747,300
Int’l. Business Machines Corp.	7,000	1,316,000
Jack Henry & Associates, Inc.	1,790	59,446
KLA-Tencor Corp.	12,000	553,200
Microchip Technology, Inc.	12,500	436,375
Micros Systems, Inc.*	1,700	80,189
Microsoft Corp.	30,000	767,400
NetApp, Inc.*	15,000	552,450
NeuStar, Inc.*	1,590	53,647
Nuance Communications, Inc.*	3,030	74,477
Open Text Corp.*	1,450	82,679
Oracle Corp.	22,500	705,375
Plantronics, Inc.	2,110	72,710
Polycom, Inc.*	4,070	68,783
Power Integrations, Inc.	2,200	77,330
Riverbed Technology, Inc.*	2,660	69,160
Seagate Technology PLC	20,000	342,000
Semtech Corp.*	2,820	65,424
Teradata Corp.*	10,000	542,300
Texas Instruments, Inc.	25,000	752,500
Trimble Navigation Ltd.*	1,410	60,743
Visa, Inc.	3,500	339,395
Western Union Co.	35,000	610,400
		12,325,984
Materials 1.4%
AptarGroup, Inc.	1,890	95,993
Ecolab, Inc.	1,500	85,530
EI Du Pont de Nemours & Co.	15,000	715,800
Freeport-McMoRan Copper & Gold, Inc.	20,000	792,000
Potash Corp. of Saskatchewan, Inc.	4,000	173,360
Praxair, Inc.	5,000	510,000
Rockwood Holdings, Inc.*	1,200	53,472
Steel Dynamics, Inc.	4,900	64,582
		2,490,737
Telecommunication Services 1.2%
American Tower Corp.*	1,010	59,590
AT&T, Inc.	17,500	507,150
Rogers Communications, Inc.	20,000	740,600
tw telecom, Inc.*	1,590	29,876
Verizon Communications, Inc.	20,000	754,600
		2,091,816
Utilities 0.7%
Entergy Corp.	7,500	527,700
Exelon Corp.	7,500	332,325
ITC Holdings Corp.	1,190	87,965
NextEra Energy, Inc.	7,500	415,800
		1,363,790
Total Domestic Common Stocks (Cost $60,528,662)		66,599,435

Domestic Exchange Traded Funds 0.3%
Financials 0.3%
SPDR KBW Regional Banking (Cost $399,654)	18,900	446,040

Foreign Exchange Traded Funds 0.2%
Financials 0.2%
iShares FTSE A50 China Index ETF (Cost $351,580)	200,000	275,977

Foreign Stocks & ADR’s 8.5%
Australia 0.5%
BHP Billiton Ltd. ADR	6,000	451,020
Newcrest Mining Ltd. (f)	15,000	547,218
		998,238
Brazil 0.2%
Petroleo Brasileiro SA ADR	12,000	323,880

France 0.7%
Accor SA (f)	10,000	279,807
Danone (f)	5,000	330,112
LVMH Moet Hennessy Louis Vuitton SA (f)	1,600	251,924
Total SA ADR	8,000	413,920
		1,275,763
Germany 0.7%
Bayerische Motoren Werke AG (f)	1,800	136,453
E.ON AG (f)	10,000	247,536
Fresenius SE & Co KGaA (f)	4,500	433,386
SAP AG ADR	5,500	329,780
Siemens AG (f)	1,200	121,439
		1,268,594
Hong Kong 0.5%
Cheung Kong Holdings Ltd. (f)	55,000	634,919
Shanghai Industrial Holdings Ltd. (f)	70,000	190,169
		825,088
Ireland 0.2%
WPP PLC (f)	30,000	315,409

Israel 0.3%
NICE Systems Ltd. ADR*	3,030	101,747
Teva Pharmaceutical Industries Ltd. ADR	10,000	396,100
		497,847
Japan 1.6%
FANUC Corp. (f)	3,000	492,895
Komatsu Ltd. (f)	9,000	230,326
Mitsubishi Corp. (f)	22,000	454,815
Mitsubishi Estate Co Ltd. (f)	25,000	417,332
Nidec Corp. (f)	5,000	456,655
Toray Industries, Inc. (f)	40,000	299,876
Unicharm Corp. (f)	10,001	474,388
		2,826,287
Macau 0.0%+
Sands China Ltd. *(f)	25,000	74,811

Malaysia 0.2%
Genting Bhd (f)	125,000	440,536

Netherlands 0.6%
ASML Holding NV ADR	4,000	158,120
Royal Dutch Shell PLC (f)	16,000	558,855
Unilever NV (f)	12,000	408,718
		1,125,693
Singapore 0.2%
Singapore Technologies Engineering Ltd. (f)	150,000	317,759

South Africa 0.1%
MTN Group Ltd. (f)	14,000	252,198

South Korea 0.5%
Hyundai Motor Co. *(f)	1,400	272,322
Samsung Electronics Co Ltd. (f)	700	637,084
		909,406

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Spain 0.1%
Telefonica SA ADR	10,000	$187,500

Switzerland 1.0%
Informa PLC (f)	60,000	341,595
Nestle SA (f)	8,000	448,982
Novartis AG ADR	10,000	541,200
Roche Holding AG (f)	3,000	477,222
		1,808,999
Taiwan 0.3%
Chunghwa Telecom Co Ltd. ADR	15,000	501,450

United Kingdom 0.8%
BG Group PLC (f)	20,000	428,977
HSBC Holdings PLC (f)	24,000	187,009
Shire Ltd. ADR	600	60,792
Standard Chartered PLC (f)	15,000	326,526
Vodafone Group PLC ADR	16,000	434,400
		1,437,740
Total Foreign Stocks & ADR’s (Cost $15,288,841)		15,387,198

Real Estate Investment Truts 0.0%+
Financials 0.0%+
Home Properties, Inc.*(g) (Cost $48,490)	810	44,526

Institutional Money Market Funds 2.8%
State Street Institutional US Government Money Market Fund (Cost $5,075,831)	5,075,831	5,075,831

	Principal Amount (M=$1,000)
Corporate Short-Term Notes 2.8%
Toyota Motor Credit 0.04%, 12/06/11 (Cost $4,999,972)	5,000 M	4,999,972
Total Investments 93.3% (Cost $162,859,990)†		168,638,032

Other Assets in Excess of Liabilities 6.7%		12,179,068

Net Assets 100.0%		$180,817,100

*	Non-income producing.

+	Represents less than 0.05%.

†

Cost for federal income tax purposes is $162,898,019. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $5,740,013 of which $11,549,682 related to appreciated securities and $5,809,669 related to depreciated securities.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the market value of Rule 144A securities amounted to $3,118,620 or 1.73% of net assets.

(b)

ING Groep NV is currently fixed at 5.775%. On December 8, 2015 it converts to a variable rate that floats on the 8th of March, June, September, and December. The interest rate will equal the 3-month Libor rate plus 1.68%.

(c)	Step Up/Down.

(d)

XL Capital Ltd. is currently fixed at 6.5%. On April 15, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

(e)	Collateral strip rate bond whose interest is based on the weighted net interest rate of the collateral.

(f)	Fair valued systematically using adjustment factors supplied by an independent pricing vendor.

(g)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt
SPDR	- Standard & Poor's Depository Receipts

At November 30, 2011, the following forward foreign currency contracts were outstanding:

		Value of Contracts	Value of Contracts	Market Value	Unrealized Appreciation/
Contract		When Opened	When Opened	of Contracts	(Depreciation)
Description	Counter-Party	(Local Currency)	(US Dollars)	(US Dollars)	(US Dollars)
Contracts to Sell:
Australian Dollar (AUD), 12/02/11	State Street	103,533	$103,677	$106,473	$(2,796)
Swiss Franc (CHF), 12/02/11	State Street	477,626	518,190	522,795	(4,605)
Euro (EUR), 12/01/11	State Street	443,698	590,500	596,197	(5,697)
Euro (EUR), 12/02/11	State Street	346,203	460,748	465,193	(4,445)
Pound Sterling (GBP), 12/02/11	State Street	199,622	311,131	313,187	(2,056)
Hong Kong Dollar (HKD), 12/01/11	State Street	697,037	89,437	89,723	(286)
					$(19,885)

The accompanying notes are an integral part of the financial statements.

Sentinel Georgia Municipal Bond Fund

(Unaudited)

The Sentinel Georgia Municipal Bond Fund’s Class I shares returned 5.07% for the fiscal year ending November 30, 2011. The Barclays Capital 10 Year Municipal Bond Index produced a return of 7.68% for the same twelve month period, while the Morningstar Single State Intermediate Municipal category returned a positive 5.28%.

Despite the effects of the slowdown in economic activity during the past year, most municipalities have been able to weather the storm better than was expected by some prognosticators. Although revenues are down for many tax-exempt entities, most have been prudently diligent in cutting expenses to avoid reductions in their ratings. In fact, many state governments cannot run a deficit; Georgia being no exception. Georgia, one of only eight states with a AAA rating by both Moody’s and Standard & Poor’s, has been able to hold onto its superior ratings as the rating agencies feel that the state will take the appropriate measures to restore balanced financial operations and even replenish reserves.

The Sentinel Georgia Municipal Bond Fund represents a viable investment alternative for investors seeking tax-exempt income and a competitive current yield. Additionally, as of November 30, 2011, the Fund’s portfolio had an average rating of AA2/AA (Moody’s/ Standard and Poor’s) with an average maturity of 7.73 years.

By the close of the fiscal year, the yield on 10-Year Georgia general obligation bonds was 2.45%; 74 basis points lower than at the period’s start. During the first quarter of the period, however, those yields did climb as fears escalated that the finances of state and local municipalities would worsen, causing a wave of defaults. Defaults, as it turned out, have been much lower than expected in 2011, although downgrades have been higher than in 2010.

During the year, several tactical moves were executed to position the Fund in sectors which we expected to hold up well even if the economic slowdown worsened. The Fund’s holdings in water and sewer bonds were further reduced as the ongoing feud among Georgia counties and other states regarding the rights to stored water continued. Positions in school bonds were increased as Georgia’s governor reiterated the state’s commitment to an improved education system, continuing its long-term support of the state’s intercept program.

Looking forward to 2012, we want to thank our shareholders for their investments in the Fund and we hope that you share our optimism for a continuing economic improvement in the year ahead.

The Barclays Capital 10 Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graph and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

Class I shares
No
Sales Charge
1 year	5.07%
3 years	5.95
5 years	4.51
10 years	4.14

Class	Symbol
I	SYGIX

Inception Date of the Fund – 6/30/92

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The total annual operating expense ratio for Sentinel Georgia Municipal Bond Fund Class I shares is 0.71% Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The Barclays Capital 10 Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
Gwinnett County School Dist.	5.00%	02/01/24	14.2%
Columbia County, GA	5.00%	04/01/17	6.9%
County of Forsyth, GA	5.00%	03/01/22	5.7%
Houston County Hospital Auth.	5.25%	10/01/16	5.7%
Georgia State Rd & Tollway Auth.	5.00%	06/01/18	5.6%
Municipal Electric Auth. of Georgia	5.25%	01/01/19	5.5%
Paulding County School Dist. ,GA	5.00%	02/01/21	5.4%
Paulding County, GA	5.00%	02/01/21	5.3%
County of Gilmer, GA	5.00%	04/01/20	5.2%
Cobb-Marietta Col. & Exhibit Hall	5.00%	01/01/15	5.1%
Total of Net Assets			64.6%

Average Effective Duration (for all Fixed Income Holdings) 5.4 years**

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2011

	Principal Amount (M=$1,000)	Value (Note 2)

Municipal Bonds 97.9%
Georgia 97.9%
Chatham County School District
5.25%, 08/01/14	500 M	$557,080
City of Columbus, GA
5%, 05/01/20	750 M	863,438
Cobb County Hospital Auth.
5.25%, 04/01/15	450 M	481,108
Cobb County Kennestone Hospital Auth.
5.25%, 04/01/20	500 M	573,165
5.25%, 04/01/21	500 M	568,475
Cobb—Marietta Coliseum & Exhibit Hall
5%, 01/01/15	1,000 M	1,085,920
Columbia County, GA
5%, 04/01/17	1,250 M	1,478,587
Commerce School District
4%, 08/01/23	750 M	781,110
5%, 08/01/21	250 M	287,468
County of Forsyth, GA
5%, 03/01/22	1,045 M	1,229,840
County of Gilmer, GA
5%, 04/01/20	1,000 M	1,116,430
De Kalb County, GA
5%, 12/01/15	1,000 M	1,078,950
Georgia State Road & Tollway Auth.
5%, 06/01/18	1,000 M	1,201,930
Gwinnett County School District
5%, 02/01/24	2,500 M	3,034,500
Houston County Hospital Auth.
5.25%, 10/01/16	1,100 M	1,225,994
Jackson County School District, GA
5%, 03/01/16	500 M	556,120
Madison County School District/GA
5%, 02/01/23	215 M	255,504
5%, 02/01/24	345 M	404,019
Municipal Electric Auth. of Georgia
5.25%, 01/01/19	1,000 M	1,173,690
Newton County School District, GA
5%, 02/01/15	700 M	740,509
Paulding County School District, GA
5%, 02/01/21	1,000 M	1,152,880
Paulding County, GA
5%, 02/01/21	1,000 M	1,132,610

Total Municipal Bonds (Cost $19,674,088)		20,979,327

	Shares
Institutional Money Market Funds 1.0%
State Street Institutional US Government Money Market Fund (Cost $205,142)	205,142	205,142
Total Investments 98.9% (Cost $19,879,230)†		21,184,469

Other Assets in Excess of Liabilities 1.1%		243,897

Net Assets 100.0%		$21,428,366

†                                          Cost for federal income tax purposes is $19,879,230. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $1,305,239 of which $1,317,750 related to appreciated securities and $12,511 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

For the fiscal year ended November 30, 2011, the Sentinel Government Securities Fund returned 2.99%.* By comparison, the Barclays Capital U.S. Government Bond and Mortgage Backed Securities Indices returned 6.31% and 4.91% respectively. The Morningstar Intermediate Government category returned 4.76%

The twelve month period ended November 30, 2011 was one of high volatility within the fixed-income markets. Over the period, the 10-year U.S. Treasury Note traded as high as 3.74% and as low as 1.72% with an average monthly swing of 22 basis points according to Bloomberg. The yield on the U.S. Treasury 10-year Note closed at 2.07% on November 30, 2011 after starting the period at 2.80%, a decline of 73 basis points. The U.S. economy experienced very sluggish growth with persistently high unemployment and underemployment, historically low levels of housing activity, and constrained consumer spending. The Federal Reserve announced “operation twist” embarking on another quantitative easing initiative whereby they sell shorter-maturity U.S. Treasury securities in favor of buying longer-maturity U.S. Treasuries. It is an attempt to drive down longer-term borrowing costs for the U.S. economy. In addition, the Fed also announced that they would reinvest the cash flow runoff of their existing MBS portfolio, purchased in QE1, back into the MBS market, an attempt to keep mortgage rates low. Another stimulus measure undertaken over the period was by the Federal Housing Finance Agency (FHFA), the regulator and conservator of Fannie Mae and Freddie Mac. The FHFA made major changes to their Home Affordable Refinance Program (HARP) allowing underwater homeowners to lower their monthly mortgage payments. Besides these initiatives in the U.S. to keep interest rates low, the bond market was heavily influenced by the sovereign debt crisis in Europe. The lack of fiscal discipline by some member nations has severely strained debt prices and the Euro currency itself. Unfortunately, there appears to be no quick solution to the crisis and these issues will daunt investors for the foreseeable future.

Inflation accelerated over the period in the U.S. with the year-over-year Consumer Price Index posting a 3.5% rate on the latest reading, signaling negative real yields for U.S. Treasury securities and many other fixed-income instruments. However, the Fed believes that this is transitory as the global economy slows.

Over the twelve month period, the Sentinel Government Securities Fund’s total return was inhibited by a lack of U.S. Treasury and GNMA exposure as well as its relatively short effective duration as interest rates fell to historic lows. According to the Barclays Indices, the twelve-month return on the U.S. Treasury Index was 6.81% while the GNMA Index posted a 6.55% return versus a 5.16% return and a 5.04% return for the FNMA and FHLMC Indices, respectively. In addition, shorter-duration securities vastly underperformed longer-dated ones as evidenced by a 10.29% return on the 10-year U.S. Treasury Note versus a 2.63% return on the U.S. Treasury 3-year Note as reported by Barclays. With interest rates at or near historic lows, we believe the Fund is well positioned to weather the volatile interest rate environment that we fully expect to see next year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays Capital U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of at least one year.

The Barclays Capital GNMA, FHLMC and FNMA Indices are unmanaged indices of agency mortgage-backed pass-through securities issued by Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, respectively.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 — November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 — November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	2.99%	0.65%	2.11%	1.15%	3.22%
3 years	6.19	5.40	5.33	5.33	6.47
5 years	6.26	5.77	5.20	5.20	6.53
10 years	5.50	5.27	4.47	4.47	5.64

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund — 9/2/86

Performance of the Class A shares is not adjusted to reflect the maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor has it been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If it was the returns would be lower. Performance for Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge and adjusted to reflect the higher expenses of Class C shares. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A - 0.83%, C - 1.59%, I - 0.60%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Average Effective Duration

Duration	Percent of Fixed Income Holdings
Less than 1 yr.	11.9%
1 yr. to 2.99 yrs.	39.8%
3 yrs. to 3.99 yrs.	18.4%
4 yrs. to 5.99 yrs.	26.5%
6 yrs. to 7.99 yrs.	0.0%
8 yrs. and over	3.4%

Average Effective Duration (for all Fixed Income Holdings) 3.4 years**

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
FGLMC Q04243	4.00%	11/01/41	7.5%
FGLMC G01665	5.50%	03/01/34	6.9%
FNMA AJ4048	4.00%	10/01/41	5.2%
FNMA 254793	5.00%	07/01/33	4.6%
FNMA 745418	5.50%	04/01/36	4.3%
FGLMC G03339	6.00%	08/01/37	4.2%
FNMA 555743	5.00%	09/01/33	4.1%
FNMA 735997	5.50%	11/01/35	3.9%
FGLMC A97040	4.00%	02/01/41	3.7%
FGLMC Q04321	3.50%	11/01/41	3.7%
Total of Net Assets			48.1%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2011

	Principal Amount (M=$1,000)	Value (Note 2)
U.S. Government Obligations 91.1%
U.S. Government Agency Obligations 91.1%
Federal Home Loan Mortgage Corporation 36.5%
Collateralized Mortgage Obligations:
FHR 3688 BC
4.5%, 07/15/40	10,000 M	$10,818,200
FHR 3852 CE
4.5%, 05/15/41	15,840 M	17,131,519
		27,949,719
Mortgage-Backed Securities:
30-Year:
FHLMC 170141
11%, 09/01/15	184	203
FHLMC 170147
11%, 11/01/15	584	670
FHLMC 360017
11%, 11/01/17	238	279
FGLMC G01665
5.5%, 03/01/34	52,024 M	56,972,727
FHLMC A86605
5.5%, 12/01/35	10,794 M	11,707,132
FHLMC A64971
5.5%, 08/01/37	50 M	54,856
FGLMC G03339
6%, 08/01/37	32,256 M	35,306,401
FGLMC G04688
5.5%, 09/01/38	24,078 M	26,016,355
FGLMC A97040
4%, 02/01/41	29,470 M	30,713,653
FGLMC Q02507
4.5%, 08/01/41	20,657 M	21,904,129
FGLMC Q04321
3.5%, 11/01/41	29,930 M	30,509,646
FGLMC Q04243
4%, 11/01/41	59,926 M	62,463,051
		275,649,102
Total Federal Home Loan Mortgage Corporation		303,598,821
Federal National Mortgage Association 54.5%

Collateralized Mortgage Obligations:
FNR 03-32 BZ
6%, 11/25/32	1,245 M	1,418,261
FNR 2005 100 GC
5%, 12/25/34	25,000 M	27,001,927
		28,420,188
Mortgage-Backed Securities:
20-Year:
FNMA 252206
6%, 01/01/19	18 M	19,344
FNMA 758564
6%, 09/01/24	318 M	349,508
		368,852
25-Year:
FNMA 251808
10%, 04/01/18	14 M	14,602
FNMA 735703
5%, 04/01/29	18,444 M	20,026,708
		20,041,310
30-Year:
FNMA 426830
8%, 11/01/24	24 M	28,426
FNMA 555421
5%, 05/01/33	8,846 M	9,521,970
FNMA 254793
5%, 07/01/33	35,366 M	38,068,621
FNMA 555743
5%, 09/01/33	31,783 M	34,212,484
FNMA 555783
4.5%, 10/01/33	22,258 M	23,635,358
FNMA 738887
5.5%, 10/01/33	456 M	497,780
FNMA 748895
6%, 12/01/33	341 M	378,202
FNMA 735288
5%, 03/01/35	16,618 M	17,888,288
FNMA 735402
5%, 04/01/35	26,390 M	28,406,581
FNMA 891386
5.5%, 10/01/35	14,810 M	16,145,562
FNMA 735997
5.5%, 11/01/35	29,662 M	32,336,688

The accompanying notes are an integral part of the financial statements.

	Principal Amount (M=$1,000)	Value (Note 2)
FNMA 745336
5%, 03/01/36	2,813 M	$3,026,556
FNMA 745418
5.5%, 04/01/36	33,072 M	36,053,696
FNMA 881279
5%, 11/01/36	2,142 M	2,328,427
FNMA 995674
6%, 05/01/38	22,843 M	25,110,208
FNMA 995525
6%, 12/01/38	14,817 M	16,301,521
FNMA 931292
5.5%, 06/01/39	8,714 M	9,749,237
FNMA 931533
4.5%, 07/01/39	7,744 M	8,444,195
FNMA 931535
5.5%, 07/01/39	5,485 M	6,137,155
FNMA AB2089
4%, 01/01/41	7,955 M	8,300,139
FNMA AE0828
3.5%, 02/01/41	18,388 M	18,778,065
FNMA AJ4048
4%, 10/01/41	40,914 M	42,966,327
FNMA AJ5469
3.5%, 11/01/41	24,959 M	25,488,429
		403,803,915
Total Federal National Mortgage Association		452,634,265

Government National Mortgage Corporation 0.1%
Mortgage-Backed Securities:
20-Year:
GNMA 623177
6.5%, 08/15/23	112 M	127,285
25-Year:
GNMA 608728
6.5%, 11/15/25	85 M	98,957
30-Year:
GNMA 506805
6.5%, 06/15/29	180 M	208,300
Total Government National Mortgage Corporation		434,542
Total U.S. Government Obligations (Cost $749,892,835)		756,667,628

	Shares
Institutional Money Market Funds 5.1%
State Street Institutional US Government Money Market Fund (Cost $42,777,721)	42,777,721	42,777,721
Total Investments 96.2% (Cost $792,670,556)†		799,445,349

Other Assets in Excess of Liabilities 3.8%		32,003,522

Net Assets 100.0%		$831,448,871

†                  Cost for federal income tax purposes is $792,670,667. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $6,774,682 of which $7,036,761 related to appreciated securities and $262,079 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Growth Leaders Fund

(Unaudited)

As in the prior year, the equity markets focused largely on macroeconomic factors and were highly volatile in the fiscal year ended November 30, 2011. In the first half of the fiscal year, the equity markets gained given continuing strength in the global economy and despite the earthquake and tsunami in Japan and multiple outbreaks of civil unrest in the Middle East. The equity markets peaked at midyear and declined in the second half of the fiscal year as global growth slowed, the credit rating of U.S. government debt was downgraded, housing continued to be weak, unemployment remained intractably high and the financial and economic future of the Eurozone became more uncertain.

The Sentinel Growth Leaders Fund appreciated 5.77%* for the fiscal year ended November 30, 2011 compared to increases of 8.65% for the Russell 1000 Growth Index and 7.83% for the Standard & Poor’s 500 Index for the same period.

Sectors that contributed the most to the portfolio’s performance in the fiscal year were Information Technology, Consumer Discretionary and Materials. Stocks in the portfolio that contributed the greatest gains included Dollar Tree, IBM, SPDR Gold Trust, Apple, McDonald’s and Visa. Sectors in the portfolio that declined were Energy, Health Care and Consumer Staples. Underperforming stocks included Peabody Energy, McDermott and Stryker.

All sectors in the portfolio contributed positively to performance in the first half of the fiscal year, the strongest being Materials, Information Technology and Energy. Stocks that contributed the greatest gains included BlackRock, Dollar Tree, Norfolk Southern, IBM and Suncor. Underperforming stocks included Cisco, McDermott and Parker Hannifin.

Sectors that contributed to the portfolio’s performance in the second half of the fiscal year were Information Technology and Consumer Discretionary. Stocks that contributed the greatest gains included Dollar Tree, McDonald’s, SPDR Gold Trust, IBM and Visa. Sectors in the portfolio that declined included Energy, Financials and Industrials. Underperforming stocks included Peabody Energy, Suncor and McDermott.

Going forward, we look for very slow growth in the United States given high unemployment, the weak housing market, uncertainty concerning incremental taxes and regulations and negligible, if any, capital formation by savers because of minimal interest rates. We assume no growth in Europe and continued growth in emerging markets although at a slower pace. We continue to emphasize investment in U.S. based companies participating in faster growing, less developed emerging markets.

Extraordinarily low interest rates make the yield of approximately 2% on the S&P 500 Index comparatively attractive. We are focused on companies with potentially expanding earnings as well as higher dividend payouts — that often have higher forecasted growth and higher current dividend yields than the S&P 500 Index.

We continue to prefer well managed companies with strong research and development, financial strength and access to capital markets.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	5.77%	0.45%	4.30%	3.30%	5.96%
3 years	13.07	11.17	11.61	11.61	13.24
5 years	2.37	1.32	0.75	0.75	1.88
10 years	3.41	2.89	2.03	2.03	3.16

Class	Symbol
A	BRFOX
C	SGLFX
I	SIGLX

Inception Date of the Fund - 10/31/99

The Sentinel Growth Leaders Fund began operations on March 17, 2006. Performance prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Focus Fund, which began operations on October 31, 1999 and was offered without a sales charge. Performance of Class A shares reflects the current maximum sales charge. Performance of Class A shares prior to their inception on March 17, 2006 does not reflect the higher 12b-1 fees in effect after that date. If it did, returns would be lower. Performance of the Class C shares prior to their inception on March 17, 2006 is based on the performance of the Bramwell Focus Fund, but reflects the higher ongoing expenses of Class C shares. Performance of the Class I shares from March 17, 2006 to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class I shares prior to March 17, 2006 is based on the performance of the Bramwell Focus Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C & I shares: A - 1.59%, C - 2.88%, I - 1.45% . Expense ratio data is sourced from the Prospectus dated March 30, 2011.

The Fund is non-diversified and may hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Information Technology	25.1%
Industrials	17.8%
Materials	14.3%
Consumer Discretionary	11.6%
Energy	10.9%
Financials	6.7%
Consumer Staples	4.2%
Health Care	3.2%

Top 10 Holdings*

Description	Percent of Net Assets
Int’l. Business Machines Corp.	6.1%
Dollar Tree, Inc.	5.3%
Praxair, Inc.	5.0%
Apple, Inc.	5.0%
McDonald’s Corp.	4.7%
SPDR Gold Trust	4.6%
BE Aerospace, Inc.	4.6%
BlackRock, Inc.	4.5%
Corn Products Int’l., Inc.	4.2%
Intel Corp.	4.0%
Total of Net Assets	48.0%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2011

	Shares	Value (Note 2)
Domestic Common Stocks 86.8%
Consumer Discretionary 11.6%
Dollar Tree, Inc.*	20,000	$1,629,800
McDonald’s Corp.	15,000	1,432,800
Yum! Brands, Inc.	9,000	504,360
		3,566,960
Consumer Staples 4.2%
Corn Products Int’l., Inc.	25,000	1,299,750

Energy 10.9%
Occidental Petroleum Corp.	10,000	989,000
Peabody Energy Corp.	15,000	588,450
Schlumberger Ltd.	13,000	979,290
Suncor Energy, Inc.	27,000	810,540
		3,367,280
Financials 6.7%
BlackRock, Inc.	8,000	1,376,320
Royal Bank of Canada	15,000	689,850
		2,066,170
Health Care 3.2%
Stryker Corp.	20,000	976,600

Industrials 17.8%
BE Aerospace, Inc.*	36,000	1,402,200
Emerson Electric Co.	20,000	1,045,000
Illinois Tool Works, Inc.	23,000	1,045,120
Norfolk Southern Corp.	13,000	982,020
Parker Hannifin Corp.	12,000	993,360
		5,467,700
Information Technology 25.1%
ANSYS, Inc.*	20,000	1,239,400
Apple, Inc.*	4,000	1,528,800
Avago Technologies Ltd.	5,000	149,600
Intel Corp.	50,000	1,245,500
Int’l. Business Machines Corp.	10,000	1,880,000
Linear Technology Corp.	20,000	612,600
Visa, Inc.	11,000	1,066,670
		7,722,570
Materials 7.3%
Freeport-McMoRan Copper & Gold, Inc.	18,000	712,800
Praxair, Inc.	15,000	1,530,001
		2,242,801
Total Domestic Common Stocks (Cost $20,593,291)		26,709,831

Domestic Exchange Traded Funds 4.6%
Materials 4.6%
SPDR Gold Trust* (Cost $602,107)	8,300	1,412,079

Foreign Stocks & ADR’s 2.4%
Australia 2.4%
BHP Billiton Ltd. ADR (Cost $415,107)	10,000	751,700

Institutional Money Market Funds 1.6%
State Street Institutional US Government Money Market Fund (Cost $488,459)	488,459	488,459

	Principal Amount (M=$1,000)
Corporate Short-term Notes 3.6%
Chevron Texaco Funding Corp. 0.03%, 12/06/11 (Cost $1,099,995)	1,100 M	$1,099,995
Total Investments 99.0% (Cost $23,198,959)†		30,462,064

Other Assets in Excess of Liabilities 1.0%		321,206

Net Assets 100.0%		$30,783,270

*	Non-income producing.

†

Cost for federal income tax purposes is $23,412,859. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $7,049,205 of which $7,852,905 related to appreciated securities and $803,700 related to depreciated securities.

ADR	- American Depositary Receipt
SPDR	- Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

For the fiscal year ended November 30, 2011, the Sentinel International Equity Fund returned -6.11%*, compared to a return for the MSCI EAFE Index of -4.12%. The average return for Morningstar’s Foreign Large Blend category was -5.25%. The Sentinel International Equity Fund’s average annual return of 12.42%*, for the three years ended November 30, 2011, compared favorably with returns of 10.11% for the MSCI EAFE Index and 11.12% for the Morningstar Foreign Large Blend category.

Following two years of economic and stock market recovery, global equities faced significant headwinds in 2011, particularly from the summer months through fiscal year-end. Three separate but related issues affected the investment environment. Firstly, the European sovereign debt crisis spread from Greece as investors demanded increased interest rates for lending to other Eurozone countries, including more economically significant countries such as Italy and Spain, as well as to major European banks. Secondly, stubbornly high U.S. unemployment levels and stalemate in the U.S. Congress raised concerns regarding the anemic U.S. economic recovery and increased the fear of another recession. Finally, with growth in the U.S. and Europe faltering, questions arose over China’s ability to engineer a “soft landing” from its rapid, inflation-ridden growth rate, and that a “hard landing” in one of the world’s key growth engines was increasingly possible, with negative implications for growth in other major emerging markets. Taken together, the three issues represented the risk that the world’s economy was heading into recession at the same time as major government policy makers lacked the political will, and/or the flexibility, to respond with stimulus measures.

While Europe was the epicenter for investors’ risk concerns, and Asia remained the economic growth leader, for the fiscal year, European markets outperformed Asian markets, on balance. Two of the larger European equity markets, namely the U.K. and Switzerland, posted positive total returns for the period whereas the core Eurozone markets of Germany and France were underperformers. The Swiss market was a beneficiary of its large exposure to multinational companies in defensive sectors such as Consumer Staples and Health Care. The U.K., also home to a number of large global companies in defensive sectors, was also a beneficiary of its global energy companies. Energy proved the best performing sector in the MSCI EAFE Index for the fiscal year.

The International Equity Fund enjoyed relatively better returns in Europe vs. the benchmark, given little exposure to the troubled peripheral countries such as Greece, Portugal and Italy, but also due to stock selection in key countries, such as Switzerland and Germany. However, the benefits were offset by the Fund’s underweight position in the U.K, in particular, as well as below-benchmark returns for U.K. and French holdings.

Not surprisingly, the Financials sector was the worst performing for the period in both the Fund and the benchmark. Throughout the year we maintained the Fund’s underweight position in global financials, a long-held decision that has proven correct throughout the last several years, although short “risk on” rally periods were difficult from a relative performance standpoint. Our belief that the industry would face greater public scrutiny, a tougher regulatory environment and further debt write-downs as the European sovereign debt crisis spread, prompted us to keep exposure to below-benchmark levels. Despite our industry concerns over the past few years, we have maintained some, albeit reduced, exposure to European banks and insurance companies. We believe the Fund’s holdings are among the strongest in the region from a balance sheet, operations and management perspective.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

However, the largest factor affecting relative performance for the year was exposure to China and other emerging market investments, representing about 15% of the Fund. While economic growth in China was significantly stronger than the major western economies, stocks corrected as the People’s Bank of China and government leaders worked to cool rising inflation pressures and manage growth for long-term sustainability. The same was true for other emerging markets such as Brazil and India where the Fund also had exposure. We believe the corrections were driven by a combination of margin pressures from rising costs, downward valuation ratings due to slower global growth estimates, and lower risk tolerance given restrictive government policies.

Despite the concerns of headwinds for Asia, Europe and North America, we maintained investments in companies with global growth opportunities. For example, the long-term opportunities for industrial and technology companies appeared sound, as they are clear beneficiaries of continued spending on infrastructure projects in both emerging and developed markets (e.g. Japan needed to rebuild power and transportation networks following the tsunami in March), increased capital investment to improve productivity and efficiency as a competitive advantage for global manufacturers, as well as a new move in emerging markets to combat rising wages through greater productivity, including automation.

For global investors, the last year, indeed the last several years have been difficult, marked by high market volatility, credit disruption, economic uncertainty and political divisiveness. Without some form of coordination by the world’s political and financial leaders, as was seen in the Autumn of 2008, we are likely to continue on this volatile path in the near term. But despite the many challenges faced by the world’s economies, we do not want to lose sight of major positive changes that we believe create excellent investment opportunities for the longer term. Specifically, we refer to the emergence of a new generation of global consumers, rising from poverty levels. From Asia to Africa, the Middle East to South America, nearly a billion people are enjoying the benefits of improved infrastructure, new technologies, greater operational efficiencies and better agricultural yields. These new consumers have helped resurrect mature industries, whether consumer, industrial or service related. Industries such as autos, construction equipment, metals and mining, entertainment and travel have reaped the benefits in the last few years. This major shift in buying power is far from over, although it will likely face a variety of adjustments in the coming years.

For the near term, we expect a backdrop of lower global economic growth, and investors must be sensitive to realistic expectations and valuation considerations. Nevertheless, we believe our focus on companies we believe have high quality management teams, reasonable valuations, attractive growth prospects and sustainable operational models will enable us to achieve solid long-term investment returns for our shareholders, regardless of the short term market volatility.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	-6.11%	-10.82%	-7.42%	-8.34%	-5.77%
3 years	12.42	10.53	10.80	10.80	12.79
5 years	-2.63	-3.62	-3.85	-3.85	-2.34
10 years	5.12	4.58	3.75	3.75	5.28

Class	Symbol
A	SWRLX
C	SWFCX
I	SIIEX

Inception Date of the Fund – 3/1/93

Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A - 1.45%, C - 2.89%, I - 1.08%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Exchange Traded Funds, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Industrials	12.9%
Financials	12.5%
Consumer Staples	12.0%
Materials	10.8%
Consumer Discretionary	10.6%
Energy	9.2%
Health Care	8.6%
Information Technology	7.5%
Telecommunication Services	6.4%
Utilities	2.2%

Top Geographical Weightings*

Country	Percent of Net Assets
United Kingdom	11.5%
Japan	11.4%
France	9.7%
Germany	9.3%
Switzerland	8.9%
United States	6.3%
Hong Kong	4.7%
Netherlands	4.6%
Australia	4.3%
South Korea	3.8%

Top 10 Holdings*

Description	Percent of Net Assets
Vodafone Group PLC	2.8%
Newcrest Mining Ltd.	2.7%
Roche Holding AG	2.6%
Samsung Electronics Co Ltd.	2.6%
Fresenius SE & Co KGaA	2.4%
Cheung Kong Holdings Ltd.	2.3%
FANUC Corp.	2.2%
Danone	2.0%
BG Group PLC	1.9%
Diageo PLC	1.8%
Total of Net Assets	23.3%

*“Top Geographical Weightings” and “Top 10 Holdings” exclude short-term investments and money market funds.  Portfolio composition and holdings are subject to change.  More complete holdings follow.

Schedule of Investments

at November 30, 2011

	Shares	Value (Note 2)
Domestic Common Stocks 2.4%
Energy 1.3%
Cameco Corp.	100,000	$1,894,000

Materials 1.1%
Potash Corp. of Saskatchewan, Inc.	35,000	1,516,900
Total Domestic Common Stocks (Cost $3,988,867)		3,410,900

Domestic Exchange Traded Funds 1.8%
Materials 1.8%
SPDR Gold Trust* (Cost $1,763,189)	15,000	2,551,950

Foreign Exchange Traded Funds 1.4%
Financials 1.4%
iShares FTSE A50 China Index ETF* (Cost $2,566,124)	1,500,000	2,069,831

Foreign Stocks & ADR’s 87.1%
Australia 4.3%
BHP Billiton Ltd. (a)	60,000	2,248,001
Newcrest Mining Ltd. (a)	105,000	3,830,524
		6,078,525
Brazil 1.4%
Petroleo Brasileiro SA ADR	71,000	1,916,290

China 1.5%
Want Want China Holdings Ltd. (a)	2,000,000	2,082,708

Denmark 1.6%
Novo Nordisk A/S ADR	20,000	2,271,000

Finland 0.8%
Fortum Oyj (a)	50,000	1,150,263

France 9.7%
Accor SA (a)	60,000	1,678,845
Air Liquide SA (a)	12,000	1,518,362
AXA SA (a)	86,666	1,254,891
BNP Paribas SA (a)	15,000	597,120
Bouygues SA (a)	38,411	1,251,959
Danone (a)	42,000	2,772,944
LVMH Moet Hennessy Louis Vuitton SA (a)	8,500	1,338,343
Total SA ADR	45,000	2,328,300
Veolia Environnement SA (a)	75,000	959,466
		13,700,230
Germany 9.3%
Allianz SE ADR	147,000	1,522,185
Bayerische Motoren Werke AG (a)	12,000	909,684
E.ON AG (a)	40,000	990,146
Fresenius SE & Co KGaA (a)	35,000	3,370,778
MAN SE (a)	22,000	1,906,675
SAP AG (a)	40,000	2,395,172
Siemens AG (a)	20,000	2,023,982
		13,118,622
Hong Kong 3.3%
Cheung Kong Holdings Ltd. (a)	285,000	3,290,036
Shanghai Industrial Holdings Ltd. (a)	500,000	1,358,347
		4,648,383
India 1.1%
ICICI Bank Ltd. ADR	55,000	1,601,050

Ireland 1.6%
WPP PLC (a)	220,000	2,312,995

Israel 2.5%
NICE Systems Ltd. ADR*	50,000	1,679,000

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Teva Pharmaceutical Industries Ltd. ADR	45,000	$1,782,450
		3,461,450
Italy 1.6%
Saipem SpA (a)	51,815	2,318,430

Japan 11.4%
Canon Inc *(a)	40,000	1,794,488
FANUC Corp. (a)	19,000	3,121,670
Komatsu Ltd. (a)	55,000	1,407,549
Mitsubishi Corp. (a)	100,000	2,067,341
Mitsubishi Estate Co Ltd. (a)	110,000	1,836,260
Nidec Corp. (a)	20,000	1,826,619
Toray Industries, Inc. (a)	250,000	1,874,228
Unicharm Corp. (a)	45,000	2,134,531
		16,062,686
Macau 0.3%
Sands China Ltd. *(a)	149,800	448,264

Malaysia 1.5%
Genting Bhd (a)	600,000	2,114,573

Netherlands 4.6%
ASML Holding NV ADR*	26,000	1,027,780
ING Groep NV *(a)	160,000	1,247,867
Royal Dutch Shell PLC (a)	57,000	1,990,921
Unilever NV (a)	67,000	2,282,008
		6,548,576
Singapore 1.8%
Singapore Technologies Engineering Ltd. (a)	800,000	1,694,714
Wilmar Int’l. Ltd (a)	200,000	811,453
		2,506,167
South Africa 1.1%
MTN Group Ltd. (a)	85,000	1,531,204

South Korea 3.8%
Hyundai Motor Co. *(a)	8,800	1,711,740
Samsung Electronics Co Ltd. (a)	4,000	3,640,478
		5,352,218
Spain 2.0%
Inditex SA (a)	16,000	1,360,529
Telefonica SA ADR	78,000	1,462,500
		2,823,029
Switzerland 8.9%
ABB Ltd. (a)	75,000	1,421,784
Credit Suisse Group (a)	30,000	724,067
Informa PLC (a)	315,000	1,793,373
Nestle SA (a)	45,000	2,525,523
Novartis AG (a)	20,000	1,080,084
Roche Holding AG (a)	23,000	3,658,706
Swatch Group AG (a)	3,500	1,365,107
		12,568,644
Taiwan 1.5%
Chunghwa Telecom Co Ltd. ADR	65,000	2,172,950

United Kingdom 11.5%
BG Group PLC (a)	128,000	2,745,451
Diageo PLC (a)	119,300	2,555,170
HSBC Holdings PLC (a)	214,408	1,670,681
Johnson Matthey PLC (a)	57,000	1,718,287
Standard Chartered PLC (a)	90,000	1,959,372
Tesco PLC (a)	255,817	1,633,293
Vodafone Group PLC (a)	1,450,000	3,925,305
		16,207,559
Total Foreign Stocks & ADR’s (Cost $110,856,208)		122,995,816

Institutional Money Market Funds 2.6%
State Street Institutional US Government Money Market Fund (Cost $3,626,298)	3,626,298	3,626,298

	Principal Amount (M=$1,000)
Corporate Short-term Notes 2.5%
Caterpillar, Inc.
0.1%, 12/22/11 (Cost $3,499,796)	3,500	M	3,499,796

U.S. Government Obligations 1.9%
Federal National Mortgage Association 1.9%
Agency Discount Notes: 0.01%, 12/02/11 (Cost $2,649,999)	2,650	M	2,649,999
Total Investments 99.7% (Cost $128,950,481)†			140,804,590

Other Assets in Excess of Liabilities 0.3%			424,730

Net Assets 100.0%			$141,229,320

*	Non-income producing.

†

Cost for federal income tax purposes is $129,146,098. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $11,658,492 of which $27,171,704 related to appreciated securities and $15,513,212 related to depreciated securities.

(a)	Fair valued systematically using adjustment factors supplied by an independent pricing vendor.

ADR	-	American Depositary Receipt
SPDR	-	Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

(Unaudited)

The Sentinel Mid Cap Fund returned 10.64%* for the fiscal year ended November 30, 2011, which compared favorably with returns of 5.39% for the Russell Midcap Index and 5.10% for the Standard & Poor’s MidCap 400 Index (“S&P 400”), for the same period. The Fund’s return also beat the Morningstar Mid-Cap Growth category return of 3.72% for the same period.

Just as we saw in 2010, investors in 2011 have continued to focus more on the global economic turbulence rather than the performance of individual companies. The main difference from last year is that investors have flocked toward higher quality companies, which worked in the favor of our investment process. The Mid Cap Fund began gaining traction against the indices (the Russell Midcap Index and the S&P 400) and the Morningstar category near the middle of April and outperformed both indices nearly every subsequent month through the end of the fiscal year. The one exception was October when both indices rose in excess of 13%. Another big difference is that at this point last year, every sector of the S&P 400 demonstrated positive returns. This year has demanded quality stock-picking, given that only three sectors of the S&P 400 have produced positive returns, namely Consumer Discretionary, Consumer Staples, and Utilities.

Following two years of outperformance versus both small and large caps, the S&P 400 Index return of 5.10% trailed both the Standard & Poor’s SmallCap 600 Index at 7.41% and the Standard & Poor’s 500 Index which posted a 7.83% gain. During the fiscal year, growth stocks continued to outpaced value stocks, evidenced by the 6.07% return of the Russell Midcap Growth Index vs. the 4.75% return of the Russell Midcap Value Index.

For the fiscal year, our outperformance relative to the Russell Midcap Index was driven by stock selection rather than sector weights. Two significant factors should be noted: the performance of the highest beta quintile of stocks in the index significantly lagged the lowest beta stocks by over 27% and non-earning companies lagged those with positive earnings by over 4%. Our process favors more conservative, high-quality growth companies which generally are both lower beta and have positive earnings.

On a sector basis, the Fund benefited from good stock selection in both Industrials and Information Technology. Fund holdings in the Commercial and Professional Services Industry groups within the Industrial sector performed well. Our holdings in Waste Connections, Inc and Copart, Inc. performed especially well. Within the Information Technology sector, our holdings in Open Text Corp., Ansys, Inc. and Nuance Communications, Inc. all produced solid returns. Our performance within Utilities faired the worst against the Russell Midcap Index driven by our significant underweight in that sector. However, our one utility holding, ITC Holdings Corp., returned in excess of 20% for the portfolio.

In summary, we are pleased with the results of the Sentinel Mid Cap Fund for 2011. The team has been focused on producing steady risk-adjusted returns for our shareholders since we began managing the Fund in December 2008. We plan to continue to search for companies which we believe are, or will be, leaders in their industry and can demonstrate strong earnings growth and/or new product cycles over the next several years. We are paying particular attention to conservative balance sheets and cash generation as we prefer companies that can fund their own growth without reliance on the credit markets. The Sentinel Mid Cap Fund continues to be constructed as a well-diversified portfolio of high-quality companies.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.  An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	10.64%	5.11%	9.14%	8.14%	11.00%
3 years	18.81	16.80	16.95	16.95	19.21
5 years	1.07	0.04	-0.36	-0.36	1.39
10 years	3.54	3.01	2.12	2.12	3.70

Class	Symbol
A	SNTNX
C	SMGCX
I	SIMGX

Inception Date of the Fund - 9/15/69

Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A - 1.50%, C - 3.07%, I - 1.10%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Sentinel Mid Cap Fund was called Sentinel Mid Cap Growth Fund prior to March 30, 2010.

Small and mid-sized company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (includes Domestic Common Stock, Foreign Stocks, ADR’s and Real Estate Investment Trusts)

Sector	Percent of Net Assets
Information Technology	19.3%
Industrials	17.3%
Consumer Discretionary	14.5%
Health Care	14.2%
Financials	10.2%
Energy	8.2%
Consumer Staples	4.7%
Materials	4.5%
Telecommunication Services	1.4%
Utilities	1.2%

Top 10 Holdings*

Description	Percent of Net Assets
LKQ Corp.	1.8%
Nu Skin Enterprises, Inc.	1.5%
NICE Systems Ltd.	1.5%
HCC Insurance Holdings, Inc.	1.5%
Church & Dwight Co., Inc.	1.4%
AptarGroup, Inc.	1.4%
Resmed, Inc.	1.4%
Core Laboratories NV	1.3%
Plains Exploration & Production Co.	1.3%
Dick’s Sporting Goods, Inc.	1.3%
Total of Net Assets	14.4%

*“Top 10 Holdings” excludes any short-term investments and money market funds.  Portfolio composition and holdings are subject to change.  More complete holdings follow.

Schedule of Investments

at November 30, 2011

	Shares	Value (Note 2)
Domestic Common Stocks 92.6%
Consumer Discretionary 14.5%
Ascena Retail Group, Inc.*	38,440	$1,057,869
Darden Restaurants, Inc.	23,250	1,109,257
Dick’s Sporting Goods, Inc.	31,400	1,234,334
Dollar Tree, Inc.*	13,900	1,132,711
Gentex Corp.	36,020	1,061,870
Gildan Activewear, Inc.	17,400	415,512
Guess? Inc	25,700	722,684
Hanesbrands, Inc.*	23,551	580,061
Jarden Corp.	20,490	638,058
LKQ Corp.*	56,900	1,737,157
Morningstar, Inc.	15,700	945,925
O’Reilly Automotive, Inc.*	10,830	836,509
PVH Corp.	15,140	1,027,855
Texas Roadhouse, Inc.	42,430	568,138
Tractor Supply Co.	13,300	960,659
		14,028,599
Consumer Staples 4.7%
Church & Dwight Co., Inc.	31,500	1,393,875
Flowers Foods, Inc.	61,000	1,205,970
Nu Skin Enterprises, Inc.	31,300	1,494,262
Ralcorp Holdings, Inc.*	6,440	523,701
		4,617,808
Energy 8.2%
Core Laboratories NV	11,060	1,283,513
Dril-Quip, Inc.*	10,600	753,978
Newfield Exploration Co.*	23,300	1,067,140
Plains Exploration & Production Co.*	35,900	1,277,322
Range Resources Corp.	10,200	731,442
Superior Energy Services, Inc.*	40,740	1,210,386
Tidewater, Inc.	18,925	953,820
Weatherford Int’l. Ltd.*	41,990	636,568
		7,914,169
Financials 9.6%
Affiliated Managers Group, Inc.*	7,300	690,361
City National Corp/CA	21,420	908,636
East West Bancorp, Inc.	53,590	1,048,756
Endurance Specialty Holdings Ltd.	22,630	818,527
Everest Re Group Ltd	6,090	534,276
HCC Insurance Holdings, Inc.	52,740	1,417,651
MSCI, Inc.*	14,970	505,238
New York Community Bancorp Inc	53,683	646,343
Northern Trust Corp.	12,930	486,556
Raymond James Financial, Inc.	29,000	864,490
WR Berkley Corp.	24,010	818,981
Zions Bancorporation	37,230	599,031
		9,338,846
Health Care 13.4%
Bio-Rad Laboratories, Inc.*	6,640	626,152
Catalyst Health Solutions, Inc.*	19,500	1,014,390
Dentsply Int’l., Inc.	26,300	949,693
Endo Pharmaceuticals Holdings, Inc.*	29,000	992,670
Gen-Probe, Inc.*	11,800	743,282
Henry Schein, Inc.*	11,120	715,461
IDEXX Laboratories, Inc.*	10,410	782,728
Life Technologies Corp.*	22,390	867,164
Masimo Corp.	36,200	747,892
Mednax, Inc.*	12,150	818,910
Mettler-Toledo Int’l., Inc.*	4,100	655,180
Quality Systems, Inc.	20,600	728,210
Resmed, Inc.*	53,000	1,380,650
Techne Corp.	15,400	1,039,346
Varian Medical Systems, Inc.*	14,500	902,335
		12,964,063
Industrials 17.3%
Ametek, Inc.	26,840	1,149,826
CH Robinson Worldwide, Inc.	6,800	465,868
Cintas Corp.	26,140	794,656
Copart, Inc.*	26,580	1,194,239
Donaldson Co., Inc.	16,400	1,120,940
Flowserve Corp.	11,230	1,154,107
Gardner Denver, Inc.	8,700	745,764
IDEX Corp.	29,000	1,057,340
IHS, Inc.*	12,780	1,129,496

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Jacobs Engineering Group, Inc.*	22,400	$930,496
JB Hunt Transport Services, Inc.	22,300	1,019,556
Joy Global, Inc.	9,310	849,817
MSC Industrial Direct Co., Inc.	14,030	975,506
Quanta Services, Inc.*	48,140	991,203
Roper Industries, Inc.	13,940	1,187,548
Stericycle, Inc.*	10,800	875,016
Waste Connections, Inc.	34,600	1,133,842
		16,775,220
Information Technology 17.8%
Altera Corp.	13,280	500,258
ANSYS, Inc.*	18,500	1,146,445
Citrix Systems, Inc.*	7,760	553,986
Dolby Laboratories, Inc.*	36,470	1,200,592
F5 Networks, Inc.*	8,420	951,713
FLIR Systems, Inc.	29,100	781,626
Informatica Corp.*	20,500	921,577
Jack Henry & Associates, Inc.	25,130	834,567
Microchip Technology, Inc.	14,960	522,254
Micros Systems, Inc.*	24,300	1,146,231
NeuStar, Inc.*	22,620	763,199
Nuance Communications, Inc.*	40,355	991,926
Open Text Corp.*	21,000	1,197,420
Plantronics, Inc.	30,600	1,054,476
Polycom, Inc.*	57,150	965,835
Power Integrations, Inc.	29,430	1,034,465
Riverbed Technology, Inc.*	37,500	975,000
Semtech Corp.*	37,880	878,816
Trimble Navigation Ltd.*	20,550	885,294
		17,305,680
Materials 4.5%
AptarGroup, Inc.	27,300	1,386,567
Ecolab, Inc.	21,500	1,225,930
Rockwood Holdings, Inc.*	18,000	802,080
Steel Dynamics, Inc.	69,300	913,374
		4,327,951
Telecommunication Services 1.4%
American Tower Corp.*	15,000	885,000
tw telecom, Inc.*	23,390	439,498
		1,324,498
Utilities 1.2%
ITC Holdings Corp.	15,800	1,167,936
Total Domestic Common Stocks (Cost $71,262,757)		89,764,770

Foreign Stocks & ADR’s 2.3%
Israel 1.5%
NICE Systems Ltd. ADR*	42,355	1,422,281

United Kingdom 0.8%
Shire Ltd. ADR	7,620	772,058

Total Foreign Stocks & ADR’s (Cost $1,374,181)		2,194,339

Real Estate Investment Trusts 0.6%
Financials 0.6%
Home Properties, Inc. (a) (Cost $449,372)	11,400	626,658

Institutional Money Market Funds 1.0%
State Street Institutional US Government Money Market Fund (Cost $953,609)	953,609	953,609

	Principal Amount (M=$1,000)
Corporate Short-term Notes 2.6%
UPS, Inc.
0.005%, 12/05/11 (Cost $2,499,999)	2,500 M	2,499,999

Total Investments 99.1% (Cost $76,539,918)†		96,039,375

Other Assets in Excess of Liabilities 0.9%		896,710

Net Assets 100.0%		$96,936,085

*	Non-income producing.
†

Cost for federal income tax purposes is $76,873,937. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $19,165,438 of which $22,338,672 related to appreciated securities and $3,173,234 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	-	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Value Fund

(Unaudited)

For the fiscal year ended November 30, 2011, the Sentinel Mid Cap Value Fund returned 7.02%*. This compared favorably with the 4.75% return of the Russell Midcap Value Index for the same period.

The Fund’s outperformance during the period, relative to the Index, was driven primarily by stock selection rather than sector weights. Favorable stock selection in the Energy, Industrials and Information Technology sectors contributed positively to relative returns, while the Fund’s significant underweight of the Financials sector coupled with better security selection also made a positive impact on relative return. The sectors having a meaningful negative impact on relative performance during the Fund’s fiscal year included Consumer Discretionary, Utilities and Health Care. Underperformance in both the Consumer Discretionary and Health Care sectors was primarily the result of security selection, while a significant underweight to the Utilities sector for much of the year negatively impacted the sector’s relative return.

From a perspective of individual stock selection, the Fund’s investment in Golar LNG Ltd., the Fund’s largest holding at the end of the period, made the greatest positive contribution to the Fund’s return. Also contributing positively to Fund performance were holdings in Arch Capital Group, Ltd., Waste Connections Inc. and Nuestar Inc. The Fund’s holdings in Visteon Corp., Monster Worldwide, Inc. and Bwin. Party Digital Entertainment PLC detracted the most from performance.

From the beginning of the fiscal year until August 17, 2011, the Fund was managed by Steinberg Asset Management, LLC (“Steinberg”). The sub-advisory agreement with Steinberg was subsequently terminated and replaced with an interim sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). Effective January 13, 2012, the interim sub-advisory agreement with Crow Point was terminated and Sentinel Asset Management, Inc. assumed full responsibility for the Fund’s investment program. In addition, also effective January 13, 2012: A) the name of the Fund was changed to Sentinel Mid Cap II Fund; B) the Fund’s value investment style changed to more closely resemble that employed with respect to the Sentinel Mid Cap Fund; and C) a new fee waiver/expense reimbursement agreement was implemented. Please see the accompanying Notes to Financial Statements for further details.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	7.02%	1.71%	6.26%	5.26%	7.63%
3 years	18.50	16.47	17.71	17.71	19.22
5 years	0.77	-0.26	0.07	0.07	1.34
10 years	7.30	6.75	6.55	6.55	7.74

Class	Symbol
A	SYVAX
C	SYVCX
I	SYVIX

Inception Date of the Fund — 4/03/00

The Sentinel Mid Cap Value Fund, which began operations on May 4, 2007, is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which began operations on April 3, 2000. Performance of the Class A and C shares from October 24, 2001 to their inception on May 4, 2007 is based on the equivalent share class performance of the Synovus Mid Cap Value Fund. Performance for Class A shares is restated to reflect the current maximum sales charge for Class A shares. Performance of the Class A shares prior to May 4, 2007 does not reflect higher 12b-1 fees in effect after that date. If it did, returns would be lower. Performance of the Class I shares from October 12, 2001 to their inception on May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Mid Cap Value Fund Class A, C & I shares: A - 1.49%, C - 2.15%, I - 0.94% . Expense ratio data is sourced from the Prospectus dated March 30, 2011.

The Fund is non-diversified and may hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Midsized company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Energy	16.8%
Information Technology	14.5%
Financials	13.6%
Utilities	11.4%
Industrials	9.5%
Consumer Staples	8.2%
Materials	6.5%
Health Care	3.7%
Telecommunication Services	2.4%
Consumer Discretionary	1.8%

Top 10 Holdings*

Description	Percent of Net Assets
Golar LNG Ltd.	5.6%
Arch Capital Group Ltd.	5.5%
NeuStar, Inc.	4.8%
Waste Connections, Inc.	4.4%
Laboratory Corp of America Holdings	3.7%
Reynolds American, Inc.	2.7%
Willis Group Holdings PLC	2.6%
Sara Lee Corp.	2.5%
Int’l. Paper Co.	2.5%
KLA-Tencor Corp.	2.4%
Total of Net Assets	36.7%

*“Top 10 Holdings” excludes any short-term investments and money market funds.  Portfolio composition and holdings are subject to change.  More complete holdings follow.

Schedule of Investments

at November 30, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 84.7%
Consumer Discretionary 1.8%
Cablevision Systems Corp.	150,000	$2,250,000

Consumer Staples 8.2%
JM Smucker Co.	38,000	2,887,240
Ralcorp Holdings, Inc.*	10,000	813,200
Reynolds American, Inc.	78,494	3,285,759
Sara Lee Corp.	159,600	3,026,016
		10,012,215
Energy 14.9%
EQT Corp.	45,000	2,790,450
Golar LNG Ltd.	157,777	6,879,077
Gulfmark Offshore, Inc.*	12,300	551,409
Seadrill Ltd.	85,000	2,964,800
Southwestern Energy Co.*	61,000	2,321,050
Williams Cos., Inc.	82,900	2,676,012
		18,182,798
Financials 13.6%
Arch Capital Group Ltd.*	176,275	6,657,907
Hancock Holding Co.	89,000	2,717,615
Oritani Financial Corp.	200,000	2,602,000
Tower Group, Inc.	68,171	1,430,909
Willis Group Holdings PLC	90,625	3,195,438
		16,603,869
Health Care 3.7%
Laboratory Corp of America Holdings*	52,600	4,508,872

Industrials 7.7%
Con-way, Inc.	43,500	1,221,915
Sensata Technologies Holding NV*	91,650	2,864,063
Waste Connections, Inc.	163,126	5,345,639
		9,431,617
Information Technology 14.5%
Akamai Technologies, Inc.*	65,700	1,899,387
Arris Group, Inc.*	130,000	1,397,500
Convergys Corp.*	200,000	2,584,000
KLA-Tencor Corp.	64,500	2,973,450
Microchip Technology, Inc.	83,000	2,897,530
NeuStar, Inc.*	174,200	5,877,508
		17,629,375
Materials 6.5%
Compass Minerals Int’l. Inc.	30,185	2,313,680
Int’l. Paper Co.	105,688	3,001,539
Silgan Holdings, Inc.	66,750	2,599,245
		7,914,464
Telecommunication Services 2.4%
CenturyLink, Inc.	78,250	2,935,940

Utilities 11.4%
American Water Works Co., Inc.	75,000	2,330,250
CenterPoint Energy, Inc.	114,300	2,274,570
Great Plains Energy, Inc.	128,000	2,693,120
NV Energy, Inc.	183,000	2,807,220
Sempra Energy	52,300	2,781,837
Wisconsin Energy Corp.	30,000	995,400
		13,882,397
Total Domestic Common Stocks (Cost $76,362,709)		103,351,547

Foreign Stocks & ADR’s 3.7%
Cyprus 1.9%
ProSafe SE (a)	300,000	2,262,287

Singapore 1.8%
Keppel Corp. Ltd. ADR	150,140	2,198,800

Total Foreign Stocks & ADR’s (Cost $2,985,014)		4,461,087

Institutional Money Market Funds 2.5%
State Street Institutional US Government Money Market Fund (Cost $3,065,263)	3,065,263	3,065,263

	Contracts
Purchased Options 0.0% +
Materials 0.0%+
Temple Inland, Inc., Put expiring February 17, 2012 at 30 (Cost $920)	10	175

The accompanying notes are an integral part of the financial statements.

		Value
	Contracts	(Note 2)
Total Investments 90.9% (Cost $82,413,906)†		$110,878,072

Other Assets in Excess of Liabilities 9.1%		11,144,157

Net Assets 100.0%		$122,022,229

*	Non-income producing.

+	Represents less than 0.05%.

†

Cost for federal income tax purposes is $82,436,332. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $28,441,740 of which $28,690,180 related to appreciated securities and $248,440 related to depreciated securities.

(a)	Fair valued systematically using adjustment factors supplied by an independent pricing vendor.

ADR	-American Depositary Receipt

At November 30, 2011, the following Written Options were outstanding:

Description	Contracts	Value
International Paper, Call expiring December 17, 2011 at 30	250	$6,250
Sara Lee, Call expiring December 17, 2011 at 19	800	30,400
Sempra Energy, Call expiring December 17, 2011 at 55	100	1,500
Sprint Nextel Corp., Call expiring December 17, 2011 at 3	50	200
Total Written Options (Premium Received $59,172)	1,200	$38,350

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

(Unaudited)

For the fiscal year ended November 30, 2011, the Sentinel Short Maturity Government Fund returned 1.27%.* By comparison, the Barclays Capital 1-3 Year U.S. Government Bond Index returned 1.34% and the Barclays Capital U.S. Mortgage Backed Securities Index returned 4.91%, while the Morningstar Short Government category returned 1.48% for the same period.

The twelve month period ended November 30, 2011 was one of high volatility within the fixed-income markets. Over the period, the 10-year U.S. Treasury Note traded as high as 3.74% and as low as 1.72% with an average monthly swing of 22 basis points according to Bloomberg. The yield on the U.S. Treasury 10-year Note closed at 2.07% on November 30, 2011 after starting the period at 2.80%, a decline of 73 basis points. The U.S. economy experienced very sluggish growth with persistently high unemployment and underemployment, historically low levels of housing activity, and constrained consumer spending. The Federal Reserve announced “operation twist” embarking on another quantitative easing initiative whereby they sell shorter-maturity U.S. Treasury securities in favor of buying longer-maturity U.S. Treasuries. It is an attempt to drive down longer-term borrowing costs for the U.S. economy. In addition, the Fed also announced that they would reinvest the cash flow runoff of their existing MBS portfolio, purchased in QE1, back into the MBS market, an attempt to keep mortgage rates low. Another stimulus measure undertaken over the period was by the Federal Housing Finance Agency (FHFA), the regulator and conservator of Fannie Mae and Freddie Mac. The FHFA made major changes to their Home Affordable Refinance Program (HARP) allowing underwater homeowners to lower their monthly mortgage payments. Besides these initiatives in the U.S. to keep interest rates low, the bond market was heavily infuenced by the sovereign debt crisis in Europe. The lack of fiscal discipline by some member nations has severely strained debt prices and the Euro currency itself. Unfortunately, there appears to be no quick solution to the crisis and these issues will daunt investors for the foreseeable future.

Yield primarily drives total returns for short duration bonds, so the Fund invests heavily in U.S. Agency mortgage-backed securities (MBS), often 100% of net assets. The Fund carefully selects the type of MBS asset it purchases, focusing on those which possess limited extension risk in rising interest rate environments. In line with standard industry practices, the Fund’s dividend is determined by adding the amount of income generated by its assets and any amortization of discounts on its assets and then subtracting the Fund’s expenses and any amortization of premiums on its assets. Any return of principal from the assets does not affect income. It impacts the net asset value (NAV) of the Fund as a return of capital. Therefore, if a security is valued at a discount, then the return of principal has a positive effect on the NAV in the form of a capital gain. If, however, a security is valued at a premium, then the return of principal has a negative effect on the NAV in the form of a capital loss. In the current market environment, with short-term interest rates at or near historic lows, all the Fund’s MBSs trade at a premium. This results in a monthly capital charge to the NAV on the principal received. The Fund’s total return fully captures this phenomenon. Sector and security selection made the largest contribution to the Fund’s performance over the fscal year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays Capital 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 1% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2001 – November 30, 2011

Growth of a $50,000 Investment (Class S Shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class S shares
	Without	With 1%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	1.27%	0.29%	0.85%
3 years	3.45	3.11	3.02
5 years	3.98	3.78	3.52
10 years	3.51	3.41	3.02

Class	Symbol
A	SSIGX
S	SSSGX

Inception Date of the Fund — 3/27/95

Performance of the Class A shares is not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If it was the returns would be lower. Performance prior to June 1, 2006 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%.

The performance of Class S shares prior to their inception on March 4, 2005 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.

The following are total annual operating expense ratios for Sentinel Short Maturity Government Fund Class A & S shares: A - 0.84%, S- 1.26%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus. The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Barclays Capital 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Average Effective Duration

Duration	Percent of Fixed Income Holdings
Less than 1 yr.	11.7%
1 yr. to 2.99 yrs.	88.3%

Average Effective Duration (for all Fixed Income Holdings) 1.9years**

Top 10 Holdings*

Description	Coupon	Maturity Date	Percent of Net Assets
GNR10-112 PM	3.25%	09/20/33	6.7%
FNR 10-64 AD	3.00%	12/25/20	5.0%
GNR 10-99 PT	3.50%	08/20/33	5.0%
FNR 11-3 EL	3.00%	05/25/20	4.1%
FNR 10-153 AC	2.00%	11/25/18	4.0%
FHR 3772 HC	3.00%	10/15/18	3.9%
FNR 10-83 AK	3.00%	11/25/18	3.8%
FHR 3780 TL	3.75%	04/15/24	3.5%
FNR 09-88 DB	3.00%	10/25/20	2.4%
FNR 09-113 DB	3.00%	12/25/20	2.4%
Total of Net Assets			40.8%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2011

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 98.7%

U.S. Government Agency Obligations 98.7%

Federal Home Loan Mortgage Corporation 25.9%

Collateralized Mortgage Obligations:

FHR 2353 TD
6%, 09/15/16	82 M	$86,001
FHR 3261 AG
5.5%, 01/15/17	6,732 M	7,065,631
FHR 2508 CK
5%, 10/15/17	6,350 M	6,855,935
FHR 2510 AJ
5%, 10/15/17	3,306 M	3,569,889
FHR 2530 BH
5%, 11/15/17	8,221 M	8,781,737
FHR 3567 ND
4%, 12/15/17	39,389 M	41,559,199
FHR 3562 AN
4%, 12/15/17	5,335 M	5,650,641
FHR 3604 AG
4%, 12/15/17	10,794 M	11,264,689
FHR 2629 BL
4.5%, 01/15/18	11,737 M	12,205,115
FHR 2635 DG
4.5%, 01/15/18	3,266 M	3,388,191
FHR 2642 WP
4.5%, 02/15/18	7,029 M	7,324,319
FHR 3772 HC
3%, 10/15/18	111,482 M	116,482,120
FHRR R005 AB
5.5%, 12/15/18	4,212 M	4,297,046
FHR 3659 DE
2%, 03/15/19	6,280 M	6,411,727
FHR 3645 EH
3%, 12/15/20	22,964 M	24,009,209
FHR 2692 QC
5%, 02/15/21	3,528 M	3,561,947
FHR 2709 PD
5%, 03/15/21	5,902 M	5,997,944
FHR 3574 EA
3%, 09/15/21	32,201 M	33,349,531
FHR 3559 AB
4.5%, 03/15/23	3,231 M	3,364,846
FHR 3571 BA
4.5%, 04/15/23	20,194 M	21,018,578
FHR 2922 EP
4.5%, 05/15/23	8,497 M	8,678,936
FHR 3780 TL
3.75%, 04/15/24	99,828 M	103,675,794
FHR 3829 CA
4%, 08/15/24	21,484 M	22,520,081
FHR 3507 AC
4%, 06/15/27	61,261 M	63,576,005
FHR 2953 PC
5.5%, 08/15/29	1,738 M	1,766,985
FHR 2766 PE
5%, 10/15/29	8,714 M	8,827,573
FHR 3570 PA
5%, 07/15/31	2,575 M	2,623,647
FHR 2551 TE
5.5%, 09/15/31	1,510 M	1,538,130
FHR 3284 BA
4.5%, 02/15/32	5,713 M	5,807,583
FHR 3083 UB
4.5%, 06/15/32	2,155 M	2,196,997
FHR 2927 ED
4%, 01/15/35	12,468 M	12,883,271
FHR 3662 TC
3.5%, 04/15/35	45,235 M	46,411,352
FHR 3238 LA
4.5%, 06/15/35	2,515 M	2,553,097
FHR 3638 PA
4.5%, 03/15/37	16,836 M	17,960,632
		627,264,378
Mortgage-Backed Securities:
10-Year:
FHLMC E89015
6.5%, 04/01/12	9 M	9,498
FHLMC J00464
5%, 11/01/15	1,693 M	1,809,593
FGCI J14193
3.5%, 01/01/21	3,244 M	3,394,827

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FGCI J14483
3.5%, 02/01/21	4,019 M	$4,206,036
FGCI J14614
3.5%, 03/01/21	8,126 M	8,464,449
FGCI J14793
3.5%, 03/01/21	2,733 M	2,852,435
FGCI J15685
3.5%, 06/01/21	5,972 M	6,220,597
FGCI J15846
3.5%, 06/01/21	1,526 M	1,589,058
FGCI J12085
4%, 04/01/25	15,260 M	15,727,644
		44,274,137
15-Year:
FHLMC G10654
7%, 02/01/12	1 M	1,428
FHLMC G10705
6.5%, 08/01/12	10 M	10,507
FHLMC E94628
5%, 02/01/13	110 M	111,995
FHLMC G11135
6.5%, 08/01/13	9 M	9,145
FHLMC E72131
6.5%, 08/01/13	33 M	34,713
FHLMC E72178
6.5%, 09/01/13	9 M	9,224
FHLMC G10965
7.5%, 10/01/14	10 M	10,637
FHLMC E82128
7%, 03/01/15	13 M	13,051
FHLMC E00843
8%, 04/01/15	3 M	3,654
FHLMC E01009
6.5%, 08/01/16	282 M	307,274
FHLMC G11585
7%, 02/01/17	133 M	136,847
FHLMC E88357
6.5%, 03/01/17	36 M	38,278
FGCI E97047
4%, 05/01/18	2,183 M	2,307,533
FGCI E96256
4%, 05/01/18	2,752 M	2,908,679
FGCI E96749
4%, 06/01/18	3,918 M	4,141,138
FGCI E97094
4%, 06/01/18	3,460 M	3,656,607
FGCI E97184
4%, 07/01/18	5,527 M	5,841,468
FGCI E97149
4%, 07/01/18	3,846 M	4,064,650
FHLMC E98706
5%, 08/01/18	1,991 M	2,142,543
FGCI B10742
4.5%, 11/01/18	1,332 M	1,418,114
FHLMC B11933
4%, 01/01/19	8,914 M	9,390,037
FHLMC B12434
4.5%, 03/01/19	3,093 M	3,297,607
FHLMC J05907
6%, 08/01/19	2,918 M	3,203,840
FGCI G13841
4%, 05/01/20	18,236 M	19,273,606
FGCI J15686
3.5%, 06/01/21	11,714 M	12,201,634
FGCI J15844
3.5%, 07/01/21	3,357 M	3,496,208
FGCI J15933
3.5%, 07/01/21	4,333 M	4,513,338
FGCI J16211
3.5%, 08/01/21	10,153 M	10,575,288
		93,119,043
20-Year:
FHLMC G11228
6.5%, 12/01/12	721	740
FHLMC C90035
6.5%, 11/01/13	39 M	42,857
FHLMC D94982
7%, 04/01/16	49 M	54,873
FHLMC D94230
7.5%, 10/01/19	164 M	187,855
		286,325
30-Year:
FHLMC 302609
8%, 08/01/17	14 M	14,247
FHLMC G00100
8%, 02/01/23	10 M	11,810
FHLMC A17291
6.5%, 11/01/33	1,339 M	1,526,088
		1,552,145
Total Federal Home Loan Mortgage Corporation		766,496,028

Federal National Mortgage Association 56.7%
Collateralized Mortgage Obligations:
FNR 02-11 QC
5.5%, 03/25/17	2,348 M	2,494,150
FNR 02-18 PC
5.5%, 04/25/17	1,725 M	1,787,885
FNR 10-110 HC
2.5%, 10/25/18	60,138 M	61,984,357
FNR 10-153 AC
2%, 11/25/18	115,208 M	118,085,572
FNR 10-83 AK
3%, 11/25/18	107,935 M	112,667,179
FNR 09-70 NL
3%, 08/25/19	52,242 M	54,529,259
FNR 09-70 NM
3.25%, 08/25/19	64,681 M	67,693,309
FNR 09-78 NG
3.5%, 08/25/19	31,478 M	33,185,275
FNR 09-70 NQ
3.5%, 08/25/19	39,632 M	41,604,886
FNR 11-3 EL
3%, 05/25/20	115,783 M	120,896,605
FNR 10-65 AD
3%, 09/25/20	19,414 M	20,281,194
FNR 03-106 WD
4.5%, 09/25/20	5,126 M	5,200,029
FNR 09-88 DB
3%, 10/25/20	67,953 M	70,974,404
FNR 09-88 DC
3.25%, 10/25/20	52,373 M	54,884,174
FNR 11-78 A
2%, 11/25/20	54,889 M	56,336,087
FNR 10-64 AD
3%, 12/25/20	141,125 M	148,355,657
FNR 09-113 DB
3%, 12/25/20	66,995 M	69,966,890
FNR 11-67 EL
2%, 07/25/21	59,938 M	60,886,620
FNR 11-67 DA
4.5%, 07/25/21	38,457 M	41,561,504
FNR 08-61 CA
5%, 08/25/22	6,821 M	7,150,864
FNR 08-55 NA
5%, 08/25/22	5,422 M	5,670,504
FNR 08-80 TJ
5%, 09/25/22	11,245 M	11,746,367
FNR 08-81 KA
5%, 10/25/22	4,983 M	5,216,903
FNR 03-42 EP
4%, 11/25/22	3,308 M	3,410,636
FNR 3584 AB
4.5%, 12/15/22	39,100 M	40,633,617
FNR 11-90 AL
3.5%, 09/25/23	32,273 M	33,906,078
FNR 10-3 GA
4%, 02/25/25	10,969 M	11,645,830
FNR 11-15 HC
2.5%, 03/25/26	39,945 M	41,140,654
FNR 11-82 AD
4%, 08/25/26	26,987 M	28,526,227
FNR 3681 AH
4%, 10/15/27	19,483 M	20,254,370
FNR 08-21 CL LC
6%, 02/25/30	13,881 M	14,498,884
FNR 11-30 NK
3%, 10/25/30	14,360 M	14,782,289
FNR 11-41 DQ
3%, 10/25/30	27,841 M	28,742,251
FNR 11-41 CQ
3%, 11/25/30	27,081 M	27,983,884
FNR 03-24 UJ
4.5%, 03/25/31	2,734 M	2,758,588
FNR 03-1 PG
5.5%, 09/25/31	3,647 M	3,725,468
FNR 03-69 GH
3.25%, 12/25/31	7,157 M	7,380,841

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNR 03-69 GJ
3.5%, 12/25/31	8,588 M	$8,893,710
FNR 02-82 PD
6%, 02/25/32	2,863 M	2,941,292
FNR 03-76 PQ
3.5%, 04/25/32	768 M	798,415
FNR 08-72 BG
5.25%, 03/25/35	11,356 M	11,746,772
FNR 05-105 TJ
5.5%, 12/25/35	265 M	266,208
FNR 07-112 MC
5.25%, 10/25/36	12,945 M	13,702,455
FNR 09-3 HL
5%, 02/25/39	5,523 M	5,860,464
FNR 09-32 BH
5.25%, 05/25/39	6,575 M	7,163,531
		1,503,922,138
Mortgage-Backed Securities:
10-Year:
FNMA 254163
5.5%, 12/01/11	60	64
FNMA 254226
5.5%, 02/01/12	10 M	10,073
FNMA 254399
6.5%, 06/01/12	45 M	45,006
FNMA 254427
6.5%, 07/01/12	63 M	63,246
FNMA 254457
6.5%, 07/01/12	13 M	13,314
FNMA 254698
6.5%, 01/01/13	22 M	22,395
FNMA 254882
5%, 08/01/13	16 M	16,573
FNMA 780339
4.5%, 06/01/14	252 M	259,122
FNMA 255368
5.5%, 07/01/14	151 M	161,161
FNMA 928247
5.5%, 04/01/17	1,240 M	1,323,125
FNMA 972931
5%, 02/01/18	544 M	578,099
FNMA 929527
5%, 06/01/18	248 M	264,095
FNMA 257378
5%, 09/01/18	351 M	374,426
FNMA 930890
5%, 04/01/19	177 M	190,546
FNMA MA0113
5%, 05/01/19	523 M	562,154
FNMA 931517
5%, 07/01/19	84 M	90,104
FNMA 932111
5%, 10/01/19	79 M	85,042
FNMA AI3766
3%, 08/01/20	9,184 M	9,531,321
FNMA AB1575
3.5%, 10/01/20	7,152 M	7,469,384
FNMA MA0548
3.5%, 10/01/20	9,588 M	10,013,432
		31,072,682
15-Year:
FNMA 367202
7%, 12/01/11	1 M	1,300
FNMA 370468
7%, 01/01/12	704	713
FNMA 390784
6%, 05/01/12	459	463
FNMA 251300
7%, 08/01/12	2 M	1,823
FNMA 433301
6.5%, 07/01/13	83 M	86,284
FNMA 426453
5.5%, 10/01/13	33 M	35,788
FNMA 446787
5.5%, 01/01/14	34 M	36,677
FNMA 447881
5.5%, 01/01/14	21 M	22,920
FNMA 496015
5.5%, 04/01/14	13 M	13,605
FNMA 536814
5.5%, 06/01/14	66 M	71,048
FNMA 576789
5.5%, 06/01/14	18 M	18,598
FNMA 630985
7%, 09/01/15	86 M	87,987
FNMA 594601
8.5%, 10/01/15	7 M	6,975
FNMA 535631
7%, 12/01/15	180 M	194,628
FNMA 594602
9%, 01/01/16	7 M	7,324
FNMA 609148
7%, 02/01/16	818 M	872,835
FNMA 535777
5.5%, 03/01/16	69 M	75,068
FNMA 663227
6%, 03/01/16	71 M	76,834
FNMA 574598
6%, 05/01/16	123 M	133,785
FNMA 545298
5.5%, 11/01/16	111 M	120,447
FNMA 614920
5.5%, 12/01/16	109 M	118,590
FNMA 792797
5.5%, 04/01/17	87 M	94,126
FNMA 668338
5%, 11/01/17	1,138 M	1,228,555
FNMA 671380
6%, 11/01/17	89 M	96,738
FNMA 650205
5%, 01/01/18	900 M	971,618
FNMA 679165
5.5%, 02/01/18	215 M	233,069
FNMA 685474
4.5%, 04/01/18	2,500 M	2,672,942
FNMA 720312
4.5%, 06/01/18	1,655 M	1,769,424
FNMA 726757
4.5%, 06/01/18	3,363 M	3,596,454
FNMA 722060
4.5%, 07/01/18	5,542 M	5,926,274
FNMA 722106
4.5%, 07/01/18	1,957 M	2,093,006
FNMA 729583
4.5%, 07/01/18	1,346 M	1,439,222
FNMA 712165
5%, 08/01/18	1,791 M	1,933,788
FNMA 357440
4.5%, 10/01/18	16,561 M	17,707,605
FNMA 725284
7%, 11/01/18	786 M	860,864
FNMA 761247
4.5%, 01/01/19	1,732 M	1,852,015
FNMA AE0968
4%, 07/01/19	38,305 M	40,592,596
FNMA 890109
4.5%, 12/01/19	6,703 M	7,166,934
FNMA 890330
5%, 10/01/21	38,848 M	41,951,714
FNMA 985670
6.5%, 10/01/21	991 M	1,098,952
FNMA AA8647
5%, 11/01/23	2,457 M	2,653,669
FNMA AC0317
4.5%, 02/01/24	889 M	948,276
FNMA AC0318
5%, 06/01/24	916 M	989,466
		139,860,999
20-Year:
FNMA 512520
7%, 07/01/13	15 M	14,910
FNMA 190659
7%, 02/01/14	28 M	29,626
FNMA 190697
7%, 03/01/14	65 M	68,884
FNMA 528088
5.5%, 05/01/14	17 M	16,946
FNMA 768628
5.5%, 09/01/15	50 M	53,707
FNMA 619191
6.5%, 12/01/15	167 M	173,858
FNMA 251716
10.5%, 03/01/18	3 M	3,399
		361,330
30-Year:
FNMA 124871
7%, 05/01/13	20 M	21,417
FNMA 626664
6%, 04/01/17	184 M	200,012

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 479421
7%, 09/01/21	43 M	$48,529
FNMA 207530
8.25%, 04/01/22	10 M	12,148
FNMA 175123
7.45%, 08/01/22	120 M	138,060
		420,166
Total Federal National Mortgage Association		1,675,637,315

Government National Mortgage Corporation 16.1%
Collateralized Mortgage Obligations:
GNR 02-41 TE
6%, 07/16/31	1,019 M	1,027,173
GNR 09-68 HJ
4%, 11/16/31	16,194 M	16,432,407
GNR 03-3 LM
5.5%, 02/20/32	1,028 M	1,058,089
GNR 09-88 TM
3.5%, 09/20/32	30,161 M	30,833,380
GNR 09-100 HJ
3.5%, 10/20/32	29,146 M	29,793,195
GNR 10-84 PL
3.5%, 02/20/33	40,780 M	42,225,486
GNR 10-99 PT
3.5%, 08/20/33	141,830 M	147,240,207
GNR 10-112 PM
3.25%, 09/20/33	191,147 M	197,781,182
GNR 09-66 AJ
5%, 02/16/36	6,671 M	6,881,807
		473,272,926
Mortgage-Backed Securities:
10-Year:
GNMA 634538
6%, 09/15/14	155 M	164,588
GNMA 634545
6.5%, 09/15/14	189 M	203,396
		367,984
15-Year:
GNMA 780659
7.5%, 08/15/12	796	813
GNMA II 2542
7%, 01/20/13	3 M	2,957
GNMA 462328
6.5%, 04/15/13	8 M	9,239
GNMA 780759
6.5%, 04/15/13	25 M	26,015
GNMA 349029
7%, 04/15/13	3 M	3,670
GNMA 456869
6.5%, 05/15/13	1 M	1,553
GNMA 780859
7.5%, 09/15/13	797	803
GNMA 780978
6.5%, 02/15/14	326 M	342,090
GNMA 781109
7%, 11/15/14	959 M	1,019,167
GNMA 489953
6%, 12/15/16	20 M	21,536
		1,427,843
20-Year:
GNMA 628440
7%, 04/15/24	297 M	341,880
30-Year:
GNMA II 495
10%, 02/20/16	105	116
Total Government National Mortgage Corporation		475,410,749
Total U.S. Government Obligations (Cost $2,889,526,791)		2,917,544,092

	Shares
Institutional Money Market Funds 0.9%
State Street Institutional US Government Money Market Fund (Cost $27,188,492)	27,188,492	27,188,492
Total Investments 99.6% (Cost $2,916,715,283)†		2,944,732,584

Other Assets in Excess of Liabilities 0.4%		10,831,060

Net Assets 100.0%		$2,955,563,644

†                  Cost for federal income tax purposes is $2,916,736,630. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $27,995,954 of which $35,981,845 related to appreciated securities and $7,985,891 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

The Sentinel Small Company Fund returned 9.20%* for the fiscal year ending November 30, 2011. This performance compared well to the Russell 2000 Index’s return of 2.75%, the Standard & Poor’s SmallCap 600 Index’s return of 7.41%, and the 4.12% return for the Morningstar Small Growth category.

Over the past two years, the market has rebounded nicely from the painful declines of late 2008 and early 2009, with the first quarter of 2011 being an extension of that market recovery. During the second quarter, small cap stocks slowed meaningfully from the fast pace that marked the start of the year, followed by a steep drop in the third quarter as global economic concerns sparked investors to take money off the table. A combination of a softening of these concerns and oversold conditions resulted in a sharp market rally from the early October lows with November ending on a strong note. Unlike much of the market advance off the lows of early 2009, there was more of a higher quality / valuation sensitive nature to the movement in small caps this year, which played well with our investment style. In this market, the Fund behaved entirely consistent with our conservative growth investment discipline, which tends to lag in speculative based market rallies and outperform when quality and valuation are weighed more heavily by investors.

For the fiscal year, the Fund’s holdings in Consumer Discretionary, Industrials, and Information Technology did well compared to the corresponding sectors in the Russell 2000 Index. Our stock selection in the Retailing group within the Consumer Discretionary sector helped our relative performance in the year. In particular, our holdings in Tractor Supply Co and LKQ Corp. had very good performance for the period. The Industrials sector benefited from strong performance in our Capital Goods and Services names, such as Wabtec and Waste Connections. Within Information Technology, our stock selection was generally strong across the sector and was beneficial to returns. Noteworthy was strong performance from our positions in Polycom and Open Text. Our results in Health Care slightly lagged the Russell 2000 Index in the period. Our underperformance in the Health Care sector was due to a modest underperformance of our holdings.

We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation has the potential to deliver solid risk-adjusted returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	9.20%	3.79%	8.37%	7.37%	9.59%
3 years	18.73	16.72	17.85	17.85	19.27
5 years	3.27	2.21	2.46	2.46	3.67
10 years	7.85	7.29	6.97	6.97	8.06

Class	Symbol
A	SAGWX
C	SSCOX
I	SIGWX

Inception Date of the Fund — 3/1/93

Class A shares and Class C shares of the Small Company Fund are closed to new investors, subject to certain exceptions. Existing shareholders may continue to purchase shares and reinvest dividends and capital gains. Please see the Prospectus.

Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, C & I shares: A - 1.17%, C - 1.93%, I - 0.72%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)
at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks, ADR’s and Real Estate Investment Trusts)

Sector	Percent of Net Assets
Information Technology	19.3%
Industrials	16.5%
Financials	15.0%
Consumer Discretionary	14.1%
Health Care	13.8%
Energy	6.7%
Consumer Staples	5.0%
Materials	3.4%
Utilities	1.1%

Top 10 Holdings*

Description	Percent of Net Assets
iShares S&P SmallCap 600 Index Fund	3.0%
Hain Celestial Group, Inc.	1.7%
NICE Systems Ltd.	1.7%
Buffalo Wild Wings, Inc.	1.7%
Open Text Corp.	1.6%
Diodes, Inc.	1.4%
Ascena Retail Group, Inc.	1.4%
Monro Muffler Brake, Inc.	1.4%
Plantronics, Inc.	1.4%
Superior Energy Services, Inc.	1.3%
Total of Net Assets	16.6%

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 87.5%

Consumer Discretionary 14.1%

Ascena Retail Group, Inc.*	1,230,000	$33,849,600
Buffalo Wild Wings, Inc.*	615,000	39,655,200
Iconix Brand Group, Inc.*	1,835,000	31,672,100
LKQ Corp.*	479,000	14,623,870
Men’s Wearhouse, Inc.	615,000	17,115,450
Monro Muffler Brake, Inc.	815,000	32,722,250
Morningstar, Inc.	335,000	20,183,750
Penn National Gaming, Inc.*	630,000	23,379,300
Steven Madden Ltd.*	646,900	23,068,454
Texas Roadhouse, Inc.	2,185,000	29,257,150
Vitamin Shoppe, Inc.*	680,000	25,030,800
Warnaco Group, Inc.*	335,000	16,981,150
Wolverine World Wide, Inc.	840,000	30,945,600
		338,484,674
Consumer Staples 5.0%
Casey’s General Stores, Inc.	464,200	24,778,996
Flowers Foods, Inc.	1,511,100	29,874,447
Hain Celestial Group, Inc.*	1,106,200	41,305,508
Nu Skin Enterprises, Inc.	513,600	24,519,264
		120,478,215
Energy 6.7%
CARBO Ceramics, Inc.	177,700	25,290,264
Dril-Quip, Inc.*	360,500	25,642,365
Key Energy Services, Inc.*	1,283,900	19,386,890
Oil States Int’l., Inc.*	212,300	15,975,575
Resolute Energy Corp.*	1,595,100	21,613,605
Superior Energy Services, Inc.*	1,066,700	31,691,657
Tidewater, Inc.	414,900	20,910,960
		160,511,316
Financials 9.9%
City National Corp/CA	518,500	21,994,770
Delphi Financial Group, Inc.	750,600	20,641,500
East West Bancorp, Inc.	1,585,200	31,022,364
Endurance Specialty Holdings Ltd.	790,100	28,577,917
Evercore Partners, Inc.	562,900	15,586,701
HCC Insurance Holdings, Inc.	735,800	19,778,304
Portfolio Recovery Associates, Inc.*	365,400	25,347,798
ProAssurance Corp.	232,100	18,477,481
Prosperity Bancshares, Inc.	454,300	18,167,457
Stifel Financial Corp.*	829,600	26,298,320
SVB Financial Group*	256,800	12,079,872
		237,972,484
Health Care 13.2%
Bio-Rad Laboratories, Inc.*	165,000	15,559,500
Catalyst Health Solutions, Inc.*	470,000	24,449,400
Cyberonics, Inc.*	885,000	26,842,050
Gen-Probe, Inc.*	291,300	18,348,987
Haemonetics Corp.*	488,900	28,957,547
ICU Medical, Inc.*	548,100	24,121,881
Integra LifeSciences Holdings Corp.*	525,000	16,868,250
Masimo Corp.	770,000	15,908,200
MedAssets, Inc.*	1,395,000	13,336,200
Myriad Genetics, Inc.*	1,096,400	23,298,500
NxStage Medical, Inc.*	680,000	13,314,400
Quality Systems, Inc.	485,000	17,144,750
Sirona Dental Systems, Inc.*	508,600	22,602,184
Techne Corp.	380,200	25,659,698
Volcano Corp.*	535,000	13,198,450
West Pharmaceutical Services, Inc.	425,000	16,375,250
		315,985,247

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Industrials 16.5%
Actuant Corp.	1,150,700	$26,374,044
Aerovironment, Inc.*	523,500	15,971,985
Clarcor, Inc.	488,900	23,672,538
Copart, Inc.*	627,200	28,180,096
Esterline Technologies Corp.*	251,800	13,564,466
Forward Air Corp.	404,900	12,997,290
Gardner Denver, Inc.	212,300	18,198,356
Genesee & Wyoming, Inc.*	232,100	14,174,347
Healthcare Services Group, Inc.	1,550,700	28,005,642
Heartland Express, Inc.	869,200	11,951,500
HUB Group, Inc.*	419,700	12,498,666
IDEX Corp.	829,600	30,247,216
II-VI, Inc.*	1,283,900	25,125,923
Kaydon Corp.	513,600	16,219,488
Middleby Corp.*	294,300	26,863,704
MSC Industrial Direct Co., Inc.	222,200	15,449,566
Ritchie Bros Auctioneers, Inc.	760,500	15,643,485
Toro Co.	291,300	16,449,711
Wabtec Corp.	306,100	20,891,325
Waste Connections, Inc.	721,000	23,627,170
		396,106,518
Information Technology 17.6%
Acme Packet, Inc.*	435,000	14,542,050
ANSYS, Inc.*	227,200	14,079,584
CommVault Systems, Inc.*	405,000	20,100,150
Constant Contact, Inc.*	840,000	18,379,200
Diodes, Inc.*	1,695,000	34,747,500
Factset Research Systems, Inc.	158,000	14,730,340
Hittite Microwave Corp.*	425,000	23,124,250
j2 Global Communications, Inc.	1,100,000	29,821,000
Jack Henry & Associates, Inc.	875,000	29,058,750
Micros Systems, Inc.*	595,000	28,066,150
NeuStar, Inc.*	570,000	19,231,800
Open Text Corp.*	685,000	39,058,700
Plantronics, Inc.	940,000	32,392,400
Power Integrations, Inc.	805,000	28,295,750
Progress Software Corp.*	1,435,000	29,230,950
Rofin-Sinar Technologies, Inc.*	1,115,000	26,826,900
Semtech Corp.*	895,000	20,764,000
		422,449,474
Materials 3.4%
AptarGroup, Inc.	464,200	23,576,718
NewMarket Corp.	83,900	16,602,971
Rockwood Holdings, Inc.*	316,100	14,085,416
Sensient Technologies Corp.	508,600	19,209,822
Silgan Holdings, Inc.	212,500	8,274,750
		81,749,677
Utilities 1.1%
Atmos Energy Corp.	365,400	12,500,334
ITC Holdings Corp.	165,000	12,196,800
		24,697,134
Total Domestic Common Stocks (Cost $1,659,910,145)		2,098,434,739

Domestic Exchange Traded Funds 3.0%
Financials 3.0%
iShares S&P SmallCap 600 Index Fund (Cost $70,809,322)	1,061,700	71,866,473

Foreign Stocks & ADR’s 2.3%
Ireland 0.6%
ICON PLC ADR*	935,000	15,904,350

Israel 1.7%
NICE Systems Ltd. ADR*	1,195,000	40,128,100
Total Foreign Stocks & ADR’s (Cost $56,911,008)		56,032,450

Real Estate Investment Trusts 2.1%
Financials 2.1%
BioMed Realty Trust, Inc.	730,800	13,015,548
Corporate Office Properties Trust(a)	903,700	18,842,145
Home Properties, Inc.(a)	350,600	19,272,483
Total Real Estate Investment Trusts (Cost $54,234,324)		51,130,176

Institutional Money Market Funds 1.2%
State Street Institutional US Government Money Market Fund (Cost $29,050,879)	29,050,879	29,050,879

	Principal Amount (M=$1,000)
Corporate Short-term Notes 1.8%
Coca-Cola Co. 0.05%, 12/08/11	9,000 M	8,999,912
Colgate Palmolive Co. 0.04%, 12/30/11	10,000 M	9,999,678
PepsiCo, Inc. 0.05%, 01/06/12	3,000 M	2,999,850
The Walt Disney Co. 0.05%, 12/07/11	13,000 M	12,999,892
Toyota Motor Credit 0.05%, 12/13/11	8,500 M	8,499,858
Total Corporate Short-term Notes (Cost $43,499,190)		43,499,190

U.S. Treasury Obligations 0.4%
U.S. Treasury Bill
0.021%, 12/08/11 (Cost $9,999,959)	10,000 M	9,999,959
Total Investments 98.3% (Cost $l,924,414,827)†		2,360,013,866

Other Assets in Excess of Liabilities 1.7%		39,888,267

Net Assets 100.0%		$2,399,902,133

*	Non-income producing.

†

Cost for federal income tax purposes is $1,928,853,727. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $431,160,139 of which $507,813,526 related to appreciated securities and $76,653,387 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

The Sentinel Sustainable Core Opportunities Fund had a return of 5.79%* for the fiscal year ending November 30, 2011, compared to a return of 7.83% for the Standard & Poor’s 500 Index and a 7.38% return for the Russell 1000 Index. The Morningstar Large Blend Category had a return of 4.74% for the same time period.

Equity markets during the fiscal year were particularly volatile, with the first half of the year characterized by a promising confidence in an imminent economic recovery, which was swiftly curtailed in the second half as deteriorating economic data and the Eurozone sovereign debt crisis began to dominate the financial markets’ narrative. Investors’ appetite for risk vanished promptly, replaced by extreme risk aversion. Responding to a rapidly deteriorating global economic backdrop, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Utilities, Energy and Consumer Staples, whereas the weakest sectors were Materials and Financials.

Amidst this unsettled environment, we continued our selective increase in holdings within the Information Technology and Health Care sectors, while moderating our underweight positioning in the Consumer Discretionary and Financials sectors. The overall growth outlook remains modest due to uncertain global economic conditions. However, on a relative basis we believe the risk / reward scenario for our holdings is attractive given reasonable valuations, and the very sound financial strength of the companies we own in the Fund.

Despite the volatile equity market experienced over the last year, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that we believe were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently, while ascribing to the tenets of good corporate citizenship through strong ethical standards and practices. These are the types of companies where we seek to invest the bulk of the Sentinel Sustainable Core Opportunities Fund’s assets.

Thank you for your continued support.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2001 – November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 – November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	5.79%	0.48%	6.15%
3 years	13.92	12.00	14.39
5 years	-1.67	-2.67	-1.22
10 years	0.04	-0.47	0.27

Class	Symbol
A	MYPVX
I	CVALX

Inception Date of the Fund — 6/13/96

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance of the Class A shares from September 24, 2001 to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Value Fund which was offered without a sales charge, and reflects the current maximum sales charge. Performance prior to April 4, 2008 does not reflect the higher 12b-1 fees for Class A shares in effect after that date. If it did, returns would be lower. Performance of the Class I shares from March 31, 2006 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the Citizens Value Fund. Performance from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A - 1.35%, I - 0.95%. Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Information Technology	20.7%
Health Care	14.4%
Industrials	13.2%
Financials	12.3%
Energy	11.5%
Consumer Staples	10.1%
Consumer Discretionary	9.0%
Materials	3.2%
Telecommunication Services	2.5%
Utilities	1.3%

Top 10 Holdings*

Description	Percent of Net Assets
Int’l. Business Machines Corp.	3.6%
Williams Cos., Inc.	2.7%
Procter & Gamble Co.	2.6%
Danaher Corp.	2.4%
PepsiCo, Inc.	2.3%
Precision Castparts Corp.	2.3%
Emerson Electric Co.	2.2%
FedEx Corp.	2.1%
ConocoPhillips	2.0%
Johnson & Johnson	1.8%
Total of Net Assets	24.0%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 94.9%
Consumer Discretionary 9.0%
Gap, Inc.	50,000	$934,500
McDonald’s Corp.	25,000	2,388,000
McGraw-Hill Cos., Inc.	50,000	2,135,000
Nike, Inc.	20,000	1,923,600
Omnicom Group, Inc.	40,000	1,726,800
Staples, Inc.	45,000	648,450
Time Warner Cable, Inc.	45,000	2,721,600
Time Warner, Inc.	75,000	2,611,500
TJX Cos., Inc.	20,000	1,234,000
		16,323,450
Consumer Staples 10.1%
CVS Caremark Corp.	40,000	1,553,600
HJ Heinz Co.	60,000	3,159,000
Kellogg Co.	50,000	2,458,000
Kraft Foods, Inc.	65,000	2,349,750
PepsiCo, Inc.	65,000	4,160,000
Procter & Gamble Co.	72,500	4,681,325
		18,361,675
Energy 11.5%
Apache Corp.	20,000	1,988,800
Baker Hughes, Inc.	30,000	1,638,300
ConocoPhillips	50,000	3,566,000
Devon Energy Corp.	50,000	3,273,000
EOG Resources, Inc.	10,000	1,037,400
Marathon Oil Corp.	100,000	2,796,000
Marathon Petroleum Corp.	50,000	1,669,500
Williams Cos., Inc.	150,000	4,842,000
		20,811,000
Financials 12.3%
ACE Ltd.	25,000	1,738,250
American Express Co.	40,000	1,921,600
Bank of America Corp.	70,000	380,800
Bank of New York Mellon Corp.	60,000	1,167,600
Chubb Corp.	28,500	1,922,040
CME Group, Inc.	4,500	1,121,760
JPMorgan Chase & Co.	72,774	2,253,811
MetLife, Inc.	35,000	1,101,800
Morgan Stanley	60,000	887,400
PNC Financial Services Group, Inc.	10,500	569,205
The Travelers Cos., Inc.	50,000	2,812,500
Toronto-Dominion Bank	30,000	2,127,300
US Bancorp	80,000	2,073,600
Wells Fargo & Co.	83,900	2,169,654
		22,247,320
Health Care 13.6%
Aetna, Inc.	40,000	1,672,800
Amgen, Inc.	35,000	2,026,850
Becton Dickinson & Co.	25,000	1,844,500
Bristol-Myers Squibb Co.	75,000	2,454,000
Celgene Corp.*	15,000	946,200
Covidien PLC	25,000	1,138,750
Forest Laboratories, Inc.*	35,000	1,048,600
Gilead Sciences, Inc.*	40,000	1,594,000
Johnson & Johnson	51,500	3,333,080
Medco Health Solutions, Inc.*	20,000	1,133,400
Merck & Co., Inc.	60,000	2,145,000
Pfizer, Inc.	150,000	3,010,500
UnitedHealth Group, Inc.	15,000	731,550
Zimmer Holdings, Inc.*	30,000	1,516,500
		24,595,730
Industrials 13.2%
Canadian Pacific Railway Ltd.	50,000	3,009,000
Danaher Corp.	90,000	4,354,200
Emerson Electric Co.	75,000	3,918,750
FedEx Corp.	45,000	3,738,600
Parker Hannifin Corp.	40,000	3,311,200
Precision Castparts Corp.	25,000	4,118,750
Verisk Analytics, Inc.*	40,000	1,571,200
		24,021,700
Information Technology 19.1%
Accenture PLC	35,000	2,027,550
Activision Blizzard, Inc.	80,000	993,600
Altera Corp.	20,000	753,400
Broadcom Corp.	40,000	1,213,800
Check Point Software Technologies Ltd.*	45,000	2,490,300
Cisco Systems, Inc.	100,000	1,864,000
Dell, Inc.*	60,000	945,600

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
EMC Corp.*	100,000	$2,301,000
Hewlett-Packard Co.	17,500	489,125
Int’l. Business Machines Corp.	35,000	6,580,000
KLA-Tencor Corp.	40,000	1,844,000
Microsoft Corp.	110,890	2,836,566
NetApp, Inc.*	45,000	1,657,350
Seagate Technology PLC	60,000	1,026,000
Teradata Corp.*	30,000	1,626,900
Texas Instruments, Inc.	106,080	3,193,008
Visa, Inc.	15,000	1,454,550
Western Union Co.	75,000	1,308,000
		34,604,749
Materials 3.2%
Crown Holdings, Inc.*	100,000	3,231,000
Praxair, Inc.	25,000	2,550,000
		5,781,000
Telecommunication Services 1.6%
AT&T, Inc.	35,000	1,014,300
Rogers Communications, Inc.	50,000	1,851,500
		2,865,800
Utilities 1.3%
AES Corp.*	200,000	2,416,000
Total Domestic Common Stocks (Cost $152,694,847)		172,028,424

Foreign Stocks & ADR’s 3.3%
Germany 1.6%
SAP AG ADR	50,000	2,998,000

Israel 0.8%
Teva Pharmaceutical Industries Ltd. ADR	35,000	1,386,350

Mexico 0.9%
America Movil SA de CV ADR	70,000	1,667,400
Total Foreign Stocks & ADR’s (Cost $5,477,161)		6,051,750

Institutional Money Market Funds 0.6%
State Street Institutional US Government Money Market Fund (Cost $1,165,266)	1,165,266	1,165,266

	Principal Amount
	(M=$1,000)
Corporate Short-term Notes 1.1%
Coca-Cola Co. 0.08%, 12/21/11	1,000 M	999,955
PepsiCo., Inc. 0.071%, 12/12/11	1,000 M	999,979
Total Corporate Short-term Notes (Cost $1,999,934)		1,999,934
Total Investments 99.9% (Cost $161,337,208)†		181,245,374

Other Assets in Excess of Liabilities 0.1%		95,998

Net Assets 100.0%		$181,341,372

*                 Non-income producing.

†                  Cost for federal income tax purposes is $161,417,973. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $19,827,401 of which $34,336,463 related to appreciated securities and $14,509,062 related to depreciated securities.

ADR  -  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Growth Opportunities Fund

(Unaudited)

As in the prior year, the equity markets focused largely on macroeconomic factors and were highly volatile in the fiscal year ended November 30, 2011. In the first half of the fiscal year, the equity markets gained given continuing strength in the global economy and despite the earthquake and tsunami in Japan and multiple outbreaks of civil unrest in the Middle East. The equity markets peaked at midyear and declined in the second half of the fiscal year as global growth slowed, the credit rating of U.S. government debt was downgraded, housing continued to be weak, unemployment remained intractably high and the financial and economic future of the Eurozone became more uncertain.

The Sentinel Sustainable Growth Opportunities Fund appreciated 10.21%* for the fiscal year ended November 30, 2011, compared to increases of 6.07% for the Russell Midcap Growth Index.

All sectors contributed to the portfolio’s performance for the fiscal year, the strongest being Consumer Discretionary, Energy and Industrials. Stocks in the portfolio that contributed the greatest gains were Dollar Tree, VF Corp., AutoZone, SM Energy, Dollar General, Shire, Core Labs, and ANSYS. Underperforming stocks included Dolby, Peabody Energy, NetApp and Express Scripts.

All sectors contributed to the portfolio’s performance in the first half of the fiscal year, the strongest being Consumer Discretionary, Industrials, Information Technology, Health Care and Energy. Stocks that contributed the greatest gains included BlackRock, Shire, Tiffany, Cognizant Technology, Molex Class A, Dollar Tree and Gen-Probe. Underperforming stocks included Dolby and Broadcom.

Sectors that contributed to the portfolio’s performance in the second half of the fiscal year were Consumer Discretionary and Utilities. Stocks that contributed the greatest gains were VF Corp., Dollar Tree, AutoZone, Dollar General, FMC Technologies and SM Energy. Sectors in the portfolio that declined included Information Technology, Health Care and Financials. Underperforming stocks included Peabody Energy, Net App and Express Scripts.

Going forward, we look for very slow growth in the United States given high unemployment, the weak housing market, uncertainty about incremental taxes and regulations and negligible capital formation, if any, by savers because of minimal interest rates. We assume no growth in Europe and continued growth in emerging markets although at a slower pace. We continue to emphasize U.S. based companies participating in faster growing, less developed emerging markets.

Extraordinarily low interest rates make the yield of approximately 2% on the S&P 500 Index comparatively attractive. We are focused on companies with potentially expanding earnings as well as higher dividend payouts — that often have higher forecasted growth and higher current dividend yields than the S&P 500 Index.

We continue to focus on well managed companies that ascribe to the tenets of good corporate citizenship through strong ethical standards and practices, and which have strong R&D, financial strength and access to capital markets.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book rates and higher forecasted growth values. An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2001 — November 30, 2011

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2001 — November 30, 2011

Average Annual Total Returns (as of November 30, 2011)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	10.21%	4.68%	10.33%
3 years	20.79	18.76	19.91
5 years	-0.54	-1.55	-0.88
10 years	2.12	1.60	2.26

Class	Symbol
A	WAEGX
I	CEGIX

Inception Date of the Fund — 2/8/94

The Sentinel Sustainable Growth Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Emerging Growth Fund, which began operations on February 8, 1994. Performance of the Class A shares prior to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Emerging Growth Fund, which were offered without a sales charge, and has been restated to reflect the current maximum sales charge. Performance of Class A shares prior to April 4, 2008 does not reflect the higher 12b-1 fees in effect after that date. If it did, returns would be lower. Performance of the Class I shares from November 1, 1999 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the predecessor. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Growth Opportunities Fund Class A & I shares: A - 1.42%, I - 2.26% . Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Small and mid-sized company stocks can be more volatile than large company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 18 months. See the Prospectus.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Top Sectors (Includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks and ADR’s)

Sector	Percent of Net Assets
Consumer Discretionary	20.6%
Industrials	18.5%
Information Technology	15.5%
Energy	11.8%
Health Care	8.0%
Financials	4.6%
Consumer Staples	4.5%
Materials	3.0%
Utilities	2.8%

Top 10 Holdings*

Description	Percent of Net Assets
Dollar Tree, Inc.	4.3%
AutoZone, Inc.	3.9%
VF Corp.	3.6%
BE Aerospace, Inc.	3.1%
Cognizant Technology Solutions Corp.	3.0%
Dollar General Corp.	3.0%
Parker Hannifin Corp.	2.6%
ANSYS, Inc.	2.6%
Tiffany & Co.	2.4%
FMC Technologies, Inc.	2.4%
Total of Net Assets	30.9%

* “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 85.8%
Consumer Discretionary 20.6%
AutoZone, Inc.*	13,200	$4,334,616
Darden Restaurants, Inc.	25,000	1,192,750
Dick’s Sporting Goods, Inc.	15,500	609,305
Dollar General Corp.*	81,000	3,286,170
Dollar Tree, Inc.*	58,650	4,779,389
Tiffany & Co.	40,000	2,681,600
VF Corp.	28,500	3,952,665
Yum! Brands, Inc.	36,000	2,017,440
		22,853,935
Consumer Staples 4.5%
Corn Products Int’l., Inc.	50,000	2,599,500
HJ Heinz Co.	45,000	2,369,250
		4,968,750
Energy 11.8%
Continental Resources, Inc.*	12,000	847,080
Core Laboratories NV	20,600	2,390,630
FMC Technologies, Inc.*	51,000	2,670,360
Noble Corp.	36,000	1,243,080
Peabody Energy Corp.	41,000	1,608,430
Range Resources Corp.	12,200	874,862
SM Energy Co.	30,000	2,384,700
Southwestern Energy Co.*	27,300	1,038,765
		13,057,907
Financials 4.6%
Affiliated Managers Group, Inc.*	14,800	1,399,636
BlackRock, Inc.	15,200	2,615,008
Invesco Ltd.	25,000	506,250
T Rowe Price Group, Inc.	10,000	567,600
		5,088,494
Health Care 5.8%
BioMarin Pharmaceuticals, Inc.*	42,300	1,464,426
Express Scripts, Inc.*	58,000	2,647,700
Laboratory Corp of America Holdings*	14,200	1,217,224
Life Technologies Corp.*	28,400	1,099,932
		6,429,282

Industrials 18.5%
BE Aerospace, Inc.*	88,800	3,458,760
Donaldson Co., Inc.	25,600	1,749,760
Flowserve Corp.	18,500	1,901,245
Jacobs Engineering Group, Inc.*	35,000	1,453,900
Kirby Corp.*	16,000	1,028,480
Landstar System, Inc.	28,000	1,295,560
Nordson Corp.	33,000	1,552,980
Parker Hannifin Corp.	35,000	2,897,300
Precision Castparts Corp.	14,800	2,438,300
Ritchie Bros Auctioneers, Inc.	30,000	617,100
Stericycle, Inc.*	26,000	2,106,520
		20,499,905

Information Technology 15.5%
Amphenol Corp.	35,300	1,600,149
Analog Devices, Inc.	15,000	522,900
ANSYS, Inc.*	46,500	2,881,605
Avago Technologies Ltd.	15,000	448,800
Broadcom Corp.	10,000	303,450
Citrix Systems, Inc.*	13,300	949,487
Cognizant Technology Solutions Corp.*	50,000	3,367,500
Juniper Networks, Inc.*	26,300	597,273
Maxim Integrated Products, Inc.	40,000	1,026,000
Molex, Inc. - Class A	105,000	2,198,700
NetApp, Inc.*	45,000	1,657,350
Nuance Communications, Inc.*	70,000	1,720,600
		17,273,814
Materials 1.7%
Airgas, Inc.	3,000	230,850
Crown Holdings, Inc.*	51,000	1,647,810
		1,878,660
Utilities 2.8%
American Water Works Co., Inc.	27,500	854,425
ITC Holdings Corp.	31,000	2,291,520
		3,145,945
Total Domestic Common Stocks (Cost $63,902,293)		95,196,692

The accompanying notes are an integral part of the financial statements.

	Shares	Value (Note 2)
Domestic Exchange Traded Funds 1.3%
Materials 1.3%
SPDR Gold Trust* (Cost $718,884)	8,600	$1,463,118

Foreign Stocks & ADR’s 2.2%
United Kingdom 2.2%
Shire Ltd. ADR (Cost $1,254,932)	24,200	2,451,944

Institutional Money Market Funds 3.1%
State Street Institutional US Government Money Market Fund (Cost $3,432,813)	3,432,813	3,432,813

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 6.1%
Nestle Capital Corp.
0.01%, 12/08/11	3,000 M	2,999,994
PepsiCo., Inc.
0.071%, 12/12/11	500 M	499,989
0.04%, 12/19/11	250 M	249,995
UPS, Inc.
0.005%, 12/05/11	3,000 M	2,999,999
Total Corporate Short-term Notes (Cost $6,749,977)		6,749,977
Total Investments 98.5% (Cost $76,058,899)†		109,294,544

Other Assets in Excess of Liabilities 1.5%		1,695,845

Net Assets 100.0%		$110,990,389

*	Non-income producing.

†

Cost for federal income tax purposes is $76,443,680. At November 30, 2011 unrealized appreciation for federal income tax purposes aggregated $32,850,864 of which $33,905,048 related to appreciated securities and $1,054,184 related to depreciated securities.

ADR	-	American Depositary Receipt
SPDR	-	Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund (Unaudited)

The Sentinel Total Return Bond Fund was launched on December 17, 2010 and therefore was not active during the entire reporting period. For the abbreviated fiscal year ended November 30, 2011, the Sentinel Total Return Bond Fund returned 4.28%.* By comparison, the Barclays Capital U.S. Aggregate Bond Index returned 7.07%. The Morningstar Intermediate Term Bond category returned 5.04% over the same abbreviated time period.

The sovereign debt crisis in Europe and the fear of global contagion dominated both the headlines and asset valuations in 2011. The lack of fiscal discipline by some member nations has severely strained debt prices and the Euro currency itself. The uncertainty around a solution to the European debt crisis and the potential implications caused spreads to widen dramatically on riskier fixed income sectors. Unfortunately, there appears to be no quick solution to the crisis and these issues will daunt investors for the foreseeable future.

The U.S. domestic economy and capital markets certainly felt the impact of the European debt crisis while simultaneously dealing with their own issues. The U.S. economy experienced very sluggish growth with persistently high levels of unemployment, historically low levels of housing activity, and constrained consumer spending. Given the challenging macroeconomic environment, the Federal Reserve announced further quantitative easing initiatives with the intent of increasing the demand for credit through lower borrowing costs. On September 21, 2011, the Federal Reserve introduced the Maturity Extension program (“operation twist”) which allowed them to sell $400mm of shorter- dated U.S. Treasury securities in favor of buying an equivalent amount of longer-dated U.S. Treasuries. The impact of operation twist was a thematic flattening of the yield-curve from historically steep levels. At the same time, the Federal Reserve announced a change in the Reinvestment Policy associated with the cash-flows generated from the MBS portfolio acquired by the Fed during QE1. The policy change was to reinvest these cash-flows back into the MBS market instead of purchasing longer-term Treasuries in an attempt to keep mortgage rates at historic lows. The Federal Housing Finance Agency (FHFA), the regulator and conservator of Fannie Mae and Freddie Mac enacted additional measures to stimulate the struggling housing sector. The FHFA made major changes to their Home Affordable Refinance Program (HARP) allowing underwater homeowners to lower their monthly mortage payments. As a result of these actions in addition to the deteriorating political climate in Washington DC and the U.S. fiscal position, the debt of the United States Government was downgraded to AA+ by one of the three major rating agencies.

Despite the challenges to the macroeconomic environment, domestic corporations were able to issue an impressive amount of both investment grade and non-investment grade debt in 2011. For the 12-month period ending November 30, 2011, U.S. corporations issued $791 billion of investment grade debt and $240.1 billion of non-investment grade debt. Given the relative strength of corporate balance sheets and the continued appetite for credit risk from institutional investors, we expect the environment for corporate spreads to be favorable in 2012.

Commercial Mortgage Backed Securities (CMBS) felt the brunt of the risk-off appetite in 2011. Despite improving commercial real estate fundamentals, a functioning new issue CMBS market (for the first half of 2011), and a general lack of spread products, the CMBS market experienced tremendous volatility in 2011. Part of this volatility can be attributed to the deteriorating macroeconomic environment but the CMBS market also faced some technical challenges in 2011. The new origination CMBS market came to an abrupt halt

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

after one of the three major rating agencies questioned their own approach to rating recent vintage deals. The CMBS market also succumbed to the retrenchment in risk appetite of Wall Street. This retrenchment created the unique environment where investors were forced to become market-makers to fill the void left by the street. Additional 2011 headwinds included the large liquidations by European Banks and the auction of the Maiden Lane assets. We expect the volatility in the CMBS market to continue in 2012.

The challenges to the macroeconomic environment were evident in both fixed income asset valuations and volatility over the twelve-month period ended November 30, 2011. Over the period, the 10-year U.S. Treasury Note traded as high as 3.74% and as low as 1.72% with an average monthly swing of 22 basis points according to Bloomberg. The yield on the U.S. Treasury 10-year Note closed at 2.07% on November 30, 2011 after starting the period at 2.80%, a decline of 73 basis points.

We would like to point out that despite the historically low level of interest rates, the U.S. economy has seen an acceleration in inflation readings over the past twelve-month period. The year-over-year headline U.S. Consumer Price Index increased by 3.5%, signaling negative real yields for U.S. Treasury securities and many other fixed-income instruments. However, the Fed believes that this is transitory as the global economy slows.

The Sentinel Total Return Bond Fund’s return was inhibited by a lack of duration exposure as interest rates fell to historic lows. Shorter-duration securities vastly underperformed longer-dated ones as evidenced by a 10.29% return on the 10-year U.S. Treasury Note versus a 2.63% return on the U.S. Treasury 3-year Note as reported by Barclays. Throughout the period, the Fund maintained a heavy allocation to MBS securities. The MBS allocation was concentrated in FNMA and FHLMC Agency Backed MBS, which underperformed both U.S. Treasuries and GNMA MBS. According to the Barclays Indices, the twelve-month return on the U.S. Treasury Index was 6.81% while the GNMA Index posted a 6.55% return versus a 5.16% return and a 5.04% return for the FNMA and FHLMC Indices respectively. Risk assets such as corporate bonds and CMBS also underperformed U.S. Treasuries over the preceding twelve-month period.

The Barclays Capital U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of at least one year.

The Barclays Capital GNMA, FHLMC and FNMA Indices are unmanaged indices of agency mortgage-backed pass-through securities issued by Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, respectively. An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph reflects the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)
From Inception - November 30, 2011

Growth of a $10,000 Investment (Class A shares)
From Inception - November 30, 2011

Cumulative TotalReturns (as of November30, 2011)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
Since inception	4.28%	1.93%	4.16%	3.16%	4.40%

Class	Symbol
A	SATRX
C	SCTRX
I	SITRX

Inception Date of the Fund — 12/17/10

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Total Return Bond Fund Class A, C, & I shares: A - 1.06%, C - 1.86%, I - 0.76% . Expense ratio data is sourced from the Prospectus dated March 30, 2011.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds and tend to fluctuate more widely in value. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at November 30, 2011

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	12.7%
1 yr. to 2.99 yrs.	12.6%
3 yrs. to 3.99 yrs.	11.7%
4 yrs. to 5.99 yrs.	10.5%
6 yrs. to 7.99 yrs.	25.1%
8 yrs. and over	27.4%

Average Effective Duration (for all Fixed Income Holdings) 7.1 years**

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
U.S.Treasury Bond	3.125%	11/15/41	13.4%
FNMA 891386	5.50%	10/01/35	4.0%
FNMA 555743	5.00%	09/01/33	3.8%
FNMA AJ5469	3.50%	11/01/41	3.7%
FNMA 735997	5.50%	11/01/35	3.6%
FGLMC A79255	5.00%	11/01/37	3.5%
FNMA 995525	6.00%	12/01/38	2.9%
GSMS 07-GG10 A4	5.984%	08/10/45	2.2%
FNMA 745418	5.50%	04/01/36	2.1%
NBCUniversal Media LLC	4.375%	04/01/21	2.1%
Total of Net Assets			41.3%

* “Top 10  Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at November 30, 2011

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 38.9%
U.S. Government Agency Obligations 25.5%
Federal Home Loan Mortgage Corporation 3.5%
Mortgage-Backed Securities:
30-Year:
FGLMC A79255
5%, 11/01/37	1,596 M	$1,709,314

Federal National Mortgage Association 22.0%
Mortgage-Backed Securities:
30-Year:
FNMA 555743
5%, 09/01/33	1,711 M	1,842,210
FNMA 555783
4.5%, 10/01/33	896 M	951,504
FNMA 891386
5.5%, 10/01/35	1,777 M	1,937,467
FNMA 735997
5.5%, 11/01/35	1,626 M	1,772,845
FNMA 745418
5.5%, 04/01/36	963 M	1,050,108
FNMA 995525
6%, 12/01/38	1,279 M	1,407,265
FNMA AJ5469
3.5%, 11/01/41	1,797 M	1,835,167
Total Federal National Mortgage Association		10,796,566
Total U.S. Government Agency Obligations		12,505,880

U.S. Treasury Obligations 13.4%
U.S. Treasury Bond
3.125%, 11/15/41	6,500 M	6,579,222
Total U.S. Government Obligations (Cost $19,121,056)		19,085,102

Corporate Bonds 39.9%
Basic Industry 6.0%
Dow Chemical Co.	800 M	807,698
4.25%, 11/15/20
Georgia-Pacific LLC
5.4%, 11/01/20(a)	125 M	134,648
Mosaic Co.
3.75%, 11/15/21	1,000 M	1,000,359
Sealed Air Corp.
8.375%, 09/15/21(a)	500 M	536,250
Xstrata Canada Financial Corp.
4.95%, 11/15/21(a)	500 M	488,660
		2,967,615
Capital Goods 3.3%
Joy Global, Inc.
5.125%, 10/15/21	800 M	846,935
L-3 Communications Corp.
4.95%,02/15/21	800 M	780,051
		1,626,986
Consumer Cyclical 2.6%
Ford Motor Credit Co. LLC
5.75%, 02/01/21	250 M	255,593
Kohl’s Corp.
4%, 11/01/21	1,000 M	1,012,384
		1,267,977
Consumer Non-Cyclical 2.0%
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,004,469

Energy 3.3%
Anadarko Petroleum Corp.
6.45%, 09/15/36	175 M	195,618
Newfield Exploration Co.
5.75%, 01/30/22	550 M	582,312
Nexen, Inc.
6.4%, 05/15/37	825 M	845,197
		1,623,127
Financials 3.4%
Ally Financial, Inc.
8%, 11/01/31	500 M	477,500
Bank of America Corp.
5%, 05/13/21	225 M	190,883
JPMorgan Chase & Co
4.625%, 05/10/21	275 M	274,575
Morgan Stanley
5.75%, 01/25/21	575 M	514,662

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount (M=$1,000)	Value (Note 2)
Regions Bank
7.5%, 05/15/18	100 M	$97,000
SLM Corp.
6.25%, 01/25/16	125 M	118,965
		1,673,585
Health Care 0.5%
Cigna Corp.
4%, 02/15/22	250 M	241,763

Insurance 5.3%
American Int’l. Group, Inc.
6.4%, 12/15/20	400 M	392,090
CNA Financial Corp.
5.75%, 08/15/21	750 M	747,450
ING Groep NV
5.775%, 12/29/49(b)	375 M	253,125
Liberty Mutual Group, Inc.
7%, 03/07/67(a)	100 M	84,000
Prudential Financial, Inc.
5.375%, 06/21/20	300 M	311,010
XL Capital Ltd.
6.5%, 12/29/49(c)(d)	175 M	137,375
XL Group Ltd.
5.75%, 10/01/21	650 M	664,869
		2,589,919
Media 3.1%
DISH DBS Corp.
6.75%, 06/01/21	500 M	490,000
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,025,367
		1,515,367
Real Estate 5.4%
ERP Operating LP
4.75%, 07/15/20	1,000 M	1,009,515
Health Care Reality, Inc.
4.95%, 01/15/21	800 M	749,923
Simon Property Group
5.65%, 02/01/20	800 M	895,471
		2,654,909
Technology 2.1%
Hewlett-Packard Co.
4.375%, 09/15/21	1,000 M	1,024,758

Telecommunications 2.9%
MetroPCS Wireless, Inc.
6.625%, 11/15/20	500 M	437,500
Verizon Communications, Inc.
3.5%, 11/01/21	1,000 M	997,076
		1,434,576
Total Corporate Bonds (Cost $19,962,953)		19,625,051

Commercial Mortgage-Backed Securities 11.2%
CSFB 05-C4 AJ	500 M	471,071
5.19%, 08/15/38
CSFB 05-C6 AJ
5.23%, 12/15/40	750 M	700,299
GSMS 07-GG10 A4
5.9838%, 08/10/45	1,000 M	1,065,116
JPMCC 06-LDP8 AM
5.44%, 05/15/45	500 M	500,033
LBUBS 08-C1 AM
6.3144%, 04/15/41	820 M	773,706
MLMT 05-CIP1 AJ
5.137%, 07/12/38	837 M	715,268
MLMT 07-C1 AM
6.0233%, 06/12/50(e)	750 M	626,757
WBCMT 06-C25 AJ
5.9225%, 05/15/43	750 M	631,656

Total Commercial Mortgage-Backed Securities (Cost $5,730,849)		5,483,906
Total Investments 90.0% (Cost $44,814,858)†		44,194,059

Other Assets in Excess of Liabilities 10.0%		4,936,383

Net Assets 100.0%		$49,130,442

†                  Cost for federal income tax purposes is $44,880,706.  At November 30, 2011 unrealized depreciation for federal income tax purposes aggregated $686,647 of which $133,241 related to appreciated securities and $819,888 related to depreciated securities.

(a)          Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the market value of Rule 144A securities amounted to $2,248,027 or 4.58% of net assets.

(b)         ING Groep NV is currently fixed at 5.775%. On December 8, 2015 it converts to a variable rate that floats on the 8th of March, June, September, and December. The interest rate will equal the 3-month Libor rate plus 1.68%.

(c)          Step Up/Down.

(d)         XL Capital Ltd. is currently fixed at 6.5%. On April 15, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

(e)          Collateral strip rate bond whose interest is based on the weighted net interest rate of the collateral.

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities

at November 30, 2011

		Capital	Common	Conservative	Georgia
	Balanced	Growth	Stock	Strategies^	Municipal Bond
Assets
Investments at value	$221,091,593	$126,383,465	$1,345,539,068	$168,638,032	$21,184,469
Cash	—	—	—	403,340	—
Receivable for securities sold	4,427,616	1,662,655	—	19,006,715	—
Receivable for fund shares sold	671,464	57,589	4,822,462	663,815	—
Receivable for interest	389,818	—	—	461,559	270,069
Receivable for dividends	446,001	262,058	3,582,337	282,253	—
Total Assets	227,026,492	128,365,767	1,353,943,867	189,455,714	21,454,538

Liabilities
Payable for securities purchased	3,093,168	—	—	8,162,259	—
Payable for fund shares repurchased	185,423	119,112	1,090,151	216,641	—
Accrued expenses	88,205	52,117	381,430	55,572	13,523
Management fee payable	98,650	72,473	671,998	80,647	7,934
Distribution fee payable (Class A Shares)	50,519	29,218	223,102	29,793	—
Distribution fee payable (Class C Shares)	9,719	2,333	29,626	43,457	—
Fund accounting fee payable	6,451	3,693	38,264	5,230	629
Deferred compensation (see note 3)	81,130	39,204	345,958	45,015	4,086
Total Liabilities	3,613,265	318,150	2,780,530	8,638,614	26,172
Net Assets	$223,413,227	$128,047,617	$1,351,163,337	$180,817,100	$21,428,366

Net Assets Represent
Capital stock at par value	$130,634	$66,995	$431,635	$154,204	$21,090
Paid-in capital	163,737,590	79,189,332	911,478,376	181,204,846	19,779,922
Accumulated undistributed (distributions in excess of) net investment income (loss)	547,037	271,312	3,680,260	121,190	27,806
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	9,801,689	389,243	14,666,935	(6,438,039)	294,309
Unrealized appreciation (depreciation) of investments and foreign exchange	49,196,277	48,130,735	420,906,131	5,774,899	1,305,239
Net Assets	$223,413,227	$128,047,617	$1,351,163,337	$180,817,100	$21,428,366
Investments at Cost	$171,895,316	$78,252,721	$924,632,937	$162,859,990	$19,879,230

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$207,921,768	$120,394,787	$932,204,224	$122,315,181	N/A
Shares Outstanding	12,158,565	6,285,430	29,754,388	10,422,501	N/A
Net Asset Value per Share	$17.10	$19.15	$31.33	$11.74	N/A
Sales Charge	0.90	1.01	1.65	0.62	N/A
Maximum Offering Price**	$18.00	$20.16	$32.98	$12.36	N/A
Class C Shares*
Net Assets Applicable to Class C Shares/	$12,108,571	$3,086,806	$36,586,888	$53,890,641	N/A
Shares Outstanding	706,219	174,352	1,205,616	4,604,111	N/A
Net Asset Value per Share***	$17.15	$17.70	$30.35	$11.70	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$3,382,888	$4,566,024	$382,372,225	$4,611,278	$21,428,366
Shares Outstanding	198,572	239,756	12,203,516	393,785	2,109,044
Net Asset Value per Share***	$17.04	$19.04	$31.33	$11.71	$10.16

See notes to the Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Government	Growth	International		Mid	Mid Cap
	Securities	Leaders	Equity		Cap	Value
Assets
Investments at value	$799,445,349	$30,462,064	$140,804,590		$96,039,375	$110,878,072
Foreign Cash (Cost $0, $0, $11, 658, $0, $5)	—	—	11,309		—	5
Cash	2,202,793	—	—		—	—
Receivable for securities sold	109,303,381	321,467	13,957		1,145,547	12,400,828
Receivable for fund shares sold	4,845,657	17,053	239,720		44,954	78,152
Receivable for interest	2,894,856	—	—		—	—
Receivable for dividends	—	58,595	533,033		59,678	273,873
Variation margin receivable on futures contracts	46,083	—	—		—	—
Receivable for litigation settlements	—	—	23,451	+	—	—
Receivable from Fund Administrator	—	—	—		—	10,274
Total Assets	918,738,119	30,859,179	141,626,060		97,289,554	123,641,204

Liabilities
Options written, at value (premiums received $59,172) (see note 2)	—	—	—		—	38,350
Payable for securities purchased	84,413,880	—	—		99,553	1,283,539
Payable for fund shares repurchased	2,080,924	19,526	157,274		60,323	114,130
Accrued expenses	211,523	21,771	82,058		67,224	61,396
Management fee payable	264,922	22,419	80,268		54,607	74,168
Distribution fee payable (Class A Shares)	108,466	5,967	27,125		20,825	10,765
Distribution fee payable (Class C Shares)	68,667	1,167	2,600		2,844	11,165
Fund accounting fee payable	23,741	889	4,090		2,783	3,527
Deferred compensation (see note 3)	117,125	4,170	43,325		45,310	21,935
Total Liabilities	87,289,248	75,909	396,740		353,469	1,618,975
Net Assets	$831,448,871	$30,783,270	$141,229,320		$96,936,085	$122,022,229

Net Assets Represent
Capital stock at par value	$775,733	$25,542	$94,074		$54,511	$85,819
Paid-in capital	829,898,054	26,463,216	144,408,678		86,599,141	101,885,388
Accumulated undistributed (distributions in excess of) net investment income (loss)	790,152	15,827	1,178,306		(56,418)	(21,935)
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	(6,789,861)	(2,984,412)	(16,305,316)		(9,160,606)	(8,412,246)
Unrealized appreciation (depreciation) of investments, options written and foreign exchange	6,774,793	7,263,097	11,853,578		19,499,457	28,485,203
Net Assets	$831,448,871	$30,783,270	$141,229,320		$96,936,085	$122,022,229
Investments at Cost	$792,670,556	$23,198,959	$128,950,481		$76,539,918	$82,413,906

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$677,462,092	$24,509,899	$111,331,501		$86,126,045	$43,842,685
Shares Outstanding	63,210,098	2,017,126	7,407,067		4,817,228	3,105,379
Net Asset Value per Share	$10.72	$12.15	$15.03		$17.88	$14.12
Sales Charge	0.25	0.64	0.79		0.94	0.74
Maximum Offering Price**	$10.97	$12.79	$15.82		$18.82	$14.86
Class C Shares*
Net Assets Applicable to Class C Shares/	$84,985,337	$1,508,823	$3,206,680		$3,723,587	$13,688,297
Shares Outstanding	7,925,159	135,282	219,842		243,555	1,024,979
Net Asset Value per Share***	$10.72	$11.15	$14.59		$15.29	$13.35
Class I Shares*
Net Assets Applicable to Class I Shares/	$69,001,442	$4,764,548	$26,691,139		$7,086,453	$64,491,247
Shares Outstanding	6,438,089	401,760	1,780,480		390,298	4,451,559
Net Asset Value per Share***	$10.72	$11.86	$14.99		$18.16	$14.49

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Short Maturity	Small	Sustainable Core	Sustainable Growth	Total
	Government	Company	Opportunities	Opportunities	Return Bond
Assets
Investments at value	$2,944,732,584	$2,360,013,866	$181,245,374	$109,294,544	$44,194,059
Cash	—	—	—	—	398,912
Receivable for securities sold	189	44,025,510	4,749	1,893,238	4,826,981
Receivable for fund shares sold	15,594,383	3,062,356	5,417	16,206	1,475,299
Receivable for interest	8,034,785	—	—	—	313,355
Receivable for dividends	—	1,203,619	426,090	50,549	—
Receivable from Fund Administrator	—	—	—	1,493	—
Total Assets	2,968,361,941	2,408,305,351	181,681,630	111,256,030	51,208,606

Liabilities
Payable to custodian bank	—	45	—	—	42
Payable for securities purchased	—	2,711,894	—	76,341	2,033,919
Payable for fund shares repurchased	9,730,252	3,283,048	79,272	42,935	2,737
Accrued expenses	372,344	482,328	88,948	41,875	10,918
Management fee payable	961,336	1,075,550	102,894	62,796	21,759
Distribution fee payable (Class A Shares)	182,151	265,042	42,031	26,477	2,575
Distribution fee payable (Class C Shares)	—	124,562	—	—	4,309
Distribution fee payable (Class S Shares)	1,265,019	—	—	—	—
Fund accounting fee payable	86,150	69,156	5,243	3,200	1,411
Deferred compensation (see note 3)	201,045	391,593	21,870	12,017	494
Total Liabilities	12,798,297	8,403,218	340,258	265,641	2,078,164
Net Assets	$2,955,563,644	$2,399,902,133	$181,341,372	$110,990,389	$49,130,442

Net Assets Represent
Capital stock at par value	$3,212,865	$3,012,964	$144,292	$71,876	$48,469
Paid-in capital	2,991,004,723	1,758,385,573	211,594,901	106,608,935	48,878,619
Accumulated undistributed (distributions in excess of) net investment income (loss)	(13,209)	(391,593)	878,172	5,368	1,255
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(66,658,036)	203,296,150	(51,184,159)	(28,931,435)	822,898
Unrealized appreciation (depreciation) of investments and foreign exchange	28,017,301	435,599,039	19,908,166	33,235,645	(620,799)
Net Assets	$2,955,563,644	$2,399,902,133	$181,341,372	$110,990,389	$49,130,442
Investments at Cost	$2,916,715,283	$1,924,414,827	$161,337,208	$76,058,899	$44,814,858

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$887,005,471	$1,093,043,071	$172,858,045	$109,184,943	$23,855,538
Shares Outstanding	96,439,433	137,502,775	13,756,957	7,074,152	2,352,943
Net Asset Value per Share	$9.20	$7.95	$12.57	$15.43	$10.14
Sales Charge	0.09	0.42	0.66	0.81	0.23
Maximum Offering Price**	$9.29	$8.37	$13.23	$16.24	$10.37
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$153,764,846	N/A	N/A	$14,204,936
Shares Outstanding	N/A	21,605,041	N/A	N/A	1,402,044
Net Asset Value per Share***	N/A	$7.12	N/A	N/A	$10.13
Class I Shares*
Net Assets Applicable to Class I Shares/	N/A	$1,153,094,216	$8,483,327	$1,805,446	$11,069,968
Shares Outstanding	N/A	142,188,619	672,222	113,440	1,091,947
Net Asset Value per Share***	N/A	$8.11	$12.62	$15.92	$10.14
Class S Shares*
Net Assets Applicable to Class S Shares/	$2,068,558,173	N/A	N/A	N/A	N/A
Shares Outstanding	224,847,068	N/A	N/A	N/A	N/A
Net Asset Value per Share***	$9.20	N/A	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

*	The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**

For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Strategies Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Growth Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund and Total Return Bond Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.

***	The maximum offering price is equal to the net asset value.

^	Name change. Formerly known as Sentinel Conservative Allocation Fund.

+

Represents the estimated compensatory amount that the Sentinel International Equity Fund has been advised it is entitled to receive with respect to a “Fair Fund” market timing settlement between the Securities and Exchange Commission (SEC) and Morgan Stanley.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

	Balanced		Capital Growth	Common Stock		Conservative Strategies+	Georgia Municipal Bond
	For the Fiscal		For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal
	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	11/30/11		11/30/11	11/30/11		11/30/11	11/30/11
Investment Income
Income:
Dividends	$3,609,585	*	$2,166,496 *	$26,767,927	*	$1,840,940 *	$—
Interest	2,447,546		1,108	10,738		2,956,881 **	791,443
Total Income	$6,057,131		$2,167,604	$26,778,665		$4,797,821	$791,443
Expenses:
Management advisory fee	1,259,013		909,805	7,978,608		878,681	103,720
Transfer agent fees (Class A Expenses)	416,462		248,884	1,122,776		185,549	—
Transfer agent fees (Class B Expenses)	—		—	7,907	^	—	—
Transfer agent fees (Class C Expenses)	23,838		10,009	72,444		65,277	—
Transfer agent fees (Class D Expenses)	4,659	^^	—	—		—	—
Transfer agent fees (Class I Expenses)	4,932		9,063	225,009		2,163	18,097
Transfer agent fees (Class S Expenses)	—		—	—		—	—
Custodian fees	20,085		8,185	61,735		33,525	2,700
Distribution expense (Class A Shares)	646,286		368,495	2,743,414		336,090	—
Distribution expense (Class B Shares)	—		—	12,137	^	—	—
Distribution expense (Class C Shares)	121,938		30,916	346,341		452,776	—
Distribution expense (Class D Shares)	4,931	^^	—	—		—	—
Distribution expense (Class S Shares)	—		—	—		—	—
Accounting and administration services	82,538		46,279	450,713		56,903	8,208
Auditing fees	11,925		9,425	55,150		14,700	5,000
Legal fees	6,425		3,730	37,000		3,100	750
Reports and notices to shareholders	36,100		23,025	102,250		23,900	4,000
Registration and filing fees	48,632		39,835	68,939		46,397	3,108
Directors’ and Chief Compliance Officer’s fees and expenses	24,643		13,855	129,031		15,741	2,075
Other	11,825		5,699	33,071		15,300	7,757
Total Expenses	2,724,232		1,727,205	13,446,525		2,130,102	155,415
Expense Reimbursement	—		—	—		(4,284)	—
Net Expenses	2,724,232		1,727,205	13,446,525		2,125,818	155,415
Net Investment Income (Loss)	3,332,899		440,399	13,332,140		2,672,003	636,028
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	10,321,526		2,716,282	18,514,274		3,011,085	311,449
Futures contracts	—		—	—		(6,659)	—
Options written	—		—	—		—	—
Foreign currency transactions	107		(115)	(1,856)		(6,749)	—
Net realized gain (loss)	10,321,633		2,716,167	18,512,418		2,997,677	311,449

Net change in unrealized appreciation (depreciation) during the period:
Investments	749,898		8,751,459	49,672,943		(1,594,810)	129,899
Options written	—		—	—		—	—
Foreign currency translations	—		(9)	—		(3,123)	—

Net change in unrealized appreciation (depreciation)	749,898		8,751,450	49,672,943		(1,597,933)	129,899
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations	11,071,531		11,467,617	68,185,361		1,399,744	441,348
Net Increase (Decrease) in Net Assets from Operations	$14,404,430		$11,908,016	$81,517,501		$4,071,747	$1,077,376

See notes to the Statement of Operations at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Government	Growth	International	Mid	Mid Cap	Short Maturity	Small
	Securities	Leaders	Equity	Cap	Value	Government	Company
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/11	11/30/11	11/30/11	11/30/11	11/30/11	11/30/11	11/30/11
Investment Income
Income:
Dividends	$19	$557,590 *	$4,165,645 *	$828,417 *	$1,990,890 *	$—	$16,177,490	*
Interest	23,704,625	200	743	2,172	1,908	61,109,963	82,905
Total Income	$23,704,644	$557,790	$4,166,388	$830,589	$1,992,798	$61,109,963	$16,260,395
Expenses:
Management advisory fee	2,921,905	317,559	1,128,542	715,333	1,221,927	11,974,187	13,616,764
Transfer agent fees (Class A Expenses)	760,837	66,031	388,255	281,694	214,229	1,003,876	2,075,844
Transfer agent fees (Class B Expenses)	—	—	—	—	—	—	10,510	^^^
Transfer agent fees (Class C Expenses)	78,922	6,381	22,541	17,300	36,273	—	352,780
Transfer agent fees (Class D Expenses)	—	—	—	—	—	—	—
Transfer agent fees (Class I Expenses)	41,894	2,173	12,420	11,586	69,806	—	783,126
Transfer agent fees (Class S Expenses)	—	—	—	—	—	563,723	—
Custodian fees	43,700	3,575	83,950	17,650	23,900	162,000	128,020
Distribution expense (Class A Shares)	1,184,437	88,105	435,587	274,469	219,069	2,292,283	3,556,039
Distribution expense (Class B Shares)	—	—	—	—	—	—	27,578	^^^
Distribution expense (Class C Shares)	801,755	18,203	36,994	32,491	162,367	—	1,704,377
Distribution expense (Class D Shares)	—	—	—	—	—	—	—
Distribution expense (Class S Shares)	—	—	—	—	—	15,682,392	—
Accounting and administration services	261,338	12,562	57,399	36,385	57,991	1,071,058	887,208
Auditing fees	32,000	5,875	8,225	8,175	9,700	128,000	98,000
Legal fees	20,700	1,200	3,450	2,750	4,900	78,000	74,750
Reports and notices to shareholders	62,000	9,400	34,400	27,300	64,000	165,000	240,000
Registration and filing fees	74,315	39,746	43,599	40,430	49,424	137,468	100,221
Directors’ and Chief Compliance Officer’s fees and expenses	65,422	3,134	17,224	10,702	15,506	256,286	236,318
Other	35,225	2,648	40,991	3,936	8,603	233,989	50,180
Total Expenses	6,384,450	576,592	2,313,577	1,480,201	2,157,695	33,748,262	23,941,715
Expense Reimbursement	—	—	—	—	(35,616)	—	—
Net Expenses	6,384,450	576,592	2,313,577	1,480,201	2,122,079	33,748,262	23,941,715
Net Investment Income (Loss)	17,320,194	(18,802)	1,852,811	(649,612)	(129,281)	27,361,701	(7,681,320)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	(305,884)	2,282,608	5,107,122	13,037,692	13,885,815	(1,633,271)	243,870,385
Futures contracts	98,877	—	—	—	—	—	—
Options written	—	—	—	—	(49,600)	—	—
Foreign currency transactions	—	(504)	(90,228)	—	(52,060)	—	—
Net realized gain (loss)	(207,007)	2,282,104	5,016,894	13,037,692	13,784,155	(1,633,271)	243,870,385

Net change in unrealized appreciation (depreciation) during the period:
Investments	1,374,758	(469,032)	(15,244,794)	(1,799,836)	(68,453)	(1,867,985)	(34,292,654)
Options written	—	—	—	—	20,822	—	—
Foreign currency translations	—	(8)	(8,609)	—	231	—	—

Net change in unrealized appreciation (depreciation)	1,374,758	(469,040)	(15,253,403)	(1,799,836)	(47,400)	(1,867,985)	(34,292,654)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions or Translations	1,167,751	1,813,064	(10,236,509)	11,237,856	13,736,755	(3,501,256)	209,577,731
Net Increase (Decrease) in Net Assets from Operations	$18,487,945	$1,794,262	$(8,383,698)	$10,588,244	$13,607,474	$23,860,445	$201,896,411

See notes to the Statement of Operations at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Sustainable Core	Sustainable Growth	Total Return Bond
	Opportunities	Opportunities	For the Fiscal
	For the Fiscal Year Ended 11/30/11	For the Fiscal Year Ended 11/30/11	Period From 12/17/10++ Through 11/30/11
Investment Income
Income:
Dividends	$3,465,194 *	$876,520 *	$12
Interest	1,609	1,566	1,212,140 **
Total Income	$3,466,803	$878,086	$1,212,152
Expenses:
Management advisory fee	1,351,776	800,865	195,040
Transfer agent fees (Class A Shares)	447,541	323,286	7,390
Transfer agent fees (Class C Shares)	—	—	3,144
Transfer agent fees (Class I Shares)	5,511	2,594	2,057
Custodian fees	11,500	8,440	7,250
Distribution expense (Class A Shares)	551,634	337,887	16,391
Distribution expense (Class C Shares)	—	—	26,699
Accounting and administration services	68,757	40,736	12,637
Auditing fees	11,800	8,050	8,200
Legal fees	6,175	3,325	1,200
Reports and notices to shareholders	38,250	25,075	5,650
Registration and filing fees	30,380	30,354	37,610
Directors’ and Chief Compliance Officer’s fees and expenses	19,617	10,723	2,969
Other	20,929	3,077	8,590
Total Expenses	2,563,870	1,594,412	334,827
Expense Reimbursement	—	(6,709)	—
Net Expenses	2,563,870	1,587,703	334,827
Net Investment Income (Loss)	902,933	(709,617)	877,325
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	(2,019,007)	3,708,503	1,282,289
Futures contracts	—	—	(266,090)
Foreign currency transactions	537	—	—
Net realized gain (loss)	(2,018,470)	3,708,503	1,016,199
Net change in unrealized appreciation (depreciation) during the period:
Investments	12,479,588	8,339,164	(620,799)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	10,461,118	12,047,667	395,400
Net Increase (Decrease) in Net Assets from Operations	$11,364,051	$11,338,050	$1,272,725

Amounts designated as “-” are either $0 or have been rounded to $0.

+	Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.

++	Commenced operations December 17, 2010.

*

Net of foreign tax withholding of $6,453 in the Sentinel Balanced Fund, $8,780 in the Sentinel Capital Growth Fund, $45,996 in the Sentinel Common Stock Fund, $48,369 in the Sentinel Conservative Strategies Fund, $2,239 in the Sentinel Growth Leaders Fund, $392,810 in the Sentinel International Equity Fund, $1,042 in the Sentinel Mid Cap Fund, $11,332 in the Sentinel Mid Cap Value Fund, $33,666 in the Sentinel Small Company Fund, $10,551 in the Sentinel Sustainable Core Opportunities Fund and $1,785 in the Sentinel Sustainable Growth Opportunities Fund.

**	Net of foreign tax withholding of $1,138 in the Sentinel Conservative Strategies Fund and $1,138 in the Sentinel Total Return Bond Fund.

^	All outstanding shares of the Sentinel Common Stock Fund Class B were converted into Sentinel Common Stock Fund Class A shares following the close of business on March 11, 2011.

^^	All outstanding shares of the Sentinel Balanced Fund Class D were converted into Sentinel Balanced Fund Class A shares following the close of business on March 11, 2011.

^^^	All outstanding shares of the Sentinel Small Company Fund Class B were converted into Sentinel Small Company Fund Class A shares following the close of business on March 11, 2011.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Changes in Net Assets

	Balanced		Capital Growth
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/11	11/30/10	11/30/11	11/30/10
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,332,899	$3,042,786	$440,399	$305,453
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	10,321,633	3,910,924	2,716,167	577,213
Net change in unrealized appreciation (depreciation)	749,898	11,745,665	8,751,450	11,292,405
Net increase (decrease) in net assets from operations	14,404,430	18,699,375	11,908,016	12,175,071

Distributions to Shareholders
From net investment income
Class A Shares	(3,487,029)	(3,226,406)	(354,038)	(250,154)
Class B Shares	—	(9,197)*	—	—
Class C Shares	(97,029)	(72,434)	—	—
Class D Shares	— **	(7,946)	—	—
Class I Shares	(59,447)	(44,881)	(12,549)	(6,055)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(3,136,005)	—	—	—
Class C Shares	(174,228)	—	—	—
Class D Shares	(35,762)**	—	—	—
Class I Shares	(53,040)	—	—	—
Total distributions to shareholders	(7,042,540)	(3,360,864)	(366,587)	(256,209)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	21,261,673	21,774,936	8,535,302	9,030,972
Class B Shares	—	26,191 *	—	—
Class C Shares	2,349,827	3,082,787	130,897	378,848
Class D Shares	16,653 **	24,178	—	—
Class I Shares	264,209	321,981	1,043,252	228,058
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	2,181,680 **	2,628,867 *	—	—
Class I Shares issued upon conversion from another Class	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	6,143,953	2,884,740	277,582	202,482
Class B Shares	—	8,599 *	—	—
Class C Shares	252,198	65,111	—	—
Class D Shares	35,717 **	7,929	—	—
Class I Shares	105,186	42,016	11,803	5,713
	32,611,096	30,867,335	9,998,836	9,846,073
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(36,990,454)	(35,727,313)	(18,974,961)	(17,942,974)
Class B Shares	—	(2,159,525)*	—	—
Class C Shares	(2,474,537)	(2,259,093)	(571,255)	(328,376)
Class D Shares	(488,329)**	(2,083,400)	—	—
Class I Shares	(605,963)	(326,592)	(416,265)	(425,693)
Class A Shares reacquired upon conversion to another Class	—	—	—	—
Class B Shares reacquired upon conversion to another Class	—	(2,628,867)*	—	—
Class D Shares reacquired upon conversion to another Class	(2,181,680)**	—	—	—
Increase (decrease) in net assets from capital stock transactions	(10,129,867)	(14,317,455)	(9,963,645)	(8,850,970)
Total Increase (Decrease) in Net Assets for period	(2,767,977)	1,021,056	1,577,784	3,067,892
Net Assets: Beginning of period	$226,181,204	$225,160,148	$126,469,833	$123,401,941
Net Assets: End of period	$223,413,227	$226,181,204	$128,047,617	$126,469,833

Accumulated Undistributed Net Investment Income (Loss)	$547,037	$407,285	$271,312	$204,895

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Common Stock			Conservative Strategies#				Georgia Municipal Bond			Government Securities
	For the Fiscal		For the Fiscal	For the Fiscal		For the Fiscal		For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	11/30/11		11/30/10	11/30/11		11/30/10		11/30/11	11/30/10		11/30/11	11/30/10
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$13,332,140		$9,731,474	$2,672,003		$1,984,858		$636,028	$738,249		$17,320,194	$20,777,597
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	18,512,418		(19,035)	2,997,677		3,231,941		311,449	304,833		(207,007)	35,278,283
Net change in unrealized appreciation (depreciation)	49,672,943		92,881,933	(1,597,933)		2,626,420		129,899	(230,165)		1,374,758	(15,584,914)
Net increase (decrease) in net assets from operations	81,517,501		102,594,372	4,071,747		7,843,219		1,077,376	812,917		18,487,945	40,470,966

Distributions to Shareholders
From net investment income
Class A Shares	(7,697,357)		(6,525,628)	(2,440,051)		(1,875,556)		—	(220	)^^^+	(19,408,315)	(19,649,670)
Class B Shares	—	***	—	—		(43,627	)^	—	—		—	—
Class C Shares	(29,686)		(15,585)	(695,425)		(352,821)		—	—		(2,009,539)	(1,954,705)
Class D Shares	—		—	—		—		—	—		—	—
Class I Shares	(3,725,324)		(2,899,184)	(59,819	)^^	—		(633,363)	(740,963	)^^^	(2,160,478)	(2,954,394)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(525,505)		—	—		—		—	(2,501	)+	(22,299,016)	(12,784,544)
Class C Shares	(18,178)		—	—		—		—	—		(3,151,557)	(1,484,954)
Class D Shares	—		—	—		—		—	—		—	—
Class I Shares	(180,195)		—	—	^^	—		(321,950)	(561,049)		(2,961,336)	(2,046,207)
Total distributions to shareholders	(12,176,245)		(9,440,397)	(3,195,295)		(2,272,004)		(955,313)	(1,304,733)		(51,990,241)	(40,874,474)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	154,037,518		63,373,522	54,924,886		30,536,010		—	—	+	326,432,793	269,089,509
Class B Shares	26,123	***	100,065	—		147,333	^	—	—		—	—
Class C Shares	13,044,572		9,820,821	27,079,397		17,314,199		—	—		29,811,543	48,602,635
Class D Shares	—		—	—		—		—	—		—	—
Class I Shares	191,714,381		61,969,637	5,877,524	^^	—		2,482,764	1,293,642		44,749,907	49,873,295
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	3,693,194	***	—	—		2,708,100	^	—	—		—	—
Class I Shares issued upon conversion from another Class	—		—	—	^^	—		—	121,986	+	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	6,664,432		5,259,839	1,867,337		1,417,798		—	2,669	+	30,843,624	25,685,352
Class B Shares	—	***	—	—		34,847	^	—	—		—	—
Class C Shares	41,416		12,814	489,895		256,813		—	—		3,233,710	1,890,212
Class D Shares	—		—	—		—		—	—		—	—
Class I Shares	1,233,310		971,049	34,556	^^	—		3,828	11,887		3,237,319	2,060,583
	370,454,946		141,507,747	90,273,595		52,415,100		2,486,592	1,430,184		438,308,896	397,201,586
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(130,958,138)		(110,769,527)	(26,652,445)		(23,944,885)		—	—	+	(284,183,972)	(270,987,331)
Class B Shares	(1,329,120	)***	(4,515,730)	—		(3,774,260	)^	—	—		—	—
Class C Shares	(5,783,111)		(4,492,118)	(5,790,424)		(3,624,389)		—	—		(35,660,651)	(27,945,921)
Class D Shares	—		—	—		—		—	—		—	—
Class I Shares	(72,502,275)		(69,969,459)	(1,163,650	)^^	—		(6,431,662)	(3,707,029)		(57,545,352)	(65,427,128)
Class A Shares reacquired upon conversion to another Class	—		—	—		—		—	(121,986	)+	—	—
Class B Shares reacquired upon conversion to another Class	(3,693,194	)***	—	—		(2,708,100	)^	—	—		—	—
Class D Shares reacquired upon conversion to another Class	—		—	—		—		—	—		—	—
Increase (decrease) in net assets from capital stock transactions	156,189,108		(48,239,087)	56,667,076		18,363,466		(3,945,070)	(2,398,831)		60,918,921	32,841,206
Total Increase (Decrease) in Net Assets for period	225,530,364		44,914,888	57,543,528		23,934,681		(3,823,007)	(2,890,647)		27,416,625	32,437,698
Net Assets: Beginning of period	$1,125,632,973		$1,080,718,085	$123,273,572		$99,338,891		$25,251,373	$28,142,020		$804,032,246	$771,594,548
Net Assets: End of period	$1,351,163,337		$1,125,632,973	$180,817,100		$123,273,572		$21,428,366	$25,251,373		$831,448,871	$804,032,246

Accumulated Undistributed Net Investment Income (Loss)	$3,680,260		$1,802,343	$121,190		$138,100		$27,806	$(1,677)		$790,152	$479,481

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Growth Leaders		International Equity
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/11	11/30/10	11/30/11	11/30/10
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(18,802)	$33,500	$1,852,811	$1,233,438
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	2,282,104	544,251	5,016,894	(7,303,885)
Net change in unrealized appreciation (depreciation)	(469,040)	1,819,988	(15,253,403)	15,422,052
Net increase (decrease) in net assets from operations	1,794,262	2,397,739	(8,383,698)	9,351,605

Distributions to Shareholders
From net investment income
Class A Shares	(36,355)	(22,056)	(2,931,308)	(1,595,322)
Class C Shares	—	—	(22,851)	—
Class S Shares	—	—	—	—
Class I Shares	(8,962)	(609)	(185,129)	(105,134)
Total distributions to shareholders	(45,317)	(22,665)	(3,139,288)	(1,700,456)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	5,043,558	9,067,999	11,202,451	17,927,622
Class B Shares	—	—	—	27,567 ++
Class C Shares	173,557	455,119	558,566	905,751
Class S Shares	—	—	—	—
Class I Shares	1,375,879	205,410	19,883,523	1,506,831
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	—	—	—	2,305,694 ++
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	31,134	17,972	2,674,556	1,455,948
Class C Shares	—	—	20,191	—
Class S Shares	—	—	—	—
Class I Shares	805	47	168,221	96,798
	6,624,933	9,746,547	34,507,508	24,226,211
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(12,911,625)	(10,667,219)	(42,686,839)	(25,335,609)
Class B Shares	—	—	—	(536,280)++
Class C Shares	(1,109,557)	(790,523)	(827,255)	(957,025)
Class S Shares	—	—	—	—
Class I Shares	(209,284)	(185,510)	(1,657,690)	(1,439,074)
Class B Shares reacquired upon conversion into another Class	—	—	—	(2,305,694)++
Increase (decrease) in net assets from capital stock transactions	(7,605,533)	(1,896,705)	(10,664,276)	(6,347,471)
Total Increase (Decrease) in Net Assets for period	(5,856,588)	478,369	(22,187,262)	1,303,678
Net Assets: Beginning of period	$36,639,858	$36,161,489	$163,416,582	$162,112,904
Net Assets: End of period	$30,783,270	$36,639,858	$141,229,320	$163,416,582

Accumulated Undistributed Net Investment Income (Loss)	$15,827	$36,687	$1,178,306	$2,544,297

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Mid Cap##			Mid Cap Value		Short Maturity Government		Small Company
	For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/11	11/30/10		11/30/11	11/30/10	11/30/11	11/30/10	11/30/11	11/30/10
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(649,612)	$(605,554)		$(129,281)	$3,086,783	$27,361,701	$41,866,750	$(7,681,320)	$(5,550,724)
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	13,037,692	7,911,764		13,784,155	21,612,096	(1,633,271)	9,591,408	243,870,385	113,072,415
Net change in unrealized appreciation (depreciation)	(1,799,836)	8,887,935		(47,400)	2,385,202	(1,867,985)	2,580,890	(34,292,654)	300,472,414
Net increase (decrease) in net assets from operations	10,588,244	16,194,145		13,607,474	27,084,061	23,860,445	54,039,048	201,896,411	407,994,105

Distributions to Shareholders
From net investment income
Class A Shares	—	—		(1,237,870)	—	(20,454,709)	(26,180,938)	—	—
Class C Shares	—	—		(156,345)	—	—	—	—	—
Class S Shares	—	—		—	—	(38,026,571)	(41,748,231)	—	—
Class I Shares	—	—		(1,490,267)	—	—	—	—	—
Total distributions to shareholders	—	—		(2,884,482)	—	(58,481,280)	(67,929,169)	—	—

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	14,694,288	8,007,259		18,875,908	17,393,899	446,038,102	955,523,908	192,882,768	193,335,491
Class B Shares	—	25,318	+++	—	—	—	—	62 @	80,762
Class C Shares	1,434,773	459,157		1,161,428	1,222,017	—	—	4,027,380	11,681,707
Class S Shares	—	—		—	—	1,049,481,811	2,455,539,754	—	—
Class I Shares	1,424,641	728,616		17,421,846	11,863,582	—	—	440,604,904	384,202,093
Net asset value of shares issued in share conversions
Class A Shares issued upon conversion from another Class	—	2,673,822	+++	—	—	—	—	8,680,408 @	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	—	—		1,079,343	—	16,045,411	20,698,723	—	—
Class C Shares	—	—		121,158	—	—	—	—	—
Class S Shares	—	—		—	—	30,622,686	33,831,578	—	—
Class I Shares	—	—		1,158,766	—	—	—	—	—
	17,553,702	11,894,172		39,818,449	30,479,498	1,542,188,010	3,465,593,963	646,195,522	589,300,053
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(23,910,618)	(13,857,709)		(63,174,311)	(31,978,530)	(633,405,008)	(680,907,831)	(333,587,246)	(334,567,921)
Class B Shares	—	(421,240	)+++	—	—	—	—	(3,193,682)@	(22,773,414)
Class C Shares	(612,070)	(562,850)		(4,981,765)	(4,411,988)	—	—	(31,559,036)	(29,710,593)
Class S Shares	—	—		—	—	(1,482,880,645)	(1,061,583,323)	—	—
Class I Shares	(1,671,094)	(894,762)		(30,516,734)	(34,648,186)	—	—	(295,487,951)	(240,905,880)
Class B Shares reacquired upon conversion into another Class	—	(2,673,822	)+++	—	—	—	—	(8,680,408)@	—
Increase (decrease) in net assets from capital stock transactions	(8,640,080)	(6,516,211)		(58,854,361)	(40,559,206)	(574,097,643)	1,723,102,809	(26,312,801)	(38,657,755)
Total Increase (Decrease) in Net Assets for period	1,948,164	9,677,934		(48,131,369)	(13,475,145)	(608,718,478)	1,709,212,688	175,583,610	369,336,350
Net Assets: Beginning of period	$94,987,921	$85,309,987		$170,153,598	$183,628,743	$3,564,282,122	$1,855,069,434	$2,224,318,523	$1,854,982,173
Net Assets: End of period	$96,936,085	$94,987,921		$122,022,229	$170,153,598	$2,955,563,644	$3,564,282,122	$2,399,902,133	$2,224,318,523

Accumulated Undistributed Net Investment Income (Loss)	$(56,418)	$(56,145)		$(21,935)	$3,006,394	$(13,209)	$11,811	$(391,593)	$1,310,869

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

					Total Return Bond
	Sustainable Core Opportunities		Sustainable Growth Opportunities		For the Fiscal
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	Period From
	Year Ended	Year Ended	Year Ended	Year Ended	12/17/10^^
	11/30/11	11/30/10	11/30/11	11/30/10	Through 11/30/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$902,933	$685,719	$(709,617)	$(686,203)	$877,325
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,018,470)	(2,756,462)	3,708,503	1,805,178	1,016,199
Net change in unrealized appreciation (depreciation)	12,479,588	19,772,638	8,339,164	20,958,978	(620,799)
Net increase (decrease) in net assets from operations	11,364,051	17,701,895	11,338,050	22,077,953	1,272,725

Distributions to Shareholders
From net investment income
Class A Shares	(600,864)	(577,622)	—	—	(485,528)
Class C Shares	—	—	—	—	(309,724)
Class I Shares	(71,832)	(92,925)	—	—	(277,021)
Total distributions to shareholders	(672,696)	(670,547)	—	—	(1,072,273)

From Capital Share Transactions
Net proceeds from sales of shares (see note 5)
Class A Shares	5,313,983	5,920,105	5,238,986	4,206,791	30,418,070
Class C Shares	—	—	—	—	13,799,063
Class I Shares	1,074,175	2,244,401	118,056	1,013,213	10,770,567
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	578,000	555,812	—	—	426,807
Class C Shares	—	—	—	—	301,686
Class I Shares	64,532	82,299	—	—	246,177
	7,030,690	8,802,617	5,357,042	5,220,004	55,962,370
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(23,029,734)	(23,270,423)	(17,966,370)	(15,897,142)	(6,950,644)
Class C Shares	—	—	—	—	(11,795)
Class I Shares	(3,737,184)	(3,948,252)	(254,894)	(592,929)	(69,941)
Increase (decrease) in net assets from capital stock transactions	(19,736,228)	(18,416,058)	(12,864,222)	(11,270,067)	48,929,990
Total Increase (Decrease) in Net Assets for period	(9,044,873)	(1,384,710)	(1,526,172)	10,807,886	49,130,442
Net Assets: Beginning of period	$190,386,245	$191,770,955	$112,516,561	$101,708,675	$—
Net Assets: End of period	$181,341,372	$190,386,245	$110,990,389	$112,516,561	$49,130,442

Accumulated Undistributed Net Investment Income (Loss)	$878,172	$647,398	$5,368	$398	$1,255

Amounts designated as “-”  are either $0 or have been rounded to $0.

*	All outstanding shares of the Sentinel Balanced Fund Class B were converted into Sentinel Balanced Fund Class A shares following the close of business on September 10, 2010.
**	All outstanding shares of the Sentinel Balanced Fund Class D were converted into Sentinel Balanced Fund Class A shares following the close of business on March 11, 2011.
***	All outstanding shares of the Sentinel Common Stock Fund Class B were converted into Sentinel Common Stock Fund Class A shares following the close of business on March 11, 2011.
^

All outstanding shares of the Sentinel Conservative Strategies Fund Class B were converted into Sentinel Conservative Strategies Fund Class A shares following the close of business on September 10, 2010.

^^	Commenced operations December 17, 2010.
^^^	Dividends paid by the Sentinel Georgia Municipal Bond Fund are generally tax-exempt for Federal income tax purposes.
+	All outstanding shares of the Sentinel Georgia Municipal Bond Fund Class A were converted into Sentinel Georgia Municipal Bond Fund Class I shares following the close of business on January 15, 2010.
++	All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.
+++	All outstanding shares of the Sentinel Mid Cap Fund Class B were converted into Sentinel Mid Cap Fund Class A shares following the close of business on March 19, 2010.
#	Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.
##	Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.
@	All outstanding shares of the Sentinel Small Company Fund Class B were converted into Sentinel Small Company Fund Class A shares following the close of business on March 11, 2011.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period

Balanced Class A
	11/30/07	$18.01	$0.38	$1.12	$1.50	$0.38	$0.43	$—	$0.81	$18.70
	11/30/08	18.70	0.34	(4.60)	(4.26)	0.37	1.11	—	1.48	12.96
	11/30/09	12.96	0.27	2.55	2.82	0.30	—	—	0.30	15.48
	11/30/10	15.48	0.23	1.11	1.34	0.25	—	—	0.25	16.57
	11/30/11	16.57	0.26	0.80	1.06	0.28	0.25	—	0.53	17.10
Balanced Class C
	11/30/07	18.01	0.20	1.13	1.33	0.21	0.43	—	0.64	18.70
	11/30/08	18.70	0.18	(4.61)	(4.43)	0.19	1.11	—	1.30	12.97
	11/30/09	12.97	0.14	2.55	2.69	0.16	—	—	0.16	15.50
	11/30/10	15.50	0.09	1.12	1.21	0.10	—	—	0.10	16.61
	11/30/11	16.61	0.12	0.81	0.93	0.14	0.25	—	0.39	17.15
Balanced Class I
	11/30/07(A)	18.43	0.14	0.26	0.40	0.12	—	—	0.12	18.71
	11/30/08	18.71	0.36	(4.61)	(4.25)	0.43	1.11	—	1.54	12.92
	11/30/09	12.92	0.21	2.54	2.75	0.29	—	—	0.29	15.38
	11/30/10	15.38	0.24	1.11	1.35	0.21	—	—	0.21	16.52
	11/30/11	16.52	0.26	0.80	1.06	0.29	0.25	—	0.54	17.04
Capital Growth Class A
	11/30/07	19.82	0.03	2.83	2.86	—	1.36	—	1.36	21.32
	11/30/08	21.32	0.02	(7.62)	(7.60)	0.02	1.40	0.18	1.60	12.12
	11/30/09	12.12	0.05	3.73	3.78	0.02	—	—	0.02	15.88
	11/30/10	15.88	0.05	1.62	1.67	0.03	—	—	0.03	17.52
	11/30/11	17.52	0.07	1.61	1.68	0.05	—	—	0.05	19.15
Capital Growth Class C
	11/30/07	19.62	(0.29)	2.70	2.41	—	1.36	—	1.36	20.67
	11/30/08	20.67	(0.22)	(7.30)	(7.52)	—	1.40	0.18	1.58	11.57
	11/30/09	11.57	(0.12)	3.53	3.41	—	—	—	—	14.98
	11/30/10	14.98	(0.16)	1.52	1.36	—	—	—	—	16.34
	11/30/11	16.34	(0.15)	1.51	1.36	—	—	—	—	17.70
Capital Growth Class I
	11/30/07(A)	20.32	0.05	0.98	1.03	—	—	—	—	21.35
	11/30/08	21.35	0.05	(7.61)	(7.56)	0.10	1.40	0.18	1.68	12.11
	11/30/09	12.11	0.02	3.71	3.73	0.06	—	—	0.06	15.78
	11/30/10	15.78	0.05	1.62	1.67	0.03	—	—	0.03	17.42
	11/30/11	17.42	0.08	1.60	1.68	0.06	—	—	0.06	19.04

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
					Ratio of expenses		Ratio of expenses to			Ratio of net investment
		Net assets at	Ratio of		to average net		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to		assets before		contractual and		investment income	assets before contractual and	Portfolio
Share	return	period (000	average net		custodian fee		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	rate (%)
Balanced Class A
	8.60	$248,429	1.10		1.11		1.11		2.12	2.12	138
	(24.65)	174,612	1.13		1.14		1.14		2.11	2.11	90
	22.16	202,968	1.20		1.20		1.20		1.99	1.99	80
	8.74	208,566	1.14		1.14		1.14		1.43	1.43	160
	6.46	207,922	1.13		1.13		1.13		1.49	1.49	162
Balanced Class C
	7.56	7,757	2.10		2.11		2.11		1.13	1.13	138
	(25.41)	5,633	2.15		2.15		2.15		1.10	1.10	90
	21.00	9,963	2.15		2.15		2.15		1.00	1.00	80
	7.86	11,628	1.97		1.97		1.97		0.60	0.60	160
	5.63	12,109	1.94		1.94		1.94		0.68	0.68	162
Balanced Class I
	2.14 ++	3,618	0.69	+	0.69	+	0.69	+	2.82 +	2.82 +	138	++
	(24.64)	2,629	1.02		1.02		1.02		2.22	2.22	90
	21.69	3,225	1.62		1.62		1.62		1.56	1.56	80
	8.87	3,501	1.06		1.06		1.06		1.51	1.51	160
	6.49	3,383	1.09		1.09		1.09		1.52	1.52	162
Capital Growth Class A
	15.40	183,262	1.27		1.28		1.28		0.14	0.14	24
	(38.47)	97,020	1.33		1.34		1.34		0.12	0.12	19
	31.26	117,019	1.45		1.45		1.45		0.37	0.37	26
	10.56	119,626	1.32		1.32		1.32		0.28	0.28	24
	9.61	120,395	1.30		1.30		1.30		0.37	0.37	11
Capital Growth Class C
	13.12	3,150	2.83		2.84		2.84		(1.42)	(1.42)	24
	(39.34)	2,265	2.80		2.80		2.80		(1.34)	(1.34)	19
	29.47	2,948	2.79		2.79		2.79		(0.98)	(0.98)	26
	9.08	3,266	2.64		2.64		2.64		(1.03)	(1.03)	24
	8.32	3,087	2.54		2.54		2.54		(0.88)	(0.88)	11
Capital Growth Class I
	5.07 ++	4,579	0.84	+	0.85	+	0.85	+	0.88 +	0.88 +	24	++
	(38.37)	2,699	1.19		1.20		1.20		0.26	0.26	19
	30.97	3,435	1.65		1.65		1.65		0.16	0.16	26
	10.59	3,579	1.27		1.27		1.27		0.34	0.34	24
	9.66	4,566	1.27		1.27		1.27		0.41	0.41	11

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Common Stock Class A
	11/30/07	$34.01	$0.30	$3.18	$3.48	$0.27	$1.42	$1.69	$35.80
	11/30/08	35.80	0.28	(12.34)	(12.06)	0.30	1.84	2.14	21.60
	11/30/09	21.60	0.24	5.61	5.85	0.24	—	0.24	27.21
	11/30/10	27.21	0.24	2.38	2.62	0.22	—	0.22	29.61
	11/30/11	29.61	0.31	1.70	2.01	0.27	0.02	0.29	31.33
Common Stock Class C
	11/30/07	33.20	(0.03)	3.09	3.06	—	1.42	1.42	34.84
	11/30/08	34.84	0.02	(12.01)	(11.99)	0.02	1.84	1.86	20.99
	11/30/09	20.99	—	5.47	5.47	0.05	—	0.05	26.41
	11/30/10	26.41	(0.01)	2.32	2.31	0.02	—	0.02	28.70
	11/30/11	28.70	0.05	1.64	1.69	0.02	0.02	0.04	30.35
Common Stock Class I
	11/30/07(B)	35.31	0.27	0.44	0.71	0.20	—	0.20	35.82
	11/30/08	35.82	0.42	(12.35)	(11.93)	0.43	1.84	2.27	21.62
	11/30/09	21.62	0.33	5.62	5.95	0.34	—	0.34	27.23
	11/30/10	27.23	0.33	2.39	2.72	0.34	—	0.34	29.61
	11/30/11	29.61	0.43	1.68	2.11	0.37	0.02	0.39	31.33
Conservative Strategies ^ Class A
	11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86
	11/30/08	11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52
	11/30/09	9.52	0.32	1.49	1.81	0.34	—	0.34	10.99
	11/30/10	10.99	0.23	0.60	0.83	0.26	—	0.26	11.56
	11/30/11	11.56	0.22	0.22	0.44	0.26	—	0.26	11.74
Conservative Strategies ^ Class C
	11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84
	11/30/08	11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49
	11/30/09	9.49	0.22	1.51	1.73	0.26	—	0.26	10.96
	11/30/10	10.96	0.14	0.60	0.74	0.17	—	0.17	11.53
	11/30/11	11.53	0.14	0.21	0.35	0.18	—	0.18	11.70
Conservative Strategies Class I
	11/30/11(C)	11.73	0.21	0.05	0.26	0.28	—	0.28	11.71
Georgia Municipal Bond Class I
	10/31/07	9.85	0.30	(0.06)	0.24	0.30	0.05	0.35	9.74
	11/30/07(D)	9.74	0.03	0.08	0.11	0.03	—	0.03	9.82
	11/30/08	9.82	0.31	(0.14)	0.17	0.30	0.05	0.35	9.64
	11/30/09	9.64	0.30	0.64	0.94	0.30	0.02	0.32	10.26
	11/30/10	10.26	0.28	0.01	0.29	0.28	0.20	0.48	10.07
	11/30/11	10.07	0.28	0.21	0.49	0.27	0.13	0.40	10.16

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses		Ratio of expenses to				Ratio of net investment
				Ratio of		to average net		average net assets before		Ratio of net		income (loss) to average net
Fund/	Total		Net assets at	expenses to		assets before		contractual and		investment income		assets before contractual and		Portfolio
Share	return		end of period	average net		custodian fee		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)		reimbursements (%)***		rate (%)
Common Stock Class A
	10.62		$1,110,318	1.10		1.10		1.11		0.88		0.87		16
	(35.74)		669,694	1.16		1.16		1.16		0.93		0.93		17
	27.36		820,777	1.24		1.24		1.24		1.03		1.03		19
	9.69		848,513	1.16		1.16		1.16		0.85		0.85		12
	6.80	#	932,204	1.12		1.12		1.12		0.99		0.99		9
Common Stock Class C
	9.56		22,498	2.06		2.07		2.07		(0.08)		(0.08)		16
	(36.30)		15,113	2.03		2.03		2.03		0.06		0.06		17
	26.12		20,592	2.25		2.25		2.25		0.02		0.02		19
	8.74		27,952	2.05		2.05		2.05		(0.03)		(0.03)		12
	5.90	#	36,587	1.97		1.97		1.97		0.16		0.16		9
Common Stock Class I
	2.02	++	203,315	0.71	+	0.71	+	0.72	+	1.33	+	1.32	+	16	++
	(35.45)		159,157	0.72		0.72		0.72		1.39		1.39		17
	27.91		230,822	0.82		0.82		0.82		1.44		1.44		19
	10.06		244,612	0.83		0.83		0.83		1.17		1.17		12
	7.16	#	382,372	0.78		0.78		0.78		1.36		1.36		9
Conservative Strategies ^ Class A
	6.77		38,193	1.26		1.28		1.28		3.21		3.21		254
	(16.14)		65,919	1.15		1.16		1.16		3.45		3.45		306
	19.51		76,374	1.16		1.16		1.16		3.15		3.15		149
	7.68		91,218	1.15		1.15		1.15		2.05		2.05		326
	3.78		122,315	1.13		1.13		1.13		1.87		1.87		330
Conservative Strategies ^ Class C
	5.82		7,479	2.23		2.25		2.25		2.24		2.24		254
	(16.92)		10,836	1.98		2.00		2.00		2.58		2.58		306
	18.55		16,764	2.02		2.02		2.02		2.22		2.22		149
	6.82		32,056	1.89		1.89		1.89		1.29		1.29		326
	3.01		53,891	1.83		1.83		1.83		1.17		1.17		330
Conservative Strategies Class I
	2.24	++	4,611	1.08	+	1.08	+	1.26	+	1.84	+	1.66	+	330	++
Georgia Municipal Bond Class I
	2.46		32,900	0.81		0.81		0.81		3.07		3.07		19
	1.11	++	32,558	0.61	+	0.62	+	0.62	+	3.33	+	3.33	+	0	++
	1.76		29,298	0.68		0.69		0.69		3.16		3.16		11
	9.90		28,020	0.69		0.69		0.69		2.96		2.96		21
	2.98		25,251	0.71		0.71		0.71		2.77		2.77		16
	5.07		21,428	0.67		0.67		0.67		2.76		2.76		12

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Government Securities Class A
	11/30/07	$10.24	$0.48	$0.15	$0.63	$0.48	$—	$0.48	$10.39
	11/30/08	10.39	0.46	0.19	0.65	0.47	—	0.47	10.57
	11/30/09	10.57	0.40	0.62	1.02	0.44	—	0.44	11.15
	11/30/10	11.15	0.31	0.31	0.62	0.37	0.23	0.60	11.17
	11/30/11	11.17	0.26	0.05	0.31	0.35	0.41	0.76	10.72
Government Securities Class C
	11/30/07	10.24	0.33	0.13	0.46	0.32	—	0.32	10.38
	11/30/08	10.38	0.37	0.19	0.56	0.37	—	0.37	10.57
	11/30/09	10.57	0.30	0.63	0.93	0.35	—	0.35	11.15
	11/30/10	11.15	0.22	0.32	0.54	0.28	0.23	0.51	11.18
	11/30/11	11.18	0.18	0.04	0.22	0.27	0.41	0.68	10.72
Government Securities Class I
	11/30/07(B)	10.26	0.29	0.13	0.42	0.29	—	0.29	10.39
	11/30/08	10.39	0.50	0.18	0.68	0.50	—	0.50	10.57
	11/30/09	10.57	0.44	0.61	1.05	0.47	—	0.47	11.15
	11/30/10	11.15	0.34	0.30	0.64	0.39	0.23	0.62	11.17
	11/30/11	11.17	0.29	0.04	0.33	0.37	0.41	0.78	10.72
Growth Leaders Class A
	11/30/07	11.16	(0.01)	2.15	2.14	0.01	—	0.01	13.29
	11/30/08	13.29	(0.04)	(4.44)	(4.48)	—	0.39	0.39	8.42
	11/30/09	8.42	0.01	2.29	2.30	—	—	—	10.72
	11/30/10	10.72	0.02	0.77	0.79	0.01	—	0.01	11.50
	11/30/11	11.50	—	0.66	0.66	0.01	—	0.01	12.15
Growth Leaders Class C
	11/30/07	11.08	(0.31)	2.09	1.78	—	—	—	12.86
	11/30/08	12.86	(0.20)	(4.25)	(4.45)	—	0.39	0.39	8.02
	11/30/09	8.02	(0.10)	2.17	2.07	—	—	—	10.09
	11/30/10	10.09	(0.11)	0.71	0.60	—	—	—	10.69
	11/30/11	10.69	(0.16)	0.62	0.46	—	—	—	11.15
Growth Leaders Class I
	11/30/07(A)	12.45	0.02	0.84	0.86	—	—	—	13.31
	11/30/08	13.31	(0.10)	(4.63)	(4.73)	—	0.39	0.39	8.19
	11/30/09	8.19	0.02	2.23	2.25	—	—	—	10.44
	11/30/10	10.44	0.03	0.75	0.78	—	—	—	11.22
	11/30/11	11.22	0.03	0.64	0.67	0.03	—	0.03	11.86

See notes to Financial Highlights at the end of the schedule.

					Ratios/Supplemental Data
					Ratio of expenses		Ratio of expenses to			Ratio of net investment
		Net assets at	Ratio of		to average net		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to		assets before		contractual and		investment income	assets before contractual and	Portfolio
Share	return	period (000	average net		custodian fee		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	rate (%)
Government Securities Class A
	6.36	$249,248	0.98		0.99		0.99		4.70	4.70	464
	6.36	394,255	0.95		0.96		0.96		4.43	4.43	458
	9.83	606,365	0.91		0.91		0.91		3.67	3.67	283
	5.85	630,098	0.83		0.83		0.83		2.82	2.82	649
	2.99	677,462	0.80		0.80		0.80		2.42	2.42	688
Government Securities Class C
	4.56	5,035	2.35		2.36		2.36		3.30	3.30	464
	5.47	15,695	1.84		1.85		1.85		3.54	3.54	458
	8.91	68,428	1.71		1.71		1.71		2.75	2.75	283
	5.08	91,383	1.59		1.59		1.59		2.03	2.03	649
	2.11	84,985	1.59		1.59		1.59		1.65	1.65	688
Government Securities Class I
	4.18 ++	111,921	0.63	+	0.64	+	0.64	+	4.92 +	4.92 +	464	++
	6.73	103,801	0.60		0.60		0.60		4.78	4.78	458
	10.18	96,802	0.63		0.63		0.63		4.02	4.02	283
	6.12	82,552	0.60		0.60		0.60		3.07	3.07	649
	3.22	69,001	0.57		0.57		0.57		2.71	2.71	688
Growth Leaders Class A
	19.14	17,783	1.45		1.48		1.73		(0.19)	(0.44)	75
	(34.72)	17,966	1.45		1.47		1.64		(0.31)	(0.48)	34
	27.32	30,438	1.59		1.59		1.67		0.14	0.06	42
	7.36	30,853	1.59		1.59		1.59		0.17	0.17	41
	5.77	24,510	1.58		1.58		1.58		(0.01)	(0.01)	27
Growth Leaders Class C
	16.06	1,580	3.89		3.92		4.17		(2.58)	(2.84)	75
	(35.68)	1,729	2.92		2.94		3.10		(1.78)	(1.95)	34
	25.81	2,533	2.83		2.83		2.92		(1.10)	(1.19)	42
	5.95	2,321	2.88		2.88		2.88		(1.11)	(1.11)	41
	4.30	1,509	2.99		2.99		2.99		(1.42)	(1.42)	27
Growth Leaders Class I
	6.91 ++	265	1.05	+	1.07	+	1.32	+	0.55 +	0.30 +	75	++
	(36.60)	4,026	2.16		2.17		2.34		(1.04)	(1.20)	34
	27.47	3,191	1.54		1.54		1.58		0.21	0.18	42
	7.49	3,466	1.45		1.45		1.45		0.33	0.33	41
	5.96	4,765	1.38		1.38		1.38		0.23	0.23	27

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
International Equity Class A
	11/30/07	$22.00	$0.20	$3.58	$3.78	$0.18	$1.89	$2.07	$23.71
	11/30/08	23.71	0.23	(10.65)	(10.42)	0.20	1.98	2.18	11.11
	11/30/09	11.11	0.13	4.34	4.47	0.22	—	0.22	15.36
	11/30/10	15.36	0.12	1.00	1.12	0.17	—	0.17	16.31
	11/30/11	16.31	0.19	(1.15)	(0.96)	0.32	—	0.32	15.03
International Equity Class C
	11/30/07	21.53	(0.02)	3.49	3.47	—	1.89	1.89	23.11
	11/30/08	23.11	0.03	(10.35)	(10.32)	0.01	1.98	1.99	10.80
	11/30/09	10.80	(0.05)	4.24	4.19	0.01	—	0.01	14.98
	11/30/10	14.98	(0.10)	0.97	0.87	—	—	—	15.85
	11/30/11	15.85	(0.05)	(1.11)	(1.16)	0.10	—	0.10	14.59
International Equity Class I
	11/30/07(A)	21.69	0.05	2.00	2.05	—	—	—	23.74
	11/30/08	23.74	0.29	(10.63)	(10.34)	0.32	1.98	2.30	11.10
	11/30/09	11.10	0.17	4.31	4.48	0.28	—	0.28	15.30
	11/30/10	15.30	0.17	1.00	1.17	0.21	—	0.21	16.26
	11/30/11	16.26	0.23	(1.13)	(0.90)	0.37	—	0.37	14.99
Mid Cap^^ Class A
	11/30/07	16.95	(0.12)	2.83	2.71	—	—	—	19.66
	11/30/08	19.66	(0.15)	(8.85)	(9.00)	—	—	—	10.66
	11/30/09	10.66	(0.08)	2.88	2.80	—	—	—	13.46
	11/30/10	13.46	(0.09)	2.79	2.70	—	—	—	16.16
	11/30/11	16.16	(0.11)	1.83	1.72	—	—	—	17.88
Mid Cap^^ Class C
	11/30/07	15.57	(0.33)	2.58	2.25	—	—	—	17.82
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	—	—	—	9.56
	11/30/09	9.56	(0.25)	2.55	2.30	—	—	—	11.86
	11/30/10	11.86	(0.28)	2.43	2.15	—	—	—	14.01
	11/30/11	14.01	(0.30)	1.58	1.28	—	—	—	15.29
Mid Cap^^ Class I
	11/30/07(A)	18.58	(0.02)	1.13	1.11	—	—	—	19.69
	11/30/08	19.69	(0.07)	(8.90)	(8.97)	—	—	—	10.72
	11/30/09	10.72	(0.04)	2.89	2.85	—	—	—	13.57
	11/30/10	13.57	(0.04)	2.83	2.79	—	—	—	16.36
	11/30/11	16.36	(0.05)	1.85	1.80	—	—	—	18.16

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
					Ratio of expenses		Ratio of expenses to			Ratio of net investment
			Ratio of		to average net		average net assets before		Ratio of net	income (loss) to average net
Fund/		Net assets at	expenses to		assets before		contractual and		investment income	assets before contractual and	Portfolio
Share	Total return	end of period	average net		custodian fee		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*	(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	rate (%)
International Equity Class A
	18.72	$159,017	1.36		1.37		1.37		1.00	1.00	31
	(48.11)	114,641	1.45		1.45		1.45		1.31	1.31	43
	40.97	148,091	1.60		1.60		1.60		1.05	1.05	17
	7.35	151,462	1.45		1.45		1.45		0.77	0.77	20
	(6.11)	111,332	1.43		1.43		1.43		1.16	1.16	28
International Equity Class C
	17.47	8,173	2.41		2.43		2.43		(0.07)	(0.07)	31
	(48.58)	3,363	2.42		2.43		2.43		0.15	0.15	43
	38.87	3,622	3.10		3.10		3.10		(0.41)	(0.41)	17
	5.81	3,736	2.89		2.89		2.89		(0.68)	(0.68)	20
	(7.42)	3,207	2.89		2.89		2.89		(0.30)	(0.30)	28
International Equity Class I
	9.45 ++	10,124	0.85	+	0.85	+	0.85	+	0.86 +	0.86 +	31	++
	(47.92)	5,596	1.03		1.04		1.04		1.61	1.61	43
	41.33	7,646	1.34		1.34		1.34		1.34	1.34	17
	7.74	8,218	1.08		1.08		1.08		1.13	1.13	20
	(5.77)	26,691	1.05		1.05		1.05		1.42	1.42	28
Mid Cap^^ Class A
	15.99	140,380	1.34		1.36		1.36		(0.63)	(0.63)	85
	(45.78)	70,098	1.44		1.45		1.45		(0.86)	(0.86)	82
	26.27	74,507	1.67		1.67		1.67		(0.67)	(0.67)	63
	20.06	85,756	1.50		1.50		1.50		(0.64)	(0.64)	33
	10.64 #	86,126	1.43		1.43		1.43		(0.61)	(0.61)	42
Mid Cap^^ Class C
	14.45	4,997	2.64		2.65		2.65		(1.95)	(1.95)	85
	(46.35)	2,203	2.57		2.57		2.57		(1.99)	(1.99)	82
	24.06	2,383	3.36		3.36		3.36		(2.35)	(2.35)	63
	18.13	2,689	3.07		3.07		3.07		(2.21)	(2.21)	33
	9.14 #	3,724	2.80		2.80		2.80		(1.98)	(1.98)	42
Mid Cap^^ Class I
	5.97 ++	9,406	0.85	+	0.85	+	0.85	+	(0.38)+	(0.38)+	85	++
	(45.56)	4,551	0.98		0.99		0.99		(0.40)	(0.40)	82
	26.59	5,611	1.36		1.36		1.36		(0.36)	(0.36)	63
	20.56	6,543	1.10		1.10		1.10		(0.25)	(0.25)	33
	11.00 #	7,086	1.09		1.09		1.09		(0.28)	(0.28)	42

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Mid Cap Value Class A
	10/31/07	$15.77	$0.07	$3.84	$3.91	$—	$0.95	$—	$0.95	$18.73
	11/30/07(D)	18.73	—	(1.37)	(1.37)	—	—	—	—	17.36
	11/30/08	17.36	0.02	(6.78)	(6.76)	0.12	1.83	—	1.95	8.65
	11/30/09	8.65	(0.03)	2.96	2.93	0.02	—	0.02	0.04	11.54
	11/30/10	11.54	0.18	1.67	1.85	—	—	—	—	13.39
	11/30/11	13.39	(0.04)	0.98	0.94	0.21	—	—	0.21	14.12
Mid Cap Value Class C
	10/31/07	15.33	(0.05)	3.71	3.66	—	0.95	—	0.95	18.04
	11/30/07(D)	18.04	—	(1.33)	(1.33)	—	—	—	—	16.71
	11/30/08	16.71	(0.08)	(6.49)	(6.57)	0.05	1.83	—	1.88	8.26
	11/30/09	8.26	(0.08)	2.82	2.74	—	—	—	—	11.00
	11/30/10	11.00	0.10	1.58	1.68	—	—	—	—	12.68
	11/30/11	12.68	(0.12)	0.91	0.79	0.12	—	—	0.12	13.35
Mid Cap Value Class 1
	10/31/07	15.89	0.16	3.85	4.01	—	0.95	—	0.95	18.95
	11/30/07(D)	18.95	0.02	(1.39)	(1.37)	—	—	—	—	17.58
	11/30/08	17.58	0.09	(6.88)	(6.79)	0.16	1.83	—	1.99	8.80
	11/30/09	8.80	0.05	3.00	3.05	0.04	—	0.04	0.08	11.77
	11/30/10	11.77	0.25	1.71	1.96	—	—	—	—	13.73
	11/30/11	13.73	0.05	0.99	1.04	0.28	—	—	0.28	14.49
Short Maturity Government Class A
	11/30/07	9.01	0.37	0.08	0.45	0.42	—	—	0.42	9.04
	11/30/08	9.04	0.37	0.02	0.39	0.40	—	—	0.40	9.03
	11/30/09	9.03	0.26	0.37	0.63	0.32	—	—	0.32	9.34
	11/30/10	9.34	0.16	0.04	0.20	0.25	—	—	0.25	9.29
	11/30/11	9.29	0.11	0.01	0.12	0.21	—	—	0.21	9.20
Short Maturity Government Class S
	11/30/07	9.01	0.33	0.08	0.41	0.38	—	—	0.38	9.04
	11/30/08	9.04	0.33	0.02	0.35	0.36	—	—	0.36	9.03
	11/30/09	9.03	0.21	0.38	0.59	0.28	—	—	0.28	9.34
	11/30/10	9.34	0.12	0.04	0.16	0.21	—	—	0.21	9.29
	11/30/11	9.29	0.07	0.01	0.08	0.17	—	—	0.17	9.20

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses		Ratio of expenses to			Ratio of net investment
			Net assets at	Ratio of		to average net		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total		end of	expenses to		assets before		contractual and		investment income	assets before contractual and	Portfolio
Share	return		period (000	average net		custodian fee		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*		omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	rate (%)
Mid Cap Value Class A
	25.87		$23,604	1.55		1.55		1.59		0.38	0.42	33
	(7.31	)++	24,778	1.80	+	1.81	+	1.81	+	0.09 +	0.09 +	3	++
	(43.72)		70,040	1.50		1.50		1.50		0.18	0.18	44
	34.00		82,871	1.68		1.68		1.68		(0.29)	(0.29)	50
	16.03		80,419	1.49		1.49		1.49		1.47	1.47	53
	7.02		43,843	1.46		1.46		1.48		(0.29)	(0.30)	95
Mid Cap Value Class C
	24.93		13,321	2.16		2.17		2.20		(0.30)	(0.27)	33
	(7.37	)++	14,248	2.03	+	2.04	+	2.04	+	(0.11)+	(0.11)+	3	++
	(44.16)		14,800	2.22		2.23		2.23		(0.58)	(0.58)	44
	33.17		17,241	2.32		2.32		2.32		(0.92)	(0.92)	50
	15.27		16,413	2.15		2.15		2.15		0.82	0.82	53
	6.26		13,688	2.16		2.16		2.18		(0.90)	(0.92)	95
Mid Cap Value Class I
	26.36		104,614	1.00		1.00		1.03		0.92	0.95	33
	(7.23	)++	92,938	0.89	+	0.90	+	0.90	+	0.97 +	0.97 +	3	++
	(43.43)		73,377	0.93		0.94		0.94		0.67	0.67	44
	34.97		83,517	0.92		0.92		0.92		0.48	0.48	50
	16.65		73,321	0.94		0.94		0.94		2.00	2.00	53
	7.63		64,491	0.95		0.95		0.98		0.30	0.28	95
Short Maturity Government Class A
	5.16		147,329	1.07		1.09		1.09		4.17	4.17	21
	4.43		178,815	1.03		1.04		1.04		4.03	4.03	58
	7.05		778,020	0.93		0.93		0.93		2.85	2.85	52
	2.12		1,068,841	0.84		0.84		0.84		1.76	1.76	47
	1.27		887,005	0.84		0.84		0.84		1.19	1.19	42
Short Maturity Government Class S
	4.60		6,873	1.58		1.59		1.59		3.66	3.66	21
	3.95		37,624	1.44		1.45		1.45		3.59	3.59	58
	6.61		1,077,049	1.34		1.34		1.34		2.26	2.26	52
	1.70		2,495,441	1.26		1.26		1.26		1.30	1.30	47
	0.85		2,068,558	1.25		1.25		1.25		0.79	0.79	42

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Small Company Class A
	11/30/07	$8.51	$—	$0.66	$0.66	$—	$0.97	$—	$0.97	$8.20
	11/30/08	8.20	(0.03)	(2.60)	(2.63)	—	0.81	0.01	0.82	4.75
	11/30/09	4.75	(0.02)	1.22	1.20	—	—	—	—	5.95
	11/30/10	5.95	(0.02)	1.35	1.33	—	—	—	—	7.28
	11/30/11	7.28	(0.04)	0.71	0.67	—	—	—	—	7.95
Small Company Class C
	11/30/07	8.05	(0.06)	0.62	0.56	—	0.97	—	0.97	7.64
	11/30/08	7.64	(0.08)	(2.39)	(2.47)	—	0.81	0.01	0.82	4.35
	11/30/09	4.35	(0.05)	1.11	1.06	—	—	—	—	5.41
	11/30/10	5.41	(0.07)	1.23	1.16	—	—	—	—	6.57
	11/30/11	6.57	(0.09)	0.64	0.55	—	—	—	—	7.12
Small Company Class I
	11/30/07(B)	8.06	—	0.15	0.15	—	—	—	—	8.21
	11/30/08	8.21	—	(2.61)	(2.61)	—	0.81	0.01	0.82	4.78
	11/30/09	4.78	0.01	1.23	1.24	—	—	—	—	6.02
	11/30/10	6.02	0.01	1.37	1.38	—	—	—	—	7.40
	11/30/11	7.40	—	0.71	0.71	—	—	—	—	8.11
Sustainable Core Opportunities Class A
	06/30/07(E)	12.74	0.04	2.58	2.62	0.05	—	—	0.05	15.31
	06/30/08	15.31	0.03	(2.45)	(2.42)	0.04	—	—	0.04	12.85
	11/30/08(F)	12.85	0.02	(4.27)	(4.25)	—	—	—	—	8.60
	11/30/09	8.60	0.04	2.29	2.33	0.04	—	—	0.04	10.89
	11/30/10	10.89	0.04	1.03	1.07	0.04	—	—	0.04	11.92
	11/30/11	11.92	0.06	0.63	0.69	0.04	—	—	0.04	12.57
Sustainable Core Opportunities Class I
	06/30/07(E)	12.72	0.10	2.59	2.69	0.07	—	—	0.07	15.34
	06/30/08	15.34	0.08	(2.44)	(2.36)	0.13	—	—	0.13	12.85
	11/30/08(F)	12.85	0.04	(4.27)	(4.23)	—	—	—	—	8.63
	11/30/09	8.63	0.09	2.30	2.39	0.07	—	—	0.07	10.95
	11/30/10	10.95	0.08	1.03	1.11	0.09	—	—	0.09	11.97
	11/30/11	11.97	0.10	0.64	0.74	0.09	—	—	0.09	12.62
Sustainable Growth Opportunities^^^ Class A
	06/30/07	16.40	(0.12)	2.30	2.18	—	—	—	—	18.58
	06/30/08	18.58	(0.23)	(1.67)	(1.90)	—	—	—	—	16.68
	11/30/08(F)	16.68	(0.06)	(7.26)	(7.32)	—	—	—	—	9.36
	11/30/09	9.36	(0.09)	2.71	2.62	—	0.60	—	0.60	11.38
	11/30/10	11.38	(0.08)	2.70	2.62	—	—	—	—	14.00
	11/30/11	14.00	(0.09)	1.52	1.43	—	—	—	—	15.43
Sustainable Growth Opportunities^^^ Class I
	06/30/07	17.11	(0.05)	2.42	2.37	—	—	—	—	19.48
	06/30/08	19.48	(0.14)	(1.77)	(1.91)	—	—	—	—	17.57
	11/30/08(F)	17.57	(0.08)	(7.65)	(7.73)	—	—	—	—	9.84
	11/30/09	9.84	(0.23)	2.81	2.58	—	0.60	—	0.60	11.82
	11/30/10	11.82	(0.18)	2.79	2.61	—	—	—	—	14.43
	11/30/11	14.43	(0.10)	1.59	1.49	—	—	—	—	15.92
Total Return Bond Class A
	11/30/11(C)	10.00	0.24	0.18	0.42	0.28	—	—	0.28	10.14
Total Return Bond Class C
	11/30/11(C)	10.00	0.23	0.18	0.41	0.28	—	—	0.28	10.13
Total Return Bond Class I
	11/30/11(C)	10.00	0.25	0.19	0.44	0.30	—	—	0.30	10.14

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses		Ratio of expenses to			Ratio of net investment
				Ratio of		to average net		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total		Net assets at	expenses to		assets before		contractual and		investment income	assets before contractual and	Portfolio
Share	return		end of period	average net		custodian fee		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*		(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	rate (%)
Small Company Class A
	8.74		$1,223,641	1.13		1.13		1.13		(0.01)	(0.01)	47
	(35.47)		721,874	1.22		1.22		1.22		(0.48)	(0.48)	45
	25.26		1,047,330	1.28		1.28		1.28		(0.31)	(0.31)	30
	22.35		1,122,623	1.17		1.17		1.17		(0.37)	(0.37)	32
	9.20		1,093,043	1.10		1.10		1.10		(0.44)	(0.44)	37
Small Company Class C
	7.88		186,560	1.97		1.98		1.98		(0.87)	(0.87)	47
	(36.04)		113,843	1.99		1.99		1.99		(1.25)	(1.25)	45
	24.37		153,790	2.12		2.12		2.12		(1.14)	(1.14)	30
	21.44		166,931	1.93		1.93		1.93		(1.14)	(1.14)	32
	8.37		153,765	1.85		1.85		1.85		(1.20)	(1.20)	37
Small Company Class I
	1.86	++	53,029	0.75	+	0.76	+	0.76	+	(0.07)+	(0.07)+	47	++
	(35.16)		154,663	0.82		0.83		0.83		(0.02)	(0.02)	45
	25.94		624,302	0.76		0.76		0.76		0.19	0.19	30
	22.92		924,047	0.72		0.72		0.72		0.08	0.08	32
	9.59		1,153,094	0.68		0.68		0.68		(0.03)	(0.03)	37
Sustainable Core Opportunities Class A
	20.63		56,385	1.29		1.29		1.61		0.37	0.05	40
	(15.84)		251,146	1.21		1.21		1.37		0.18	0.02	82
	(33.07	)++	157,704	1.27	+	1.28	+	1.35	+	0.48 +	0.41 +	6	++
	27.27		180,582	1.47		1.47		1.50		0.39	0.36	12
	9.80		179,907	1.35		1.35		1.35		0.34	0.34	11
	5.79		172,858	1.34		1.34		1.34		0.45	0.45	7
Sustainable Core Opportunities Class I
	21.16		7,785	0.90		0.90		1.14		0.78	0.54	40
	(15.50)		60,428	0.80		0.80		0.93		0.57	0.44	82
	(32.84	)++	11,347	0.76	+	0.76	+	0.85	+	0.93 +	0.84 +	6	++
	27.99		11,189	0.86		0.86		0.96		1.00	0.90	12
	10.18		10,479	0.95		0.95		0.95		0.73	0.73	11
	6.15		8,483	1.00		1.00		1.00		0.79	0.79	7
Sustainable Growth Opportunities^^^ Class A
	13.29		177,514	1.88		1.88		1.88		(0.72)	(0.72)	48
	(10.23)		164,005	1.75		1.75		1.77		(1.30)	(1.32)	113
	(43.88	)++	87,026	1.45	+	1.45	+	1.45	+	(1.01)+	(1.01)+	39	++
	29.99		100,590	1.61		1.61		1.61		(0.94)	(0.94)	29
	23.02		110,749	1.42		1.42		1.42		(0.64)	(0.64)	11
	10.21		109,185	1.39		1.39		1.39		(0.62)	(0.62)	8
Sustainable Growth Opportunities^^^ Class I
	13.85		515	1.38		1.38		1.38		(0.29)	(0.29)	48
	(9.80)		2,012	1.20		1.20		1.20		(0.78)	(0.78)	113
	(44.00	)++	975	1.74	+	1.75	+	1.75	+	(1.31)+	(1.31)+	39	++
	28.00		1,119	2.85		2.85		2.85		(2.18)	(2.18)	29
	22.08		1,767	2.14		2.14		2.26		(1.37)	(1.49)	11
	10.33		1,805	1.38		1.38		1.76		(0.62)	(0.99)	8
Total Return Bond Class A
	4.28	++	23,856	0.95	+	0.95	+	0.95	+	2.46 +	2.46 +	784	++
Total Return Bond Class C
	4.16	++	14,205	1.04	+	1.04	+	1.04	+	2.40 +	2.40 +	784	++
Total Return Bond Class I
	4.40	++	11,070	0.82	+	0.82	+	0.82	+	2.60 +	2.60 +	784	++

The accompanying notes are an integral part of the financial statements.

*Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

**The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable.

***Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

^ Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010 and Sentinel Capital Markets Income Fund prior to November 1, 2006.

^^ Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.

^^^ Name change. Formerly known as Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Common Stock Fund Class A by 0.04%, Sentinel Common Stock Fund Class C by 0.07%, Sentinel Common Stock Fund Class I by 0.04%, Sentinel Mid Cap Fund Class A by 0.08%, Sentinel Mid Cap Fund Class C by 0.08% and Sentinel Mid Cap Fund Class I by 0.06% for the fiscal year ended November 30, 2011.

(A) Commenced operations August 27, 2007.

(B) Commenced operations May 4, 2007.

(C) Commenced operations December 17, 2010.

(D) The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information for the Sentinel Georgia Municipal Bond Fund prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5,2007 is based on the predecessor Synovus Mid Cap Value Fund.

(E) Per share net investment income (loss) and net realized and unrealized gains (losses) calculated using the SEC method.

(F) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Growth Opportunities Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Growth Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

See notes to Financial Highlights at the end of the schedule.

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Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company currently consists of fifteen separate series (each individually referred to as a “Fund”) with the following share classes offered:

FUND NAME	SHARE CLASSES OFFERED
Sentinel Balanced Fund	Class A, Class C and Class I
Sentinel Capital Growth Fund	Class A, Class C and Class I
Sentinel Common Stock Fund	Class A, Class C and Class I
Sentinel Conservative Strategies Fund (formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010)	Class A, Class C and Class I*
Sentinel Georgia Municipal Bond Fund (a non-diversified series)	Class I
Sentinel Government Securities Fund	Class A, Class C and Class I
Sentinel Growth Leaders Fund (a non-diversified series)	Class A, Class C and Class I
Sentinel International Equity Fund	Class A, Class C and Class I
Sentinel Mid Cap Fund	Class A, Class C and Class I
Sentinel Mid Cap Value Fund (a non-diversified series)	Class A, Class C and Class I
Sentinel Short Maturity Government Fund	Class A and Class S
Sentinel Small Company Fund	Class A**, Class C** and Class I
Sentinel Sustainable Core Opportunities Fund	Class A and Class I
Sentinel Sustainable Growth Opportunities Fund	Class A and Class I
Sentinel Total Return Bond Fund (a new series which commenced operations on December 17, 2010)	Class A, Class C and Class I

*Class commenced operations on December 17, 2010.

**Class no longer available for new investments, exchanges and reinvestment privileges, except under limited circumstances as described in the Prospectus dated March 30, 2011.

Each Fund has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

B. Fair Value Measurement:

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•

Level 1– Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, domestic Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

Notes to Financial Statements

•             Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign Exchange Traded Funds, forward foreign currency contracts, non-exchange traded derivatives and OTC securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•                Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of November 30, 2011 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Collateralized Mortgage Obligations	$—	$1,105,615	$—	$1,105,615
Commercial Mortgage-Backed Securities	—	2,269,908	—	2,269,908
Corporate Bonds	—	21,536,319	—	21,536,319
Domestic Common Stocks	149,678,197	—	—	149,678,197
Domestic Exchange Traded Funds	1,534,000	—	—	1,534,000
Foreign Stocks & ADR’s	6,896,725	—	—	6,896,725
Institutional Money Market Funds	—	2,704,692	—	2,704,692
Mortgage-Backed Securities	—	32,366,137	—	32,366,137
U.S. Treasury Obligations	—	3,000,000	—	3,000,000
Totals	$158,108,922	$62,982,671	$—	$221,091,593

Capital Growth:
Corporate Short-Term Notes	$—	$2,899,981	$—	$2,899,981
Domestic Common Stocks	111,401,534	—	—	111,401,534
Domestic Exchange Traded Funds	5,767,407	—	—	5,767,407
Foreign Stocks & ADR’s:
Switzerland	—	1,589,800	—	1,589,800
All Other Foreign Stocks & ADR’s	4,163,690	—	—	4,163,690
Institutional Money Market Funds	—	561,053	—	561,053
Totals	$121,332,631	$5,050,834	$—	$126,383,465

Common Stock:
Agency Discount Notes	$—	$14,999,956	$—	$14,999,956
Corporate Short-Term Notes	—	14,199,968	—	14,199,968
Domestic Common Stocks	1,237,330,280	—	—	1,237,330,280
Domestic Exchange Traded Funds	10,620,000	—	—	10,620,000
Foreign Stocks & ADR’s	55,844,850	—	—	55,844,850
Institutional Money Market Funds	—	12,544,014	—	12,544,014
Totals	$1,303,795,130	$41,743,938	$—	$1,345,539,068

Conservative Strategies*:
Commercial Mortgage-Backed Securities	$—	$4,422,212	$—	$4,422,212
Corporate Bonds	—	21,561,562	—	21,561,562
Corporate Short-Term Notes	—	4,999,972	—	4,999,972
Domestic Common Stocks	66,599,435	—	—	66,599,435
Domestic Exchange Traded Funds	446,040	—	—	446,040
Foreign Exchange Traded Funds	—	275,977	—	275,977
Foreign Stocks & ADR’s:
Australia	451,020	547,218	—	998,238
Brazil	323,880	—	—	323,880
France	413,920	861,843	—	1,275,763
Germany	329,780	938,814	—	1,268,594
Hong Kong	—	825,088	—	825,088
Ireland	—	315,409	—	315,409

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Israel	497,847	—	—	497,847
Japan	—	2,826,287	—	2,826,287
Macau	—	74,811	—	74,811
Malaysia	—	440,536	—	440,536
Netherlands	158,120	967,573	—	1,125,693
Singapore	—	317,759	—	317,759
South Africa	—	252,198	—	252,198
South Korea	—	909,406	—	909,406
Spain	187,500	—	—	187,500
Switzerland	541,200	1,267,799	—	1,808,999
Taiwan	501,450	—	—	501,450
United Kingdom	495,192	942,548	—	1,437,740
Institutional Money Market Funds	—	5,075,831	—	5,075,831
Mortgage-Backed Securities	—	43,246,057	—	43,246,057
Real Estate Investment Trusts	44,526	—	—	44,526
U.S. Treasury Obligations	—	6,579,222	—	6,579,222
Totals	$70,989,910	$97,648,122	$—	$168,638,032

Georgia Municipal Bond:
Institutional Money Market Funds	$—	$205,142	$—	$205,142
Municipal Bonds	$—	20,979,327	—	20,979,327
Totals	$—	$21,184,469	$—	$21,184,469

Government Securities:
Collateralized Mortgage Obligations	$—	$56,369,907	$—	$56,369,907
Institutional Money Market Funds	—	42,777,721	—	42,777,721
Mortgage-Backed Securities	—	700,297,721	—	700,297,721
Totals	$—	$799,445,349	$—	$799,445,349

Growth Leaders:
Corporate Short-Term Notes	$—	$1,099,995	$—	$1,099,995
Domestic Common Stocks	26,709,831	—	—	26,709,831
Domestic Exchange Traded Funds	1,412,079	—	—	1,412,079
Foreign Stocks & ADR’s	751,700	—	—	751,700
Institutional Money Market Funds	—	488,459	—	488,459
Totals	$28,873,610	$1,588,454	$—	$30,462,064

International Equity:
Agency Discount Notes	$—	$2,649,999	$—	$2,649,999
Corporate Short-Term Notes	—	3,499,796	—	3,499,796
Domestic Common Stocks	3,410,900	—	—	3,410,900
Domestic Exchange Traded Funds	2,551,950	—	—	2,551,950
Foreign Exchange Traded Funds	—	2,069,831	—	2,069,831
Foreign Stocks & ADR’s:
Australia	—	6,078,525	—	6,078,525
Brazil	1,916,290	—	—	1,916,290
China	—	2,082,708	—	2,082,708
Denmark	2,271,000	—	—	2,271,000
Finland	—	1,150,263	—	1,150,263
France	2,328,300	11,371,930	—	13,700,230
Germany	—	13,118,622	—	13,118,622
Hong Kong	—	4,648,383	—	4,648,383
India	1,601,050	—	—	1,601,050
Ireland	—	2,312,995	—	2,312,995
Israel	3,461,450	—	—	3,461,450
Italy	—	2,318,430	—	2,318,430
Japan	—	16,062,686	—	16,062,686
Macau	—	448,264	—	448,264
Malaysia	—	2,114,573	—	2,114,573
Netherlands	1,027,780	5,520,796	—	6,548,576
Singapore	—	2,506,167	—	2,506,167
South Africa	—	1,531,204	—	1,531,204
South Korea	—	5,352,218	—	5,352,218
Spain	1,462,500	1,360,529	—	2,823,029
Switzerland	—	12,568,644	—	12,568,644
Taiwan	2,172,950	—	—	2,172,950

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
United Kingdom	—	16,207,559	—	16,207,559
Institutional Money Market Funds	—	3,626,298	—	3,626,298
Totals	$22,204,170	$118,600,420	$—	$140,804,590

Mid Cap:
Corporate Short-Term Notes	$—	$2,499,999	$—	$2,499,999
Domestic Common Stocks	89,764,770	—	—	89,764,770
Foreign Stocks & ADR’s	2,194,339	—	—	2,194,339
Institutional Money Market Funds	—	953,609	—	953,609
Real Estate Investment Trusts	626,658	—	—	626,658
Totals	$92,585,767	$3,453,608	$—	$96,039,375

Mid Cap Value:
Domestic Common Stocks:	$103,351,547	$—	$—	$103,351,547
Foreign Stocks & ADR’s	—	4,461,087	—	4,461,087
Institutional Money Market Funds	—	3,065,263	—	3,065,263
Purchased Options	175	—	—	175
Totals	$103,351,722	$7,526,350	$—	$110,878,072

Short Maturity Government:
Collateralized Mortgage Obligations	$—	$2,604,459,442	$—	$2,604,459,442
Institutional Money Market Funds	—	27,188,492	—	27,188,492
Mortgage-Backed Securities	—	313,084,650	—	313,084,650
Totals	$—	$2,944,732,584	$—	$2,944,732,584

Small Company:
Corporate Short-Term Notes	$—	$43,499,190	$—	$43,499,190
Domestic Common Stocks	2,098,434,739	—	—	2,098,434,739
Domestic Exchange Traded Funds	71,866,473	—	—	71,866,473
Foreign Stocks & ADR’s	56,032,450	—	—	56,032,450
Institutional Money Market Funds	—	29,050,879	—	29,050,879
Real Estate Investment Trusts	51,130,176	—	—	51,130,176
U.S. Treasury Obligations	—	9,999,959	—	9,999,959
Totals	$2,277,463,838	$82,550,028	$—	$2,360,013,866

Sustainable Core Opportunities:
Corporate Short-Term Notes	$—	$1,999,934	$—	$1,999,934
Domestic Common Stocks	172,028,424	—	—	172,028,424
Foreign Stocks & ADR’s	6,051,750	—	—	6,051,750
Institutional Money Market Funds	—	1,165,266	—	1,165,266
Totals	$178,080,174	$3,165,200	$—	$181,245,374

Sustainable Growth Opportunities:
Corporate Short-Term Notes	$—	$6,749,977	$—	$6,749,977
Domestic Common Stocks	95,196,692	—	—	95,196,692
Domestic Exchange Traded Funds	1,463,118	—	—	1,463,118
Foreign Stocks & ADR’s	2,451,944	—	—	2,451,944
Institutional Money Market Funds	—	3,432,813	—	3,432,813
Totals	$99,111,754	$10,182,790	$—	$109,294,544

Total Return Bond:
Commercial Mortgage-Backed Securities	$—	$5,483,906	$—	$5,483,906
Corporate Bonds	—	19,625,051	—	19,625,051
Mortgage-Backed Securities	—	12,505,880	—	12,505,880
U.S. Treasury Obligations	—	6,579,222	—	6,579,222
Totals	$—	$44,194,059	$—	$44,194,059

Liabilities:
Conservative Strategies*:
Forward Foreign Currency Contracts	$—	$19,885	$—	$19,885
Mid Cap Value:
Written Options	$38,350	$—	$—	$38,350

*Name change. Formerly known as Sentinel Conservative Allocation Fund.

Notes to Financial Statements

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities.

There was no reportable Fair Value Level 3 activity for the fiscal year ended November 30, 2011.

There were no transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended November 30, 2011.

C. Securities Transactions and Related Investment Income:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)          when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)          on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses and the expiration of capital loss carry forwards to paid-in capital. The following reclassifications were made to reflect these differences as of November 30, 2011:

		Accumulated
		Undistributed
		Net Realized Gain
	Accumulated	(Loss) on
	Undistributed	Investments and
	Net Investment	Foreign Currency
Sentinel Fund	Income (Loss)	Transactions	Paid-in Capital
Balanced	$450,358	$90,947	$(541,305)
Capital Growth	(7,395)	5,093,611	(5,086,216)
Common Stock	(1,856)	(322,086)	323,942
Conservative Strategies*	506,382	(462,389)	(43,993)
Georgia Municipal Bond	26,818	(26,818)	—
Government Securities	6,568,809	(6,578,617)	9,808
Growth Leaders	43,259	4,316	(47,575)
International Equity	(79,514)	2,502,704	(2,423,190)
Mid Cap	649,338	289,060	(938,398)
Mid Cap Value	(14,566)	182,577	(168,011)
Short Maturity Government	31,094,559	(21,629,877)	(9,464,682)
Small Company	5,978,858	2,281,962	(8,260,820)
Sustainable Core Opportunities	537	(537)	—
Sustainable Growth Opportunities	714,587	173,876	(888,463)
Total Return Bond	196,203	(193,301)	(2,902)

*Name change. Formerly known as Sentinel Conservative Allocation Fund.

E. Dollar Rolls:

Sentinel Balanced, Sentinel Conservative Strategies (formerly known as Sentinel Conservative Allocation prior to December 15, 2010), Sentinel Government Securities, Sentinel Short Maturity Government and Sentinel Total Return Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2011.

F. Federal Income Taxes:

Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal or state excise tax or income tax liability. Each Fund is also required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. Fund management carried out procedures to identify material tax position adjustments and has none to report for the fiscal year ended November 30, 2011, along with the three previous fiscal years, which are still considered open and subject to examination.

Notes to Financial Statements

G. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1)  market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2)  purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

H. Forward Foreign Currency Contracts:

Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Mid Cap Value Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Growth Opportunities Fund and Sentinel Total Return Bond Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

I. Options Contracts:

Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Mid Cap Value Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Growth Opportunities Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended November 30, 2011, the Sentinel Mid Cap Value Fund purchased put options on specific individual securities, while also writing call options on specific individual securities, for the purpose of managing the Fund’s volatility by hedging the downside risk of a significant market decline in those individual securities over a short period of time.

Notes to Financial Statements

The following table summarizes the fair value of the Fund’s options contracts held as of November 30, 2011 along with the related location on the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

Sentinel	Purpose and Primary	Location on the			Fair Value of
Fund	Underlying Risk Exposure	Statement of Assets and Liabilities	Fair Value of Assets		Liabilities
Mid Cap Value	Hedge the downside risk of a significant market decline in individual securities over a short period of time.	Investments at value	$175	*	$—
Mid Cap Value	Hedge the downside risk of a significant market decline in individual securities over a short period of time.	Options written, at value	$—		$38,350

*Represents purchased options, at value.

Additionally, the amounts of realized and unrealized gains and losses on options contracts recognized in the Fund’s earnings during the fiscal year ended November 30, 2011 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

Sentinel	Purpose and Primary	Location of Realized and Unrealized Gain (Loss) on the	Net Realized		Net Change in Unrealized Appreciation
Fund	Underlying Risk Exposure	Statement of Operations	Gain (Loss)		(Depreciation)
Mid Cap Value	Hedge the downside risk of a significant market decline in individual securities over a short period of time.	Investments	$(231,962	)*	$(745	)*
Mid Cap Value	Hedge the downside risk of a significant market decline in individual securities over a short period of time.	Options written	$(49,600)		$20,822

*Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

Transactions in written options and related premiums received for the fiscal period ended November 30, 2011 were as follows:

	Number of
	contracts	Premiums
Outstanding at November 30, 2010	—	$—
Options written	2,120	136,051
Options terminated in closing purchase transactions	(587)	(44,260)
Options expired	(333)	(32,619)
Outstanding at November 30, 2011	1,200	$59,172

During the fiscal year ended November 30, 2011, the Sentinel Mid Cap Value Fund’s average monthly notional amount of options contracts was $341,355.

J. Futures Contracts:

Certain Funds may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended November 30, 2011, the Sentinel Conservative Strategies, Sentinel Government Securities and Sentinel Total Return Bond Funds sold futures contracts in U.S. Treasury 5-Year Notes, U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

At November 30, 2011, none of the Funds had open futures contracts.

The amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended November 30, 2011 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

Notes to Financial Statements

		Location of Realized and Unrealized		Net Change in Unrealized
	Purpose and Primary	Gain (Loss) on the Statement of	Net Realized	Appreciation
Sentinel Fund	Underlying Risk Exposure	Operations	Gain (Loss)	(Depreciation)
Conservative Strategies	Hedge interest rate risk.	Futures contracts	$(6,659)	$—
Government Securities	Hedge interest rate risk.	Futures contracts	$98,877	$—
Total Return Bond	Hedge interest rate risk.	Futures contracts	$(266,090)	$—

During the fiscal year ended November 30, 2011, the average monthly notional value of futures contracts was as follows:

Average Monthly
Sentinel Fund	Notional Value
Conservative Strategies	$310,462
Government Securities	8,568,184
Total Return Bond	2,731,525

K. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2011.

L. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from State Street Bank and Trust Company (“SSB”) for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), which ever is greater, plus an additional 1.25%. In addition, a commitment fee equal to 0.15% per annum on the daily unused balance is paid quarterly to SSB and is included in Custodian fees on the Statement of Operations. The average amount outstanding and average interest rate for each Fund during the fiscal year ended November 30, 2011 was as follows:

	Average Amount	Average Interest
Sentinel Fund	Outstanding	Rate
Balanced	$4,124	1.42%
Capital Growth	5,556	1.42%
Common Stock	—	1.42%
Conservative Strategies*	3,412	1.42%
Georgia Municipal Bond	16,509	1.42%
Government Securities	38,542	1.42%
Growth Leaders	14,391	1.42%
International Equity	2,456	1.42%
Mid Cap	10,841	1.42%
Mid Cap Value	72,045	1.42%
Short Maturity Government	297,300	1.42%
Small Company	15,780	1.42%
Sustainable Core Opportunities	1,118	1.42%
Sustainable Growth Opportunities	4,601	1.42%
Total Return Bond	3,246	1.42%

*Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.

At November 30, 2011, none of the Funds had an outstanding balance against this line of credit.

M. Securities Lending:

Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities loaned, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. For the fiscal year ended November 30, 2011, none of the Funds loaned securities because the Funds’ advisor elected to temporarily suspend participation in the program.

N. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Notes to Financial Statements

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the Statement of Operations as an expense offset. There were no expense offsets for the fiscal year ended November 30, 2011.

The Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies (formerly known as Sentinel Conservative Allocation prior to December 15, 2010), Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel Mid Cap, Sentinel Mid Cap Value, Short Maturity Government, Sentinel Sustainable Core Opportunities, Sentinel Sustainable Growth Opportunities and Sentinel Total Return Bond Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged.

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”), Sentinel Asset Management, Inc. (“SAMI”, a subsidiary of NLV Financial Corporation), provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and Sentinel Short Maturity Government Funds.

Sentinel Fund	Advisory Fee Rate	Average Daily Net Assets

	Each subject to:
Balanced	0.55%	First $200 million
Conservative Strategies*	0.50%	Next $200 million
Total Return Bond	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
	Each subject to:
Capital Growth	0.70%	First $500 million
Common Stock	0.65%	Next $300 million
International Equity	0.60%	Next $200 million
Mid Cap	0.50%	Next $1 billion
Small Company	0.40%	In excess of $2 billion
Sustainable Core Opportunities
Sustainable Growth Opportunities
Georgia Municipal Bond	0.45%	First $1 billion
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
Government Securities	0.55%	First $200 million
Short Maturity Government	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
Growth Leaders	0.90%	First $500 million
	0.85%	Next $300 million
	0.80%	Next $200 million
	0.70%	Next $1 billion
	0.60%	In excess of $2 billion
Mid Cap Value	0.75%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

*Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. (“GLOBALT”). Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

With respect to Sentinel Mid Cap Value Fund, effective August 18, 2011, SAMI had entered into an interim sub-advisory agreement (the “Interim Agreement”) with Crow Point Partners, LLC (“Crow Point”). Crow Point replaced the Fund’s previous sub-advisor, Steinberg Asset Management, LLC (“Steinberg”). Crow Point sub-advised the Fund under the Interim Agreement until it terminated on January 13, 2012, at which time SAMI assumed full responsibility for the Fund’s investment program. Pursuant to the Interim Agreement, Crow Point, and prior to that Steinberg, provided SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensated Crow Point and Steinberg for the sub-advisory services.

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan”.

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and another wholly owned subsidiary of SAMI are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies (formerly known as Sentinel Conservative Allocation prior

Notes to Financial Statements

to December 15, 2010), Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap Value, Sentinel Small Company, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Growth Opportunities Funds, (b) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities and Sentinel Total Return Bond Funds or (c) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class B shares, the Class B shares of each of the Sentinel Common Stock and Sentinel Small Company Funds paid to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees were used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund, which may have included recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments. Effective as of the close of business on March 11,2011, none of the Funds offered Class B shares.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies (formerly known as Sentinel Conservative Allocation prior to December 15, 2010), Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Mid Cap Value, Sentinel Small Company and Sentinel Total Return Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the Plan Applicable to Sentinel Balanced Fund Class D shares, these shares paid to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees were used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. Effective after the close of business on March 11, 2011, the Sentinel Balanced Fund Class D shares were converted to Class A shares.

Under the Plan Applicable to Sentinel Short Maturity Government Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer and for shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or the entire reporting period, from December 1, 2010 to November 30, 2011, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Capital Growth Fund Class C, Sentinel Government Securities Fund Class C, Sentinel Growth Leaders Fund Class C and Sentinel Mid Cap Fund Class C. NLV Financial Corporation and its affiliates also had investments in Sentinel Total Return Bond Fund Classes A and C from December 17, 2010 through November 30, 2011.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $4,577,067 for the fiscal year ended November 30, 2011. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $23,714 after allowances of $826,644 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $3,726,709 to other investment dealers. During this same period, the distributor advised the Funds that it received $251,300 in contingent deferred sales charges from certain redemptions of Class A shares, $4,446 in contingent deferred sales charges from redemptions of Class B shares, $97,675 in contingent deferred sales charges from redemptions of Class C shares, $1,860 in contingent deferred sales charges from redemptions of Class D shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Each Director who is not an affiliate of SAMI receives an annual fee of $64,000 from the Company. The Lead Independent Director is paid an additional $16,000 annual fee. The chairs of each of the Audit and Governance Committees are paid an additional annual fee of $6,000. Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. This plan was effective January 1, 2005 and is intended to enable any eligible Director of the Company to forego a portion of current compensation in exchange for the promise by the Company to pay a benefit at a later time as set forth in this plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2011 were $823,246.

Pursuant to an Administration Agreement with Sentinel Administrative Services, Inc. (“SASI”, a subsidiary of SAMI), the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administration Agreement.

Pursuant to a Transfer and Dividend Disbursing Agent Agreement with SASI, amended and restated effective March 31, 2011, prior to March 31, 2012, the Funds receive transfer agency services and pay SASI an annual fee of $2,332,311, plus an amount equal to an annual rate of $12 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. After March 31, 2012, the Funds shall receive transfer agency services and pay SASI an annual fee of $2,332,311, plus an amount equal to an annual rate of $11 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which will be paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,332,311 is subject to inflationary increases under certain

Notes to Financial Statements

circumstances, subject to approval by the Company’s Board of Directors. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund’s average daily net assets.

Fees paid to SASI under the provisions of the Administration and Transfer and Dividend Disbursing Agreements for the fiscal year ended November 30, 2011 were $7,522,829.

Effective July 1, 2010 with respect to the Sentinel Balanced, Sentinel Capital Growth and Sentinel Sustainable Growth Opportunities Funds and restated on March 30, 2011 to encompass all the Sentinel Funds, SAMI has agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. This agreement will continue through March 30, 2012. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the applicable Funds. For the fiscal year ended November 30, 2011, the total amount reimbursed under these agreements to Sentinel Conservative Strategies Fund Class I was $4,284 and to Sentinel Sustainable Growth Opportunities Fund Class I was $6,709.

Effective August 18, 2011, SAMI had contractually agreed to waive advisory fees paid by the Sentinel Mid Cap Value Fund at an annual rate equal to 0.15% of the first $50 million of the Fund’s average daily net assets and 0.10% on the next $50 million of such assets. For the fiscal period from August 18, 2011 through November 30, 2011, the total amount reimbursed under this agreement to Sentinel Mid Cap Value Fund Class A was $13,365, Sentinel Mid Cap Value Fund Class C was $4,036 and Sentinel Mid Cap Value Fund Class I was $18,215. The agreement terminated on January 13, 2012 and was replaced by a new fee waiver/expense reimbursement agreement. See Notes to Financial Statements section (9) Subsequent Events for further details.

As of November 30, 2011, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Sentinel Fund	Approximate % Ownership
Balanced - I	6.8%
Capital Growth - C	4.4%
Capital Growth - I	5.1%
Common Stock - A	0.6%
Conservative Strategies* - I	21.6%
Government Securities - C	0.1%
Growth Leaders - C	3.3%
Growth Leaders - I	70.0%
International Equity - I	70.6%
Mid Cap - C	3.3%
Mid Cap - I	3.4%
Sustainable Growth Opportunities – I	50.5%
Total Return Bond – A	35.0%
Total Return Bond – C	58.7%
Total Return Bond – I	84.6%

*Name change. Formerly known as Sentinel Conservative Allocation Fund.

(4) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations, forward foreign currency contracts, futures contracts and written options) for the fiscal year ended November 30, 2011 were as follows:

	Purchases of
	Other than U.S.		Sales of Other
	Government	Purchases of U.S.	than U.S.	Sales of U.S.
	Direct and	Government Direct	Government	Government Direct
	Agency	and Agency	Direct and Agency	and Agency
Sentinel Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$49,856,273	$318,454,815	$57,585,371	$329,325,006
Capital Growth	14,294,806	—	26,442,559	—
Common Stock	245,761,808	—	110,395,268	—
Conservative Strategies*	102,119,258	428,338,225	62,930,485	429,126,473
Georgia Municipal Bond	2,588,928	—	6,177,825	—
Government Securities	—	4,828,201,351	—	4,865,015,474
Growth Leaders	9,154,576	—	18,083,055	—
International Equity	44,667,775	—	64,172,013	—
Mid Cap	41,074,190	—	52,392,245	—
Mid Cap Value	148,771,132	—	223,890,626	—
Short Maturity Government	—	1,265,081,181	—	1,832,107,366
Small Company	864,758,815	—	891,490,693	—
Sustainable Core Opportunities	12,865,098	—	31,968,622	—
Sustainable Growth Opportunities	8,875,015	—	32,721,514	—
Total Return Bond	45,328,784	249,052,856	19,808,779	230,809,841

*Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.

Notes to Financial Statements

At November 30, 2011, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

			Expiring
Sentinel Fund			on 11/30
Conservative Strategies*	$1,377,605	**	2016
	2,678,042		2016
	1,589,975	**	2017
	759,245		2017
Total	$6,404,867

Government Securities	$6,789,861		2018

Growth Leaders	$2,750,514		2017

International Equity	$8,816,571		2017
	7,311,854		2018
	$16,128,425

Mid Cap	$8,826,585		2017

Mid Cap Value	$8,329,191		2017

Short Maturity Government	$5,073,636		2012
	4,694,622		2013
	4,202,997		2014
	916,192		2015
	505,428		2016
	2,065,072		2017
	16,447,278		2018
	32,731,463		2019
Total	$66,636,688

Sustainable Core Opportunities	$15,917,378		2014
	20,754,251		2016
	9,656,295		2017
	2,756,462		2018
	2,019,008		2019
	$51,103,394

Sustainable Growth Opportunities	$13,794,804		2016
	14,734,464		2017
	$28,529,268

  *Name change. Formerly known as Sentinel Conservative Allocation Fund.

**Utilization of these losses in future years is limited to $2,090,549 each year under Federal tax laws.

During the year ended November 30, 2011, the Funds utilized capital losses as follows:

Capital Losses
Sentinel Fund	Utilized
Capital Growth	$2,321,990
Conservative Strategies*	2,490,539
Growth Leaders	2,289,569
International Equity	5,100,673
Mid Cap	12,968,410
Mid Cap Value	13,725,499
Small Company	38,099,766
Sustainable Growth Opportunities	3,242,041

*Name change. Formerly known as Sentinel Conservative Allocation Fund.

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Sentinel Fund	Capital Losses Expired
Short Maturity Government	$9,464,512

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after November 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

Notes to Financial Statements

(5) Fund Shares:

At November30, 2011, 2.94 billion shares of one cent par value were authorized as follows:

Authorized
Shares
Class A Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	75,000,000
Conservative Strategies*	20,000,000
Government Securities	90,000,000
Growth Leaders	20,000,000
International Equity	20,000,000
Mid Cap	45,000,000
Mid Cap Value	40,000,000
Short Maturity Government	200,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Growth Opportunities	40,000,000
Total Return Bond	40,000,000
1,010,000,000
Class C Shares
Balanced	10,000,000
Capital Growth	40,000,000
Common Stock	10,000,000
Conservative Strategies*	10,000,000
Government Securities	20,000,000
Growth Leaders	20,000,000
International Equity	10,000,000
Mid Cap	30,000,000
Mid Cap Value	40,000,000
Small Company	50,000,000
Total Return Bond	40,000,000
280,000,000
Class I Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	40,000,000
Conservative Strategies*	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
Growth Leaders	40,000,000
International Equity	40,000,000
Mid Cap	40,000,000
Mid Cap Value	40,000,000
Small Company	250,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Growth Opportunities	40,000,000
Total Return Bond	40,000,000
770,000,000
Class S Shares
Short Maturity Government	500,000,000

Total Allocated Shares	2,560,000,000
Unallocated Shares	380,000,000

*Name change. Formerly known as Sentinel Conservative Allocation Fund.

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

Sentinel Fund	Shares sold	Shares issued in share conversions		Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Net Increase (Decrease) in Shares Outstanding
Fiscal Year Ended November 30, 2011
Balanced–A	1,233,617	124,613	+	363,546	2,148,245	(426,469)
Balanced–C	135,767	—		14,872	144,399	6,240
Balanced–D	976	—		2,110	28,292	(25,206)
Balanced–D+	—	—		—	125,113	(125,113)
Balanced–I	15,269	—		6,247	34,932	(13,416)
Capital Growth–A	452,186	—		15,004	1,011,173	(543,983)
Capital Growth–C	7,231	—		—	32,737	(25,506)
Capital Growth–I	55,961	—		642	22,275	34,328
Common Stock–A	4,884,550	121,266	++	215,712	4,119,618	1,101,910
Common Stock–B	823	—		—	34,295	(33,472)
Common Stock–B++	—	—		—	126,129	(126,129)
Common Stock–C	418,530	—		1,416	188,287	231,659
Common Stock–I	6,166,435	—		40,597	2,263,896	3,943,136
Conservative Strategies* – A	4,615,428	—		157,568	2,241,402	2,531,594
Conservative Strategies* – C	2,277,303	—		41,490	493,754	1,825,039
Conservative Strategies* – I^	492,447	—		2,971	101,633	393,785
Georgia Municipal Bond–I	249,169	—		388	647,294	(397,737)
Government Securities–A	30,630,050	—		2,924,173	26,747,790	6,806,433
Government Securities–C	2,797,620	—		306,488	3,354,221	(250,113)
Government Securities–I	4,194,227	—		306,855	5,453,785	(952,703)
Growth Leaders–A	413,395	—		2,579	1,081,293	(665,319)
Growth Leaders–C	15,486	—		—	97,303	(81,817)
Growth Leaders–I	110,903	—		68	18,271	92,700
International Equity–A	671,082	—		158,727	2,709,877	(1,880,068)
International Equity–C	34,121	—		1,219	51,193	(15,853)
International Equity–I	1,364,964	—		10,049	100,003	1,275,010
Mid Cap–A	825,926	—		—	1,315,804	(489,878)
Mid Cap–C	91,701	—		—	40,052	51,649
Mid Cap–I	80,848	—		—	90,597	(9,749)
Mid Cap Value –A	1,274,962	—		77,706	4,253,905	(2,901,237)
Mid Cap Value – C	83,829	—		9,165	362,738	(269,744)
Mid Cap Value – I	1,153,659	—		81,718	2,123,575	(888,198)
Short Maturity Government - A	48,267,601	—		1,739,493	68,600,561	(18,593,467)
Short Maturity Government -S	113,582,206	—		3,319,021	160,570,441	(43,669,214)
Small Company–A	23,808,599	1,065,390	^^	—	41,515,734	(16,641,745)
Small Company–B	10	—		—	512,647	(512,637)
Small Company–B^^	—	—		—	1,358,831	(1,358,831)
Small Company–C	557,254	—		—	4,361,354	(3,804,100)
Small Company–I	53,551,055	—		—	36,253,334	17,297,721
Sustainable Core Opportunities–A	412,035	—		45,982	1,797,635	(1,339,618)
Sustainable Core Opportunities–I	83,484	—		5,130	291,800	(203,186)
Sustainable Growth Opportunities–A	345,146	—		—	1,183,016	(837,870)
Sustainable Growth Opportunities–I	7,462	—		—	16,441	(8.979)
Total Return Bond–A^	2,996,162	—		42,079	685,298	2,352,943
Total Return Bond – C^	1,373,420	—		29,781	1,157	1,402,044
Total Return Bond – I^	1,074,584	—		24,293	6,930	1,091,947

+	All outstanding shares of the Sentinel Balanced Fund Class D were converted into Sentinel Balanced Fund Class A shares following the close of business on March 11, 2011.
++	All outstanding shares of the Sentinel Common Stock Fund Class B were converted into Sentinel Common Stock Fund Class A shares following the close of business on March 11, 2011.
*	Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.
^	Commenced operations December 17, 2010.
^^	All outstanding shares of the Sentinel Small Company Fund Class B were converted into Sentinel Small Company Fund Class A shares following the close of business on March 11, 2011.

Notes to Financial Statements

Sentinel Fund	Shares sold	Shares issued in share conversions		Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Net Increase (Decrease) in Shares Outstanding
Fiscal Year Ended November 30, 2010
Balanced – A	1,372,698	166,949	+	183,197	2,252,304	(529,460)
Balanced – B	1,660	—		546	136,725	(134,519)
Balanced – B+	—	—		—	166,105	(166,105)
Balanced – C	195,040	—		4,122	142,013	57,149
Balanced – D	1,471	—		504	131,563	(129,588)
Balanced – I	20,328	—		2,681	20,769	2,240
Capital Growth – A	554,771	—		12,711	1,106,197	(538,715)
Capital Growth – C	24,629	—		—	21,583	3,046
Capital Growth – I	14,238	—		361	26,845	(12,246)
Common Stock – A	2,266,894	—		189,761	3,970,293	(1,513,638)
Common Stock – B	3,855	—		—	166,936	(163,081)
Common Stock – C	359,630	—		484	165,799	194,315
Common Stock – I	2,188,311	—		34,973	2,439,795	(216,511)
Conservative Strategies* – A	2,717,202	240,948	++	127,147	2,146,447	938,850
Conservative Strategies* – B	13,547	—		3,168	341,090	(324,375)
Conservative Strategies* – B++	—	—		—	241,808	(241,808)
Conservative Strategies* – C	1,550,910	—		23,102	325,205	1,248,807
Georgia Municipal Bond – A	—	—		273	—	273
Georgia Municipal Bond – A**	—	—		—	12,494	(12,494)
Georgia Municipal Bond – I	128,673	12,194	*	1,183	367,490	(225,440)
Government Securities – A	24,488,243	—		2,379,685	24,835,025	2,032,903
Government Securities – C	4,414,740	—		174,838	2,549,690	2,039,888
Government Securities – I	4,501,221	—		190,003	5,978,911	(1,287,687)
Growth Leaders – A	837,138	—		1,669	994,521	(155,714)
Growth Leaders – C	44,723	—		—	78,629	(33,906)
Growth Leaders – I	19,572	—		4	16,160	3,416
International Equity – A	1,043,579	145,554	^	95,472	1,639,133	(354,528)
International Equity – B	200	—		—	35,735	(35,535)
International Equity – B^	—	—		—	149,810	(149,810)
International Equity – C	56,670	—		—	62,830	(6,160)
International Equity – I	92,275	—		6,389	92,867	5,797
Mid Cap*** – A	538,528	179,492	^^	—	945,297	(227,277)
Mid Cap*** – B	2,096	—		—	34,577	(32,481)
Mid Cap*** – B^^	—	—		—	207,965	(207,965)
Mid Cap*** – C	35,415	—		—	44,389	(8,974)
Mid Cap*** – I	48,253	—		—	61,587	(13,334)
Mid Cap Value – A	1,406,063	—		—	2,579,704	(1,173,641)
Mid Cap Value – C	105,789	—		—	378,387	(272,598)
Mid Cap Value – I	956,932	—		—	2,711,871	(1,754,939)
Short Maturity Government - A	102,630,913	—		2,225,909	73,165,083	31,691,739
Short Maturity Government - S	263,571,893	—		3,635,098	114,021,217	153,185,774
Small Company – A	29,588,340	—		—	51,384,909	(21,796,569)
Small Company – B	14,873	—		—	4,392,308	(4,377,435)
Small Company – C	2,008,305	—		—	5,019,272	(3,010,967)
Small Company – I	57,975,544	—		—	36,779,828	21,195,716
Sustainable Core Opportunities – A	522,063	—		49,983	2,057,825	(1,485,779)
Sustainable Core Opportunities – I	198,341	—		7,394	352,480	(146,745)
Sustainable Growth Opportunities – A	335,803	—		—	1,264,100	(928,297)
Sustainable Growth Opportunities – I	71,249	—		—	43,461	27,788

+	All outstanding shares of the Sentinel Balanced Fund Class B were converted into Sentinel Balanced Fund Class A shares following the close of business on September 10, 2010.
++

All outstanding shares of the Sentinel Conservative Allocation Fund Class B were converted into Sentinel Conservative Allocation Fund Class A shares following the close of business on September 10, 2010.

*	Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.
**	All outstanding shares of the Sentinel Georgia Municipal Bond Fund Class A were converted into Sentinel Georgia Municipal Bond Fund Class I shares following the close of business on January 15, 2010.
***	Name change. Formerly known as Sentinel Mid Cap Growth Fund prior to March 30, 2010.
^	All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.
^^	All outstanding shares of the Sentinel Mid Cap Fund Class B were converted into Sentinel Mid Cap Fund Class A shares following the close of business on March 19, 2010.

Notes to Financial Statements

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

SEC approved “Fair Fund” regulatory settlements have been included in net proceeds from sales of shares in the statement of changes in net assets. Settlements for the fiscal year ended November 30, 2011 were as follows:

Sentinel Fund	Class A	Class C	Class I	Total
Government Securities Fund	$1,765	$223	$177	$2,165
International Equity	11,730	335	2,670	14,735
Sustainable Core Opportunities	4,526	—	223	4,749

Settlements for the fiscal year ended November 30, 2010 were as follows:

Sentinel Fund	Class A	Class B		Class C	Class I	Total
Government Securities	$14,702	$—		$1,790	$2,314	$18,806
International Equity	1,469,654	24,637	^	35,566	78,219	1,608,076
Small Company	60,979	1,500		9,163	34,814	106,456
Sustainable Growth Opportunities	8,913	—		—	96	9,009

^All outstanding shares of the Sentinel International Equity Fund Class B were converted into Sentinel International Equity Fund Class A shares following the close of business on March 19, 2010.

(6) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. The projected obligations for such benefits have been accrued and the total estimated liabilities as of November 30, 2011 are as follows:

Sentinel Fund
Balanced – A	$13,979
Common Stock – A	110,127
Government Securities – A	11,765
Mid Cap – A	11,108

(7) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended November 30, 2011 were as follows:

Sentinel Fund	Ordinary Income	Tax- Exempt Income	Long Term Capital Gain	Total
Balanced	$6,191,084	$—	$851,456	$7,042,540
Capital Growth	366,587	—	—	366,857
Common Stock	11,452,367	—	723,878	12,176,245
Conservative Strategies*	3,195,295	—	—	3,195,295
Georgia Municipal Bond	—	633,363	321,950	955,313
Government Securities	48,439,979	—	3,550,262	51,990,241
Growth Leaders	45,317	—	—	45,317
International Equity	3,139,288	—	—	3,139,288
Mid Cap	—	—	—	—
Mid Cap Value	2,884,482	—	—	2,884,482
Short Maturity Government	58,481,280	—	—	58,481,280
Small Company	—	—	—	—
Sustainable Core Opportunities	672,696	—	—	672,696
Sustainable Growth Opportunities	—	—	—	—
Total Return Bond^	1,072,273	—	—	1,072,273

*Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.

^Commenced operations December 17, 2010.

Notes to Financial Statements

The tax character of distributions paid during the fiscal year ended November 30, 2010 were as follows:

Sentinel Fund	Ordinary Income	Tax- Exempt Income	Long Term Capital Gain	Total
Balanced	$3,360,864	$—	$—	$3,360,864
Capital Growth	256,209	—	—	256,209
Common Stock	9,440,397	—	—	9,440,397
Conservative Strategies*	2,272,004	—	—	2,272,004
Georgia Municipal Bond	26,818	741,183	536,732	1,304,733
Government Securities	38,147,621	—	2,726,853	40,874,474
Growth Leaders	22,665	—	—	22,665
International Equity	1,700,456	—	—	1,700,456
Mid Cap**	—	—	—	—
Mid Cap Value	—	—	—	—
Short Maturity Government	67,929,169	—	—	67,929,169
Small Company	—	—	—	—
Sustainable Core Opportunities	670,547	—	—	670,547
Sustainable Growth Opportunities	—	—	—	—

*Name change. Formerly known as Sentinel Conservative Allocation Fund prior to December 15, 2010.

**Name change. Formerly the Sentinel Mid Cap Growth Fund prior to March 30, 2010.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Currently Distributable Ordinary Income	Currently Distributable Tax-Exempt Income	Currently Distributable Long Term Capital Gain or Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Balanced	$1,346,202	$—	$9,226,855	$49,067,052
Capital Growth	251,698	—	411,116	48,167,706
Common Stock	4,998,880	—	17,752,574	416,957,958
Conservative Strategies*	157,161	—	(6,404,867)	5,740,013
Georgia Municipal Bond	—	31,891	294,309	1,305,239
Government Securities	919,154	—	(6,789,861)	6,774,682
Growth Leaders	—	—	(2,750,514)	7,049,205
International Equity	1,240,359	—	(16,128,425)	11,658,492
Mid Cap	—	—	(8,826,585)	19,165,438
Mid Cap Value	—	—	(8,329,191)	28,441,740
Short Maturity Government	187,837	—	(66,636,688)	27,995,954
Small Company	—	—	207,735,054	431,160,139
Sustainable Core Opportunities	900,042	—	(51,103,394)	19,827,401
Sustainable Growth Opportunities	—	—	(28,529,268)	32,850,864
Total Return Bond	890,495	—	—	(686,647)

*Name change. Formerly known as Sentinel Conservative Allocation Fund.

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(8) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Subsequent Events:

Effective January 13, 2012, the name of the Sentinel Mid Cap Value Fund was changed to the Sentinel Mid Cap II Fund. In addition, the Fund’s value investment style changed to more closely resemble that employed with respect to the Sentinel Mid Cap Fund and a new fee waiver/expense reimbursement agreement was implemented to the extent necessary to prevent the total operating expenses of the Fund’s Class A shares, on an annualized basis, from exceeding the total operating expense ratio of the Class A shares of the Sentinel Mid Cap Fund.

Effective March 1, 2012, each Director who is not an affiliate of SAMI will receive a base annual fee from the Company of $73,000.

Notes to Financial Statements

On December 22, 2011, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

Sentinel Fund	Net Investment Income	Short-term Capital Gain	Long-Term Capital Gain
Balanced - A	$0.087	$0.05304	$0.71239
Balanced - C	0.053	0.05304	0.71239
Balanced - I	0.088	0.05304	0.71239
Capital Growth - A	0.066	—	0.06156
Capital Growth - A	—	—	0.06156
Capital Growth - I	0.068	—	0.06156
Common Stock - A	0.079	0.01322	0.41183
Common Stock - C	0.018	0.01322	0.41183
Common Stock - I	0.105	0.01322	0.41183
Conservative Strategies - A	0.028	—	—
Conservative Strategies - C	0.021	—	—
Conservative Strategies - I	0.028	—	—
Georgia Municipal Bond - I	0.024	—	0.14000
Government Securities - A	0.040	—	—
Government Securities - C	0.035	—	—
Government Securities - I	0.044	—	—
International Equity - A	0.160	—	—
International Equity - I	0.237	—	—
Mid Cap Value - I	0.038	—	—
Short Maturity Government - A	0.015	—	—
Short Maturity Government -S	0.012	—	—
Small Company - A	—	—	0.69177
Small Company - C	—	—	0.69177
Small Company - I	—	—	0.69177
Sustainable Core Opportunities - A	0.061	—	—
Sustainable Core Opportunities - I	0.109	—	—
Total Return Bond - A	0.030	0.17627	—
Total Return Bond - C	0.029	0.17627	—
Total Return Bond - I	0.031	0.17627	—

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund (formerly Sentinel Conservative Allocation Fund), Sentinel Georgia Municipal Bond Fund, Sentinel Government Securities Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Mid Cap Value Fund, Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Growth Opportunities Fund and Sentinel Total Return Bond Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 25, 2012

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/11 through 11/30/11.

Actual Expenses

The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/11 through 11/30/11” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate and currently charge an annual maintenance fee of $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Miscellaneous Recurring Fees

Retirement Custodial Accounts
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

(Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expenses data is contained the accompanying Financial Statements and related Notes.

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/11
Sentinel Fund	Fund Class	Description	Percentage	06/01/11	11/30/11	Ratio	through 11/30/11*
Balanced
	A Shares	Actual	-4.32	$1,000.00	$956.85	1.13	$5.54
		Hypothetical +	1.94	1,000.00	1,019.40	1.13	5.72
	C Shares	Actual	-4.67	1,000.00	953.32	1.91	9.35
		Hypothetical +	1.55	1,000.00	1,015.49	1.91	9.65
	I Shares	Actual	-4.29	1,000.00	957.05	1.13	5.54
		Hypothetical +	1.94	1,000.00	1,019.40	1.13	5.72
Capital Growth
	A Shares	Actual	-3.53	1,000.00	964.74	1.30	6.40
		Hypothetical +	1.85	1,000.00	1,018.55	1.30	6.58
	C Shares	Actual	-3.96	1,000.00	960.39	2.24	11.01
		Hypothetical +	1.38	1,000.00	1,013.84	2.24	11.31
	I Shares	Actual	-3.50	1,000.00	965.03	1.29	6.35
		Hypothetical +	1.86	1,000.00	1,018.60	1.29	6.53
Common Stock
	A Shares	Actual	-6.96	1,000.00	930.41	1.12	5.42
		Hypothetical +	1.95	1,000.00	1,019.45	1.12	5.67
	C Shares	Actual	-7.34	1,000.00	926.62	1.94	9.37
		Hypothetical +	1.53	1,000.00	1,015.34	1.94	9.80
	I Shares	Actual	-6.82	1,000.00	931.80	0.79	3.83
		Hypothetical +	2.11	1,000.00	1,021.11	0.79	4.00
Conservative Strategies
	A Shares	Actual	-3.44	1,000.00	965.58	1.13	5.57
		Hypothetical +	1.94	1,000.00	1,019.40	1.13	5.72
	C Shares	Actual	-3.84	1,000.00	961.63	1.80	8.85
		Hypothetical +	1.60	1,000.00	1,016.04	1.80	9.10
	I Shares	Actual	-3.46	1,000.00	965.44	1.08	5.32
		Hypothetical +	1.96	1,000.00	1,019.65	1.08	5.47
Georgia Municipal Bond
	I Shares	Actual	2.96	1,000.00	1,029.61	0.69	3.51
		Hypothetical +	2.16	1,000.00	1,021.61	0.69	3.50
Government Securities
	A Shares	Actual	2.37	1,000.00	1,023.65	0.80	4.06
		Hypothetical +	2.11	1,000.00	1,021.06	0.80	4.05
	C Shares	Actual	1.87	1,000.00	1,018.68	1.58	8.00
		Hypothetical +	1.72	1,000.00	1,017.15	1.58	7.99
	I Shares	Actual	2.48	1,000.00	1,024.80	0.54	2.74
		Hypothetical +	2.24	1,000.00	1,022.36	0.54	2.74
Growth Leaders
	A Shares	Actual	-5.00	1,000.00	949.96	1.57	7.67
		Hypothetical +	1.72	1,000.00	1,017.20	1.57	7.94
	C Shares	Actual	-5.51	1,000.00	944.92	2.65	12.92
		Hypothetical +	1.18	1,000.00	1,011.78	2.65	13.36
	I Shares	Actual	-4.82	1,000.00	951.85	1.35	6.61
		Hypothetical +	1.83	1,000.00	1,018.30	1.35	6.83
International Equity
	A Shares	Actual	-15.80	1,000.00	842.02	1.42	6.56
		Hypothetical +	1.80	1,000.00	1,017.95	1.42	7.18
	C Shares	Actual	-16.34	1,000.00	836.58	2.78	12.80
		Hypothetical +	1.11	1,000.00	1,011.13	2.78	14.02
	I Shares	Actual	-15.64	1,000.00	843.56	1.03	4.76
		Hypothetical +	1.99	1,000.00	1,019.90	1.03	5.22

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/11
Sentinel Fund	Fund Class	Description	Percentage	06/01/11	11/30/11	Ratio	through 11/30/11*
Mid Cap
	A Shares	Actual	-6.92	$1,000.00	$930.77	1.43	$6.92
		Hypothetical +	1.79	1,000.00	1,017.90	1.43	7.23
	C Shares	Actual	-7.39	1,000.00	926.11	2.41	11.64
		Hypothetical +	1.30	1,000.00	1,012.99	2.41	12.16
	I Shares	Actual	-6.78	1,000.00	932.24	1.10	5.33
		Hypothetical +	1.96	1,000.00	1,019.55	1.10	5.57
Mid Cap Value
	A Shares	Actual	-10.86	1,000.00	891.41	1.48	7.02
		Hypothetical +	1.76	1,000.00	1,017.65	1.48	7.49
	C Shares	Actual	-11.18	1,000.00	888.22	2.13	10.08
		Hypothetical +	1.44	1,000.00	1,014.39	2.13	10.76
	I Shares	Actual	-10.61	1,000.00	893.89	0.97	4.61
		Hypothetical +	2.02	1,000.00	1,020.21	0.97	4.91
Short Maturity Government
	A Shares	Actual	0.30	1,000.00	1,003.03	0.83	4.17
		Hypothetical +	2.09	1,000.00	1,020.91	0.83	4.20
	S Shares	Actual	—	1,000.00	1,000.00	1.24	6.22
		Hypothetical +	1.89	1,000.00	1,018.85	1.24	6.28
Small Company
	A Shares	Actual	-9.56	1,000.00	904.44	1.08	5.16
		Hypothetical +	1.96	1,000.00	1,019.65	1.08	5.47
	C Shares	Actual	-9.87	1,000.00	901.27	1.82	8.67
		Hypothetical +	1.59	1,000.00	1,015.94	1.82	9.20
	I Shares	Actual	-9.39	1,000.00	906.15	0.68	3.25
		Hypothetical +	2.17	1,000.00	1,021.66	0.68	3.45
Sustainable Core Opportunities
	A Shares	Actual	-7.37	1,000.00	926.31	1.36	6.57
		Hypothetical +	1.83	1,000.00	1,018.25	1.36	6.88
	I Shares	Actual	-7.27	1,000.00	927.26	0.99	4.78
		Hypothetical +	2.01	1,000.00	1,020.10	0.99	5.01
Sustainable Growth Opportunities
	A Shares	Actual	-4.46	1,000.00	955.42	1.38	6.76
		Hypothetical +	1.81	1,000.00	1,018.15	1.38	6.98
	I Shares	Actual	-4.38	1,000.00	956.16	1.38	6.77
		Hypothetical +	1.81	1,000.00	1,018.15	1.38	6.98
Total Return Bond
	A Shares	Actual	0.69	1,000.00	1,006.92	0.99	4.98
		Hypothetical +	2.01	1,000.00	1,020.10	0.99	5.01
	C Shares	Actual	0.66	1,000.00	1,006.62	1.12	5.63
		Hypothetical +	1.95	1,000.00	1,019.45	1.12	5.67
	I Shares	Actual	0.76	1,000.00	1,007.61	0.87	4.38
		Hypothetical +	2.07	1,000.00	1,020.71	0.87	4.41

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Additional Information for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2011. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2011. The information required to complete your income tax returns for the calendar year will be sent to you in January 2012.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Georgia Municipal Bond Fund from its net income are tax-exempt for Federal income tax purposes and no earnings in the Fund are subject to an alternative minimum tax.

Sentinel Fund	Dividends Received Deduction	Qualified Dividend Income	Long-Term Capital Gain Distributions	Tax-Exempt Income Distributions
Balanced	78.42%	77.41%	$851,456	$—
Capital Growth	100.00	100.00	—	—
Common Stock	100.00	100.00	723,878	—
Conservative Strategies*	54.12	54.00	—	—
Georgia Municipal Bond	0.00	0.00	321,950	633,363
Government Securities	0.00	0.00	3,550,262	—
Growth Leaders	100.00	100.00	—	—
International Equity	100.00	100.00	—	—
Mid Cap Value	100.00	100.00	—	—
Sustainable Core Opportunities	100.00	100.00	—	—

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Proxy Voting Results (Unaudited)

A special meeting of shareholders of the Sentinel Mid Cap Value Fund (the “Fund”) was held on October 24, 2011 for the purpose of approving a new investment sub-advisory agreement between Sentinel Asset Management, Inc. and Crow Point Partners, LLC. As of the record date, assets issued and outstanding and entitled to vote at the special meeting totaled $161,802,373. Shareholders on the record date were entitled to one vote for each dollar of net asset value per share for each share held. The Fund did not receive sufficient votes to approve the new investment sub-advisory agreement.

Voted Category	Assets Voted	Percentage of Voted Assets	Percentage of Outstanding Assets
Value of Assets Voted For	$34,247,605	41.40%	21.17%
Value of Assets Voted Against	45,866,024	55.44%	28.35%
Value of Assets Abstaining	2,614,028	3.16%	1.61%
Total Assets Voted	$82,727,657	100.00%	51.13%

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively, “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). The Advisor has entered into a sub-advisory agreement (the “Sub-advisory Agreement”) with GLOBALT, Inc. (“GLOBALT”) regarding the Georgia Municipal Bond Fund. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements and Sub-advisory Agreement were last approved by the Board on August 17, 2011.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory and Sub-advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2011, the process to be followed in connection with the 2011 review of the Advisory and Sub-advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Following the meetings, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations.

The Independent Directors met to consider the continuance of the Advisory and Sub-advisory Agreements on July 19, 2011. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, the sub-advisor and the Advisory and Sub-advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory and Sub-advisory Agreements. Following the July 19, 2011 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 16 and 17, 2011 to further consider the continuance of the Advisory and Sub-advisory Agreements. The Funds’ counsel participated in the July19 and August16 and 17 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, GLOBALT, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance information provided by Lipper Inc. (“Lipper”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor or GLOBALT (except in the case of the Fund sub-advised by GLOBALT, where Class I shares were considered); the nature, extent and quality of services rendered by the Advisor and its affiliates, and GLOBALT; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including the fact that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT; Fund advisory fees and Class A share expense information provided by Lipper as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor and GLOBALT regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor and GLOBALT to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor and GLOBALT; the compliance record of the Advisor and affiliates and GLOBALT under applicable laws and under their respective internal compliance programs, and the terms of the Advisory and Sub-advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the sub-advisor, the services they provide and the Advisory and Sub-advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Lipper.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds, which provided excellent investment advisory and nonadvisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds. The Board also determined that, while the Funds’ relationships with GLOBALT had commenced more recently, such firm had appropriate experience to act as the sub-advisor to the Georgia Municipal Bond Fund.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2011 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2011 as compared to net return information provided by Lipper for the Funds’ performance universe identified by Lipper. The Board also considered information prepared by Lipper covering other time periods and reviewed each Fund’s most recent quarterly performance.

Information provided by Lipper indicated that a majority of the Funds had total returns in the top two quintiles compared to their category for two or more of the most recent 1-, 3- and 5-year periods. Further, a number of the Funds had performance in the top quintile for one or more of such periods. The Lipper report also included information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for either or both of the most recent 3-and 5-year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Lipper peers and the specific reasons for any underperformance. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance. After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of each of the Funds and the Advisor and sub-advisor supported the approval of the Advisory Agreements and Sub-advisory Agreement.

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2010 (including advisory fees) compared to those of the other funds in its Lipper peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Lipper. In the cases where total expense ratios exceeded the peer group median, the Independent Directors requested and received supplemental information from the Advisor and Lipper regarding specific expense items (such as transfer agency expenses) for individual Funds. The Advisor noted that, where a Fund’s expense ratio exceeded that of its Lipper peer group, it was often due to the lower relative size of the Fund’s assets under management and a higher proportion of smaller average account sizes. After reviewing this and related information the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements and the Sub-advisory Agreement.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2010 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the advisory agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements and Sub-advisory Agreement. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors

There are nine Directors of Sentinel Group Funds, Inc. Their names and other information about the seven independent Directors currently responsible for the oversight of the fifteen Funds currently comprising Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Deborah G. Miller (62) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, since 2009	Enterprise Catalyst Group (a management consulting firm ) - Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass - Director, since 2003; Wittenberg University - Director, since 1998

John Raisian, Ph.D. (62) National Life Drive Montpelier, VT 05604	Director, since 1996	Hoover Institution at Stanford University - Director and Senior Fellow, since 1986	None

Nancy L. Rose (53) National Life Drive Montpelier, VT 05604	Director, since 2003

Massachusetts Institute of Technology - Professor of Economics, since 1985; National Bureau of Economic Research - Director of Industrial Organization Research Program, since 1990; Whitehead Institute for Biomedical Research - Director, since 2009

CRA International, Inc. (a consulting firm) - Director, since 2004

Richard H. Showalter (64) National Life Drive Montpelier, VT 05604	Director, since 2003; Lead Independent Director, since 2005

Dartmouth-Hitchcock - Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center - Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance - Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer from 1999 to 2007

None

Susan M. Sterne (65) 5 Glen Court Greenwich, CT 06830	Director, since 1990; Audit, Compliance & Pricing Committee Chair, since 2007	Economic Analysis Associates, Inc. - President, since 1979	None

Angela E. Vallot (55) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, from 2004 to 2009

VallotKarp Consulting - President, since 2004; Colgate-Palmolive Company (a consumer products company) - Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) - Director of Diversity, from 1997 to 2001

None

Patanjali Varadarajan (49) National Life Drive Montpelier, VT 05604	Director, since 2008

Newsweek - International Editor, since 2010; The Daily Beast - National Affairs Correspondent, since 2009; Forbes - Editor, from 2008 to 2009; New York University -Professor, since 2007; Hoover Institution - Research Fellow, since 2007; The Wall Street Journal - Editor, from 2000 to 2007

None

Officers

The names of and other information relating to the two Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. MacLeay (62) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life - Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation - Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust - Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Christian W. Thwaites (53) National Life Drive Montpelier, VT 05604	President, Chief Executive Officer and Director, since 2005

Advisor - President & Chief Executive Officer, since 2005; National Life - Executive Vice President, since 2005; Sentinel Variable Products Trust - President and Chief Executive Officer, since 2005; Sentinel Financial Services Company (“SFSC”) - Chief Executive Officer, since 2005; President, from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) - President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) - President & Chief Executive Officer, from 2005 to 2006; Skandia Global Funds - Chief Executive Officer, from 1996 to 2004

None

John Birch (61) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008

Advisor - Chief Operating Officer, since 2005; SASI - Chief Operating Officer, since 2006; SASC - Chief Operating Officer, from 2005 to 2006; State Street Bank, Luxembourg - Head of Transfer Agency, from 2004 to 2005

N/A

Thomas P. Malone (55) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI - Vice President, since 2006; Sentinel Variable Products Trust - Vice President and Treasurer, since 2000; SASC - Vice President, from 1998 to 2006	N/A

John K. Landy (52) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI - Senior Vice President, since 2006; Sentinel Variable Products Trust - Vice President, since 2004; SASC - Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (46) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998

SASI - Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Variable Products Trust - Assistant Vice President and Assistant Treasurer, since 2004; SASC - Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (44) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life - Counsel, since 2008; Sentinel Variable Products Trust - Secretary, since 2008; State of Vermont, Department of Banking and Insurance - Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell - Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois - Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (30) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life - Senior Securities Paralegal, since 2010; Sentinel Variable Products Trust - Assistant Secretary, since 2010 and from 2007 to 2009; National Life - Senior Compliance Associate, from 2009 to 2010; National Life - Securities Paralegal, from 2007 to 2009; Holman Immigration - Paralegal, 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr - Paralegal, 2004 to 2006

N/A

D. Russell Morgan (56) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account - Chief Compliance Officer, since 2004; Sentinel Variable Products Trust - Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life - Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. - Counsel, from 1986 to 2005; Advisor, SFSC, SASC - Counsel, from 1993 to 2005

N/A

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company -

Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

A Standard of Stewardship

Stewardship is a serious responsibility that can be measured and proven over time.

That’s why we are committed to quality, consistency and sustainable results, counted in years rather than days, weeks or months.

Sentinel Investments has quietly set a standard of stewardship for more than 75 years.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information and is available from your financial advisor or www.sentinelinvestments.com. Please read it carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 43602 SF0104(0112)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2011, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2011 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2011 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2010	$290,500
2011	$377,625

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 report, in the last two fiscal years as follows:

2010	$79,000
2011	$81,750

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2010	$60,000
2011	$62,100

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief
Executive Officer

Date: February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief
Executive Officer

Date: February 6, 2012

By:	/s/ John Birch
John Birch,
Chief Financial Officer

Date: February 6, 2012